                                                                    Exhibit 10.1


                                                                EXECUTION COPY
==============================================================================


                                CREDIT AGREEMENT


                                      among


                            AC SAFETY HOLDING CORP.,

                               AEARO CORPORATION,


                                AEARO COMPANY I,

                                VARIOUS LENDERS,


                      BEAR STEARNS CORPORATE LENDING INC.,
                              as SYNDICATION AGENT,


                        NATIONAL CITY BANK OF INDIANA and
                             WELLS FARGO BANK, N.A.,
                           as CO-DOCUMENTATION AGENTS
                                       and

                       DEUTSCHE BANK AG, New York Branch,
                             as ADMINISTRATIVE AGENT


                   -------------------------------------------


                            Dated as of April 7, 2004

                   -------------------------------------------



================================================================================

    DEUTSCHE BANK SECURITIES INC.,                BEAR, STEARNS & CO. INC.,
   as SOLE LEAD ARRANGER and JOINT              as JOINT BOOK RUNNING MANAGER
       BOOK RUNNING MANAGER

                                TABLE OF CONTENTS

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SECTION 1. Amount and Terms of Credit.............................................................................1

         1.01 The Commitments.....................................................................................1
         1.02 Minimum Amount of Each Borrowing....................................................................2
         1.03 Notice of Borrowing.................................................................................2
         1.04 Disbursement of Funds...............................................................................3
         1.05 Notes...............................................................................................4
         1.06 Conversions.........................................................................................5
         1.07 Pro Rata Borrowings.................................................................................6
         1.08 Interest............................................................................................6
         1.09 Interest Periods....................................................................................7
         1.10 Increased Costs, Illegality, etc....................................................................9
         1.11 Compensation.......................................................................................11
         1.12 Change of Lending Office...........................................................................12
         1.13 Replacement of Lenders.............................................................................12
         1.14 Limitations on Additional Amounts, etc.............................................................13
         1.15 Incremental Loan Commitments.......................................................................13

SECTION 2. Letters of Credit.....................................................................................16

         2.01 Letters of Credit..................................................................................16
         2.02 Letter of Credit Requests; Notices of Issuance.....................................................17
         2.03 Letter of Credit Participations....................................................................18
         2.04 Agreement to Repay Letter of Credit Drawings.......................................................20
         2.05 Increased Costs....................................................................................21
         2.06 Minimum Stated Amount..............................................................................22

SECTION 3. Commitment Fee; Fees; Reductions of Commitment........................................................22

         3.01 Fees...............................................................................................22
         3.02 Voluntary Termination of Total Unutilized Revolving Loan Commitment................................23
         3.03 Mandatory Reduction of Commitments.................................................................24

SECTION 4. Prepayments; Payments; Taxes..........................................................................25

         4.01 Voluntary Prepayments..............................................................................25
         4.02 Mandatory Repayments...............................................................................26
         4.03 Method and Place of Payment........................................................................32
         4.04 Net Payments; Taxes................................................................................33

SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date...................................35

         5.01 Execution of Agreement; Effective Date; Notes......................................................35
         5.02 Officer's Certificate..............................................................................35
         5.03 Opinions of Counsel................................................................................35
         5.04 Corporate Documents; Proceedings...................................................................35
         5.05 Shareholders' Agreements; Management Agreements; etc...............................................36



                                      (i)

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         5.06 Equity Financing; Senior Subordinated Notes, etc...................................................36
         5.07 Consummation of the Acquisition....................................................................37
         5.08 Existing Indebtedness; Existing Senior Notes.......................................................37
         5.09 U.S. Pledge Agreement..............................................................................38
         5.10 Security Agreement.................................................................................38
         5.11 Subsidiary Guaranty................................................................................39
         5.12 Mortgage; Title Insurance; Survey; Landlord Waivers; etc...........................................39
         5.13 Material Adverse Change, etc.......................................................................40
         5.14 Litigation.........................................................................................40
         5.15 Fees, etc..........................................................................................41
         5.16 Approvals..........................................................................................41
         5.17 Financial Statements; Projections..................................................................41
         5.18 Solvency; Insurance Certificates...................................................................41

SECTION 6. Conditions Precedent to All Credit Events.............................................................41

         6.01 No Default; Representations and Warranties.........................................................42
         6.02 Notice of Borrowing; Letter of Credit Request......................................................42
         6.03 Incremental Term Loans.............................................................................42

SECTION 7. Representations and Warranties........................................................................42

         7.01 Status.............................................................................................43
         7.02 Power and Authority................................................................................43
         7.03 No Violation.......................................................................................43
         7.04 Governmental Approvals.............................................................................43
         7.05 Financial Statements; Financial Condition; Undisclosed Liabilities.................................44
         7.06 Litigation.........................................................................................45
         7.07 True and Complete Disclosure.......................................................................45
         7.08 Use of Proceeds; Margin Regulations................................................................45
         7.09 Tax Returns and Payments...........................................................................46
         7.10 ERISA..............................................................................................46
         7.11 The Security Documents.............................................................................47
         7.12 Properties.........................................................................................48
         7.13 Capitalization.....................................................................................48
         7.14 Subsidiaries.......................................................................................49
         7.15 Compliance with Statutes, etc......................................................................49
         7.16 Investment Company Act.............................................................................49
         7.17 Public Utility Holding Company Act.................................................................49
         7.18 Environmental Matters..............................................................................49
         7.19 Labor Relations....................................................................................50
         7.20 Intellectual Property..............................................................................50
         7.21 Indebtedness.......................................................................................50
         7.22 Senior Subordinated Notes..........................................................................50
         7.23 Insurance..........................................................................................51

SECTION 8. Affirmative Covenants.................................................................................51

         8.01 Information Covenants..............................................................................51


                                      (ii)


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         8.02 Books, Records and Inspections.....................................................................54
         8.03 Maintenance of Property; Insurance.................................................................54
         8.04 Franchises, etc....................................................................................55
         8.05 Compliance with Statutes, etc......................................................................55
         8.06 Compliance with Environmental Laws.................................................................55
         8.07 ERISA..............................................................................................56
         8.08 End of Fiscal Years; Fiscal Quarters...............................................................57
         8.09 Performance of Obligations.........................................................................57
         8.10 Payment of Taxes...................................................................................57
         8.11 Additional Mortgages; Further Assurances...........................................................57
         8.12 Foreign Subsidiaries Security......................................................................58
         8.13 Ownership of Subsidiaries..........................................................................59
         8.14 Permitted Acquisitions.............................................................................60
         8.15 Interest Rate Protection...........................................................................61

SECTION 9. Negative Covenants....................................................................................61

         9.01 Liens..............................................................................................62
         9.02 Consolidation, Merger, Sale of Assets, etc.........................................................64
         9.03 Dividends..........................................................................................67
         9.04 Indebtedness.......................................................................................69
         9.05 Advances, Investments, Loans, Purchase of Assets...................................................71
         9.06 Transactions with Affiliates.......................................................................74
         9.07 Maximum Capital Expenditures.......................................................................75
         9.08 Leverage Ratio.....................................................................................76
         9.09 Interest Coverage Ratio............................................................................77
         9.10 Restrictions on Swedish Note.......................................................................78
         9.11 Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation,
                  By-Laws and Certain Agreements; etc............................................................78
         9.12 Limitation on Certain Restrictions on Subsidiaries.................................................79
         9.13 Limitation on Issuance of Equity...................................................................80
         9.14 Business...........................................................................................80
         9.15 Limitation on the Creation of Subsidiaries.........................................................81
         9.16 Changes to Legal Names, Organizational Identification Numbers, Jurisdiction or Type or
                  Organization...................................................................................81

SECTION 10. Events of Default....................................................................................82

         10.01 Payments..........................................................................................82
         10.02 Representations, etc..............................................................................82
         10.03 Covenants.........................................................................................82
         10.04 Default Under Other Agreements....................................................................83
         10.05 Bankruptcy, etc...................................................................................83
         10.06 ERISA.............................................................................................83
         10.07 Security Documents................................................................................84
         10.08 Guaranties........................................................................................84
         10.09 Judgments.........................................................................................84
         10.10 Change of Control.................................................................................84


                                     (iii)


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SECTION 11. Definitions and Accounting Terms.....................................................................85

         11.01 Defined Terms.....................................................................................85

SECTION 12. The Administrative Agent............................................................................118

         12.01 Appointment......................................................................................118
         12.02 Nature of Duties.................................................................................118
         12.03 Lack of Reliance on the Administrative Agent.....................................................119
         12.04 Certain Rights of the Administrative Agent.......................................................119
         12.05 Reliance.........................................................................................119
         12.06 Indemnification..................................................................................119
         12.07 The Administrative Agent in its Individual Capacity..............................................120
         12.08 Holders..........................................................................................120
         12.09 Resignation by the Administrative Agent..........................................................120
         12.10 Power of Attorney................................................................................121

SECTION 13. Guaranties..........................................................................................121

         13.01 The Guaranties...................................................................................121
         13.02 Bankruptcy.......................................................................................122
         13.03 Nature of Liability..............................................................................122
         13.04 Guaranty Absolute................................................................................122
         13.05 Independent Obligation...........................................................................122
         13.06 Authorization....................................................................................123
         13.07 Reliance.........................................................................................123
         13.08 Subordination....................................................................................124
         13.09 Waivers..........................................................................................124
         13.10 Guaranty Continuing..............................................................................125
         13.11 Binding Nature of Guaranties.....................................................................125
         13.12 Judgments Binding................................................................................125

SECTION 14. Miscellaneous.......................................................................................125

         14.01 Payment of Expenses, etc.........................................................................125
         14.02 Right of Setoff..................................................................................127
         14.03 Notices..........................................................................................128
         14.04 Benefit of Agreement.............................................................................128
         14.05 No Waiver; Remedies Cumulative...................................................................130
         14.06 Payments Pro Rata................................................................................130
         14.07 Calculations; Computations.......................................................................131
         14.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL...........................131
         14.09 Counterparts.....................................................................................132
         14.10 Effectiveness....................................................................................132
         14.11 Headings Descriptive.............................................................................132
         14.12 Amendment or Waiver..............................................................................133
         14.13 Confidentiality..................................................................................134
         14.14 Register.........................................................................................135
         14.15 Other Agents.....................................................................................136

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                                      (iv)


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         14.16 USA Patriot Act..................................................................................136
         14.17 Judgment Currency................................................................................136
         14.18 Post-Closing Actions.............................................................................137



SCHEDULE I        Commitments
SCHEDULE II       Lender Addresses
SCHEDULE III      [Intentionally Omitted]
SCHEDULE IV       Real Property
SCHEDULE V        Convertible Securities, Options or Rights
SCHEDULE VI       Subsidiaries
SCHEDULE VII      Existing Indebtedness
SCHEDULE VIII     Insurance
SCHEDULE IX       Existing Liens
SCHEDULE X        Existing Investments
SCHEDULE XI       Existing Letters of Credit

EXHIBIT A         Form of Notice of Borrowing
EXHIBIT B-1       Form of Initial Term Note
EXHIBIT B-2       Form of Euro Term Note
EXHIBIT B-3       Form of Incremental Term Note
EXHIBIT B-4       Form of Revolving Note
EXHIBIT C         Form of Incremental Commitment Agreement
EXHIBIT D         Form of Letter of Credit Request
EXHIBIT E         Form of Section 4.04(b)(ii) Certificate
EXHIBIT F-1       Opinion of O'Melveny & Myers LLP
EXHIBIT F-2       Opinion of Mary Alice Bejar, Esq.
EXHIBIT G         Form of Officers' Certificate
EXHIBIT H         U.S. Pledge Agreement
EXHIBIT I         Security Agreement
EXHIBIT J         Form of Subsidiary Guaranty
EXHIBIT K         Form of Solvency Certificate
EXHIBIT L         Form of Assignment and Assumption Agreement
EXHIBIT M         Form of Intercompany Note
EXHIBIT N         Form of Permitted Earn-Out Debt Subordination Provision
EXHIBIT O         Form of Permitted Seller Note
EXHIBIT P         Form of Shareholder Subordinated  Note

                  CREDIT AGREEMENT, dated as of April 7, 2004 among AC SAFETY HOLDING CORP. (the "Parent"), AEARO CORPORATION, a Delaware corporation ("Holdings"), AEARO COMPANY I, a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent (in such capacity, the "Syndication Agent"), NATIONAL CITY BANK OF INDIANA and WELLS FARGO BANK, N.A., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).


                              W I T N E S S E T H:
                              - - - - - - - - - -


                  WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrower the respective credit facilities provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with an Initial Term Loan Commitment severally agrees to make on the Initial Borrowing Date a term loan or term loans (each an "Initial Term Loan" and collectively, the "Initial Term Loans") to the Borrower, which Initial Term Loans shall (i) be made and maintained in Dollars,
(ii) at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or one or more Borrowings of Eurodollar Loans having such Interest Periods as are selected by the Borrower pursuant to Section 1.09, provided that prior to the Syndication Date, Initial Term Loans may only be incurred and maintained as or converted into Eurodollar Loans if the Interest Period in respect of such Eurodollar Loans is a Pre-Syndication Interest Period, and (iii) not exceed for any Lender, in initial aggregate principal amount, that amount which equals the Initial Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Initial Term Loans incurred hereunder may not be reborrowed.

                  (b) Subject to and upon the terms and conditions set forth herein, each Lender with an Euro Term Loan Commitment severally agrees to make on the Initial Borrowing Date a term loan or term loans (each an "Euro Term Loan" and collectively, the "Euro Term Loans") to the Borrower, which Euro Term Loans shall (i) be made and maintained in Euros, (ii) be incurred and maintained as one or more Borrowings of Euro Term Loans having such Interest Periods as are selected by the Borrower pursuant to Section 1.09, provided that prior to the Syndication Date, all such Euro Term Loans shall have Interest Periods which are Pre-Syndication Interest Periods, and (iii) not exceed for any Lender, in initial aggregate principal amount, that amount which equals the Euro Term Loan Commitment of such Bank at the time of incurrence thereof (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, Euro Term Loans incurred hereunder may not be reborrowed.

         (c) Subject to Section 1.15 and the other terms and conditions set forth herein, each Lender with an Incremental Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Incremental Term Loan" and, collectively, the "Incremental Term Loans") to the Borrower, which Incremental Term Loans (i) may only be incurred pursuant to the number of drawings and on the Incremental Term Loan Borrowing Date(s) set forth in the applicable Incremental Commitment Agreement pursuant to which such Incremental Term Loans are to be made and shall in no event be incurred later than the Incremental Commitment Termination Date, (ii) be made and maintained in Dollars, (iii) shall constitute Term Loans under the Tranche specified in the applicable Incremental Commitment Agreement, provided that no Incremental Term Loans may be made part of the Tranche of Euro Term Loans, (iv) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (x) all Incremental Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Incremental Term Loans of the same Type and (y) the Borrower's right to incur, maintain and/or convert Incremental Term Loans under a given Tranche into Eurodollar Loans may be subject to the limitations, if any, set forth in the applicable Incremental Commitment Agreement and (v) shall be made by each such Lender in that aggregate principal amount which does not exceed the Incremental Term Loan Commitment of such Lender under the relevant Tranche on any such Incremental Term Loan Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(b)). Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed.

                  (d) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees to make to the Borrower at any time and from time to time on or after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, a loan or loans (each a "Revolving Loan" and collectively the "Revolving Loans"), which Revolving Loans
(i) shall be made and maintained in Dollars, (ii) at the option of the Borrower, shall be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that prior to the Syndication Date all such Revolving Loans shall have Interest Periods which are Pre-Syndication Interest Periods,
(iii) may be repaid and reborrowed in accordance with the provisions hereof,
(iv) shall not exceed (immediately after giving effect to the making thereof and the use of the proceeds thereof) for any Lender that aggregate principal amount which, when added to the sum of (x) the aggregate principal amount of all other Revolving Loans made by such Lender and then outstanding and (y) the product of
(A) such Lender's Revolving Percentage and (B) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, Revolving Loans) at such time, equals the Revolving Loan Commitment of such Lender at such time.

                  1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount for the respective Tranche. More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than 15 Borrowings of Euro Rate Loans hereunder.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans hereunder it shall give the Administrative Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) on the date such Loan is to be made of each Base Rate Loan, and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Euro Rate Loan, provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify (i) the date of such incurrence (which shall be a Business Day), (ii) whether the Loans being made shall constitute Term Loans, or Revolving Loans and the Applicable Currency of such Term Loans, (iii) the aggregate principal amount of the Loans to be made, (iv) in the case of Dollar Loans, whether such Loans being made are to be initially maintained as Base Rate Loans or Eurodollar Loans and (v) in the case of Euro Rate Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly (and in any event within one Business Day after its receipt of a Notice of Borrowing) give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed incurrence, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any incurrence of Loans, the Administrative Agent may act without liability upon the basis of telephonic notice, believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice absent manifest error.

                  1.04 Disbursement of Funds. No later than 2:00 P.M. (New York time) on the date specified in each Notice of Borrowing, each Lender with a Commitment under the respective Tranche will make available its pro rata portion of each Borrowing of Loans requested to be made on such date, in the relevant Applicable Currency and in immediately available funds at the appropriate Payment Office of the Administrative Agent. The Administrative Agent will make available to the Borrower at the Payment Office in the relevant Applicable Currency, in immediately available funds, the aggregate of the amounts so made available by the Lenders prior to 2:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available (in the Applicable Currency) to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount (in the Applicable Currency) is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount (in the Applicable Currency) on demand from such Lender. If such Lender does not pay such corresponding amount (in the Applicable Currency) forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount (in the Applicable Currency) to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.05 Notes. (a) At the request of any Lender, the Borrower's obligation to pay the principal of, and interest on, the Loans made by such Lender to the Borrower shall be evidenced (i) if Initial Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each an "Initial Term Note" and, collectively, the "Initial Term Notes"), (ii) if Euro Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each an "Euro Term Note" and, collectively, the "Euro Term Notes"), (iii) if Incremental Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each an "Incremental Term Note" and, collectively, the "Incremental Term Notes") and
(iv) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each a "Revolving Note" and, collectively, the "Revolving Notes").

         (b) The Initial Term Note issued by the Borrower to any Lender that has an Initial Term Loan Commitment or outstanding Initial Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date, (iii) be in a stated principal amount equal to the Initial Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)) (or, if issued after the Initial Borrowing Date, the then outstanding Initial Term Loans of such Lender at such time), (iv) mature on the Initial Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08, (vi) be subject to voluntary prepayment as provided in Section 4.01(a) and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (c) The Euro Term Note issued by the Borrower to any Lender that has a Euro Term Loan Commitment or outstanding Euro Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (iii) be in a stated principal amount equal to the Euro Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)) (or, if issued after the Initial Borrowing Date, the outstanding Euro Term Loans of such Lender at such time), (iv) mature on the Euro Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08, (vi) be subject to voluntary prepayment as provided in Section 4.01(a) and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (d) The Incremental Term Note issued by the Borrower to any Lender that has an Incremental Term Loan Commitment or outstanding Incremental Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the date of issuance thereof, (iii) be in a stated principal amount equal to the Incremental Term Loan Commitment of such Lender on the respective Incremental Term Loan Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)) (or, if issued after such Incremental Term Loan Borrowing Date be in a stated principal amount equal to the outstanding Incremental Term Loans of such Lender on the date of issuance thereof), (iv) mature on the applicable Incremental Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08,
(vi) be subject to voluntary prepayment as provided in Section 4.01(a) and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (e) The Revolving Note issued by the Borrower to any Lender that has a Revolving Loan Commitment (or after the termination thereof, an outstanding Revolving Loan) shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date,
(iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender at the time of issuance, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08,
(vi) be subject to voluntary prepayment as provided in Section 4.01(a) and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the Guaranties and be secured by the Security Documents.

                  (f) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

                  (g) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Notes shall only be delivered to Lenders which at any time (or from time to time) specifically request the delivery of such Notes. No failure of any Lender to request, obtain, maintain or present a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower or any other Credit Party to pay the Loans (or interest thereon) or perform any other Obligation which would otherwise be evidenced thereby in accordance with the requirements of this Agreement or any other Credit Document, and shall not in any way affect the guaranties or security interests in respect thereof provided pursuant to any Credit Document. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations on such Note otherwise described in preceding clause (f) of this Section 1.05. At any time when any Lender requests the delivery of a Note or Notes to evidence any of its Loans and/or Commitments, the Borrower shall promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans and/or Commitments.

                  1.06 Conversions. The Borrower shall have the option to convert on any Business Day all or a portion equal to at least the applicable Minimum Borrowing Amount for such Tranche of the outstanding principal amount of the Dollar Loans made to the Borrower pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing or Borrowings (of the same Tranche) of another Type of Loan, provided that (i) no partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the applicable Minimum Borrowing Amount for such Tranche, (ii) Base Rate Loans may not be converted into Eurodollar Loans if any Event of Default is in existence on the date of the conversion if the Administrative Agent or the Majority Lenders in respect of the applicable Tranche have previously advised the Borrower that conversions will not be permitted while such Event of Default remains in existence, (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02, (iv) prior to the Syndication Date, no Loan may be converted into Eurodollar Loans except on the first day of a Pre-Syndication Interest Period and (v) the Borrower's right to convert Incremental Term Loans of a given Tranche shall be subject to the limitations, if any, set forth in the applicable Incremental Commitment Agreement. Each such conversion (other than automatic conversions pursuant to the last paragraph of Section 1.09) shall be effected by the Borrower's giving the Administrative Agent at its Notice Office prior to 1:00 P.M. (New York time) at least three Business Days' prior written notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made, the date of such conversion (which shall be a Business Day) and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of Loans under a Tranche under this Agreement shall be incurred from the Lenders pro rata on the basis of their Commitments under such Tranche (and after the termination thereof, Loans under such Tranche). It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the conversion or maturity (whether by acceleration or otherwise) of such Base Rate Loan, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Euro Rate Loan incurred by the Borrower from the date the proceeds thereof are made available to the Borrower until the conversion or maturity (whether by acceleration or otherwise) of such Euro Rate Loan, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the applicable Euro Rate for such Loans plus the Applicable Margin for such Interest Period plus, in the case of Euro Term Loans, any Mandatory Costs.

                  (c) Overdue principal and interest in respect of each Loan shall, in each case, bear interest at a rate per annum equal to the greater of
(x) the rate which is 2% in excess of the rate then borne by such Loans plus, in the case of Euro Term Loans, any Mandatory Costs and (y) in the case of Dollar Loans, the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of the relevant Tranche from time to time, and all other overdue amounts payable hereunder and under any other Credit Document shall bear interest at a rate per annum equal to the rate which is 2% in excess of the rate applicable to Base Rate Loans which are Revolving Loans from time to time. Interest which accrues under this Section 1.08(c) shall be payable by the Borrower on demand by the Administrative Agent or Required Lenders.

                  (d) Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Euro Rate Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the respective interest rate for each Interest Period applicable to the Euro Rate Loans for which such determination is being made and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.09 Interest Periods. At the time it gives any Notice of Borrowing in respect of the making of any Euro Rate Loan, or any Notice of Conversion in respect of the conversion of any Eurodollar Loan (in the case of the initial Interest Period applicable thereto), or on the third Business Day prior to the expiration of an Interest Period applicable to any Euro Rate Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Euro Rate Loan, which Interest Period shall, subject to clauses (viii) and (ix) of the proviso below, at the option of the Borrower, be a one, two, three or six-month period, or with the consent of each Lender making such Euro Rate Loan, a nine or twelve-month period; provided that:

                  (i) all Euro Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Borrowing of Euro Rate Loans shall commence on the date of such Borrowing (including in the case of Dollar Loans, the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Euro Rate Loans shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) no Interest Period in respect of Dollar Loans may be selected at any time when an Event of Default is then in existence if the Administrative Agent or the Majority Lenders in respect of the applicable Tranche have previously advised the Borrower that conversions will not be permitted while such Event of Default remains in existence;

                  (vi) no Interest Period for a Borrowing under a Tranche shall be selected which extends beyond the respective Maturity Date of such Tranche;

                  (vii) no Interest Period in respect of any Borrowing of Term Loans under a Tranche shall be selected which extends beyond any date upon which a Scheduled Repayment of Term Loans of such Tranche will be required to be made under Section 4.02(b), (c) or (d) if the aggregate principal amount of Term Loans under such Tranche which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans then outstanding less the aggregate amount of such Scheduled Repayment;

                  (viii) prior to the Syndication Date, only Pre-Syndication Interest Periods may be selected;

                  (ix) the Borrower's right to select Interest Periods in respect of an Incremental Term Loan of a given Tranche may be subject to the limitations, if any, set forth in the applicable Incremental Commitment Agreement; and

                  (x) no Interest Period in respect of Euro Term Loans other than a one month Interest Period may be selected at any time when an Event of Default is then in existence if the Administrative Agent or the Majority Lenders in respect of the applicable Tranche have previously advised the Borrower that such longer Interest Periods will not be available while such Event of Default remains in existence.

Prior to the termination of any Interest Period applicable to any Loans, the Borrower may, at its option, designate that the respective Borrowing subject thereto be split into more than one Borrowing (for purposes of electing multiple Interest Periods to be applicable thereto upon the expiration of such Interest Period), so long as each such Borrowing resulting from the action taken pursuant to this sentence meets the Minimum Borrowing Amount for such Loans and the aggregate number of Borrowings does not exceed the limitations set forth in
Section 1.02. If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans as provided above, the Borrower shall be deemed to have elected (x) in the case of Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period and (y) in the case of Euro Term Loans, to select a one-month Interest Period for such Euro Term Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clauses (i) and (iii)(z) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the relevant interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate (in the case of Eurodollar Loans) or EURIBOR (in the case of Euro Term Loans);

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loan which such Lender deems to be material because of any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, and including the introduction of any new law or governmental rule, regulation, order, guideline or request (a "Change in Law"), which (A) changes the basis of taxation of payment to any Lender of the principal of or interest on such Euro Rate Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender, pursuant to the laws of the jurisdiction in which such Lender is organized or in which such Lender's principal office or applicable lending office is located or any subdivision thereof or therein and Taxes for which a payment is required pursuant to Section 4.04(a)), (B) changes official reserve requirements (except to the extent covered by Section 1.10(d) in respect of Euro Term Loans and, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate or EURIBOR, as the case may be) and/or (C) imposes any other condition affecting such Lender or the relevant interbank market or the position of such Lender in such market;

                  (iii) at any time, that the making or continuance of any Euro Rate Loan has been made (x) unlawful by any Change in Law, (y) impossible by compliance by any Lender in good faith with any governmental request made after the date of this Agreement (whether or not having force of law) or (z) impracticable as a result of a Change in Law which materially and adversely affects the relevant interbank market; or

                  (iv) at any time, that such Lender shall incur any Mandatory Costs;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) or (iii)(z) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clauses (i) and
(iii)(z) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (w) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed a request for Base Rate Loans by the Borrower and (B) in the event that any Euro Term Loans are so affected, the interest rate for such Euro Term Loan shall be determined on the basis provided in the proviso to the definition of EURIBOR, (x) in the case of clause (ii) above, the Borrower shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, based on averaging and attribution methods among customers which are reasonable, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto), (y) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law and (z) in the case of clause (iv) above, the Borrower shall pay to such Lender, upon written demand therefor, such Mandatory Costs.

                  (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.10(a)(ii), the Borrower may and in the case of a Euro Rate Loan affected by the circumstances described in Section 1.10(a)(iii) the Borrower shall either (x) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent written notice on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) and, for Eurodollar Loans, deem it to be a request for Base Rate Loans or (y) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent and the affected Lender, and subject to Section 4.02(k),
(A) in the case of a Eurodollar Rate Loan, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan or repay such Eurodollar Loan in full and (B) in the case of any Euro Term Loan, repay such Euro Term Loan in full; provided that (i) if the circumstances described in Section 1.10(a)(iii) apply to any Euro Term Loan, the Borrower may, in lieu of taking the actions described above, maintain such Euro Term Loan outstanding, in which case EURIBOR shall be determined on the basis provided in the last sentence of the definition of EURIBOR, unless the maintenance of such Euro Term Loan outstanding on such basis would not stop the conditions described in Section 1.10(a)(iii) from existing (in which case the actions described above, without giving effect to the proviso, shall be required to be taken) and (ii) if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

                  (c) If any Lender shall have determined that, after the Effective Date, the introduction, adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by the NAIC, any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such other corporation's capital or assets as a consequence of such Lender's Commitment or Commitments or Loans hereunder or its obligations hereunder to a level below that which such Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Lender (with a copy to the Administrative Agent), accompanied by the notice referred to in the penultimate sentence of this clause (c), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such other corporation for such reduction. In determining such additional amounts, each Lender will act reasonably and in good faith and will use reasonable averaging and attribution methods. Each Lender, upon determining that any additional amounts will be payable pursuant to this
Section 1.10(c), will give prompt written notice thereof to the Borrower (a copy of which shall be sent by such Lender to the Administrative Agent), which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(c) upon the subsequent receipt of such notice. A Lender's reasonable good faith determination of compensation owing under this
Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

                  (d) In the event that any Lender shall in good faith determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Euro Term Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Euro Term Loan is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to non-United States residents, then, unless such reserves are included in the calculation of the interest rate applicable to such Euro Term Loans or are payable pursuant to
Section 1.10(a)(ii)or (iv), such Lender shall promptly notify the Borrower in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the Borrower shall, and shall be obligated to, pay to such Lender such specified amounts as additional interest at the time that the Borrower is otherwise required to pay interest in respect of such Euro Term Loan or, if later, on written demand therefor by such Lender.

                  1.11 Compensation. The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans, but excluding loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion given by the Borrower (whether or not withdrawn by the Borrower); (ii) if any repayment (including any repayment made pursuant to Section 4.01(a) or 4.02 or a result of an acceleration of the Loans pursuant to Section 10 or as a result of the replacement of a Lender pursuant to Section 1.13 or 14.12(b)) or conversion of any Euro Rate Loans incurred by the Borrower occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any Euro Rate Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made by the Borrower pursuant to
Section 1.10(b).

                  1.12 Change of Lending Office. (a) Each Lender may transfer and carry its Loans and/or Commitments at, to or for the account of any branch office, subsidiary or affiliate of such Lender; provided, that the Borrower shall not be responsible for costs arising under Section 1.10, 1.11, 2.05 or
4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12(b)) to the extent such costs would not otherwise be applicable to such Lender at the time of transfer in the absence of such transfer.

                  (b) Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c),
Section 2.05 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.05 and 4.04.

                  1.13 Replacement of Lenders. (a) (i) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (ii) if any Lender refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 14.12(b) or (iii) upon the occurrence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders, the Borrower shall have the right, in accordance with the requirements of
Section 14.04(b), if no Event of Default will exist after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with an Eligible Transferee or Transferees, none of which shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender"), reasonably acceptable to the Administrative Agent and the Issuing Lender, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 14.04(b) (and with the assignment fee payable pursuant to said Section 14.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to
Section 3.01 and (y) the Issuing Lender an amount equal to such Replaced Lender's Revolving Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

                  (b) Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and
(ii) of the proviso contained in Section 1.13(a) and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 14.01 and 14.06), which shall survive as to such Replaced Lender.

                  1.14 Limitations on Additional Amounts, etc. Notwithstanding anything to the contrary contained in Section 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Lender gives notice to the Borrower that it is obligated to pay an amount under the respective Section within 180 days after the date such Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs 180 days prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be; provided that if the circumstances giving rise to such claims have a retroactive effect, then such 180-day period shall be extended to include the period of such retroactive effect. Notwithstanding anything to the contrary in this Agreement, this Section 1.14 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

                  1.15 Incremental Loan Commitments. (a) So long as no Default or Event of Default then exists or would result therefrom, the Borrower shall, in consultation with the Administrative Agent, have the right to request on one or more occasions on and after the Initial Borrowing Date and prior to the Incremental Term Loan Commitment Termination Date that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental Term Loan Commitments under any Tranche of Term Loans (including a New Tranche or an existing Tranche, but excluding the Tranche of Euro Term Loans) and, subject to the terms and conditions contained in this Agreement, make Incremental Term Loans pursuant thereto, it being understood and agreed, however, that:

                  (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Commitment Agreement as provided in clause (b) of this Section 1.15, such Lender shall not be obligated to fund any Incremental Term Loans;

                  (ii) any Lender or any other Person which will qualify as an Eligible Transferee may so provide an Incremental Term Loan Commitment without the consent of any other Lender;

                  (iii) each provision of Incremental Term Loan Commitments pursuant to this Section 1.15 on a given date (other than Incremental Term Loan Commitments with respect to Refinancing Incremental Term Loans) shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause (vii) below, Eligible Transferees who will become Lenders)) of at least $10,000,000;

                  (iv) the aggregate amount of all Incremental Term Loan Commitments (other than Incremental Term Loan Commitment s with respect to Refinancing Incremental Term Loans) permitted to be provided pursuant to this Section 1.15 shall not exceed $60,000,000;

                  (v) the relevant Incremental Commitment Agreements shall specifically set forth the Tranche of Term Loans in respect of the Incremental Term Loan Commitments being provided thereunder, provided that no Tranche of Incremental Term Loans may be added to the Tranche of Euro Term Loans;

                  (vi) each Lender agreeing to provide an Incremental Term Loan Commitment, shall make Incremental Term Loans under the Tranche of Term Loans specified in the relevant Incremental Commitment Agreement pursuant to Section 1.01(c) and such Incremental Term Loans shall thereafter be deemed to be Term Loans under the relevant Tranche of Term Loans for all purposes of this Agreement and the other Credit Documents, provided that no Tranche of Incremental Term Loans may be added to the Tranche of Euro Term Loans;

                  (vii) no Incremental Term Loan may be incurred unless the Borrower will be in compliance with each of the Financial Covenants, in each case, on a Pro Forma Basis after giving effect to the incurrence of such Incremental Term Loan and the application of the proceeds thereof;

                  (viii) if Incremental Term Loans incurred pursuant to an Incremental Term Loan Commitment are under a New Tranche, the Applicable Margin for such New Tranche of Incremental Term Loans, the Incremental Term Loan Maturity Date for such New Tranche and the Scheduled Repayments for such New Tranche and the other terms of such New Tranche shall be set forth in the related Incremental Commitment Agreement, provided that (x) the Maturity Date for such New Tranche shall not be earlier than the Initial Term Loan Maturity Date and (y) the Weighted Average Life to Maturity of such New Tranche shall not be shorter than the Weighted Average Life to Maturity of the Initial Term Loan Tranche; and

                  (ix) all actions taken by the Borrower pursuant to this
         Section 1.15 shall be done in coordination with the Administrative
         Agent.

                  (b) At the time of any provision of Incremental Term Loan Commitments pursuant to this Section 1.15, (i) the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee (each an "Incremental Lender") which agrees to provide an Incremental Term Loan Commitment shall execute and deliver to the Administrative Agent an Incremental Commitment Agreement substantially in the form of Exhibit C (appropriately completed), with the effectiveness of such Incremental Lender's Incremental Term Loan Commitment to occur on the date set forth in such Incremental Commitment Agreement and the payment of any fees (including, without limitation, any fees payable pursuant to clause (ii) below) required in connection therewith, (ii) the Administrative Agent shall receive from the Borrower (or, to the extent agreed to by the Borrower and the respective Incremental Lender, from such respective Incremental Lender) the payment of a non-refundable fee of $3,500 for each Eligible Transferee which becomes a Lender pursuant to this Section 1.15, (iii) the Borrower and its Subsidiaries shall have delivered such amendments, modifications and/or supplements to the Guaranties and the Security Documents as are necessary or in the reasonable opinion of the Administrative Agent, desirable to insure that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are secured by, and entitled to the benefits of, the Guaranties and the Security Documents, (iv) the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are permitted by, and constitute "Senior Indebtedness" under, the Senior Subordinated Note Documents, (v) the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are permitted by the terms of the outstanding Indebtedness of the Borrower and its Subsidiaries including, without limitation, the Senior Subordinated Note Documents and (vi) the Borrower shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Initial Borrowing Date pursuant to Section 5.03 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Commitment Agreement, and (i) at such time Schedule I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Lenders under the relevant Tranche or Tranches of Term Loans and (ii) to the extent requested by such Incremental Lenders, the appropriate Incremental Term Notes will be issued, at the Borrower's expense, to such Incremental Lenders, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the Incremental Term Loans made by such Incremental Lenders.

                  (c) In connection with each incurrence of Incremental Term Loans pursuant to Section 1.01(c), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding Term Loans under the relevant Tranche continue to participate in each Borrowing of outstanding Term Loans under such Tranche (after giving effect to the incurrence of Incremental Term Loans pursuant to Section 1.01(c)) on a pro rata basis, including by adding the Incremental Term Loans to be so incurred to the then outstanding Borrowings of Term Loans on a pro rata basis even though as a result thereof such new Incremental Term Loan (to the extent required to be maintained as Eurodollar Loans), may effectively have a shorter Interest Period than the then outstanding Borrowings of Term Loans under such Tranche and it is hereby agreed that (x) to the extent any then outstanding Borrowings of Term Loans that are maintained as Eurodollar Loans are affected as a result thereof, any costs of the type described in Section 1.11 incurred by such Lenders in connection therewith shall be for the account of the Borrower or (y) to the extent the Incremental Term Loans to be so incurred are added to the then outstanding Borrowings of Term Loans which are maintained as Eurodollar Loans, the Lenders that have made such additional Incremental Term Loans shall be entitled to receive an effective interest rate on such additional Incremental Term Loans as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional Incremental Term Loans plus the then Applicable Margin for such Tranche of Term Loans until the end of the respective Interest Period or Interest Periods with respect thereto.

                  SECTION 2. Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Borrower may request the Issuing Lender at any time and from time to time on or after the Initial Borrowing Date and prior to the fifth Business Day (or 30th day in the case of Trade Letters of Credit) immediately preceding the Revolving Loan Maturity Date, to issue, and subject to the terms and conditions set forth herein, the Issuing Lender agrees to issue,
(x) for the account of the Borrower and for the benefit of any holder (or any trustee, administrative agent or other similar representative for any such holders) of L/C Supportable Obligations of Holdings or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by the Issuing Lender or in such other form as has been approved by the Issuing Lender (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) for the account of the Borrower and for the benefit of sellers of goods and materials to the Borrower or any of its Subsidiaries, an irrevocable sight documentary letter of credit in a form customarily used by the Issuing Lender or in such other form as has been approved by the Issuing Lender (each such documentary letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower or any such Subsidiary. All Letters of Credit shall be denominated in Dollars.

                  (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued if the Stated Amount of such Letter of Credit, when added to all Letter of Credit Outstandings at such time, would exceed $15,000,000, (ii) no Letter of Credit shall be issued the Stated Amount of which, when added to the sum of (I) all Letter of Credit Outstandings at such time and (II) the aggregate outstanding principal amount of all Revolving Loans, at such time, would exceed the Total Revolving Loan Commitment then in effect, (iii) each Standby Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of issuance thereof (although at the request of the Borrower any such Standby Letter of Credit shall be extendible for successive periods of up to 12 months (but not beyond the fifth Business Day immediately preceding the Revolving Loan Maturity Date) on terms acceptable to the Issuing Lender) and (y) the fifth Business Day immediately preceding the Revolving Loan Maturity Date and (iv) each Trade Letter of Credit shall by its terms terminate on or before the earlier of (x) the date which occurs 12 months after the date of issuance thereof and (y) the date which occurs 30 days prior to the Revolving Loan Maturity Date.

                  (c) Notwithstanding the foregoing, the Issuing Lender shall not be under any obligation to issue and, in the case of sub-clause (c)(ii) below, shall not issue, any Letter of Credit if any of the applicable conditions contained in Section 6 shall not be met at the time of such issuance or if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated or entitled to indemnification hereunder) not in effect on the date hereof, or shall result in any unreimbursable loss, cost or expense to the Issuing Lender which would not have resulted from any law, request or directive in effect as of the date hereof and which the Issuing Lender in good faith deems material to it;

                  (ii) the Issuing Lender shall have received written notice from the Required Lenders of the type described in Section 2.02(b); or

                  (iii) a Lender Default exists, unless the Borrower and the Issuing Lender shall have entered into arrangements satisfactory to the Borrower and the Issuing Lender to eliminate the Issuing Lender's risk with respect to the respective Defaulting Lender's or Lenders' Revolving Percentage of the Letter of Credit Outstandings, including by cash collateralizing such Lender's Revolving Percentage of Letter of Credit Outstanding, in a manner satisfactory to the Administrative Agent and the Issuing Lender.

                  2.02 Letter of Credit Requests; Notices of Issuance. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account it shall execute and deliver to the Issuing Lender (including by way of facsimile and with copies having been sent to the Administrative Agent) at least three Business Days prior to the issuance thereof (or such shorter period of time as is acceptable to the Issuing Lender), a Letter of Credit Request in the form of Exhibit D (each a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that all of the applicable conditions set forth in Section 6 shall be met at the time of such issuance. The Issuing Lender shall not issue any Letter of Credit after it has received written notice from the Borrower or the Required Lenders stating that a Default or an Event of Default exists until such time as the Issuing Lender shall have received written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Lenders (or all of the Lenders, to the extent required under Section 14.12).

                  (c) The Issuing Lender shall, promptly after the issuance of or amendment to any Standby Letter of Credit, give the Administrative Agent and the Borrower written notice of such issuance or amendment and such notice shall be accompanied by a copy of such issuance or amendment. Upon receipt of such notice, the Administrative Agent shall promptly give each Participant a written notice of such issuance or amendment and if requested by a Participant the Administrative Agent will provide such Participant with copies of issuance or amendment. With regard to Trade Letters of Credit, on the first Business Day of each week the Issuing Lender will provide to the Administrative Agent, by facsimile, a written report detailing the daily aggregate outstanding Trade Letters of Credit issued by the Issuing Lender for the previous week.

                  (d) Schedule XI attached hereto contains a description of all letters of credit denominated in Dollars issued or deemed issued and outstanding under the Existing Credit Agreement on the Initial Borrowing Date. Each such letter of credit, including any extension thereof (each, an "Existing Letters of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of Section 2.03(a), on the Initial Borrowing Date.

                  2.03 Letter of Credit Participations. (a) Immediately upon the issuance by the Issuing Lender of any Letter of Credit, the Issuing Lender shall be deemed to have sold to each RC Lender (each such RC Lender, in its capacity under this Section 2.03(a), a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation (each a "Participation"), to the extent of such Participant's Revolving Percentage in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although Letter of Credit Fees will be paid directly to the Administrative Agent for the ratable account of the Participants as provided in
Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees). Upon any change in the Revolving Loan Commitments of the Lenders pursuant to Section 1.13 or 14.04, it is hereby agreed that, with respect to all outstanding Letters of Credit, and Unpaid Drawings in respect of Letters of Credit, there shall be an automatic adjustment to the Participations pursuant to this Section 2.03 to reflect the new Revolving Percentages of the assignor and assignee Lender.

                  (b) In determining whether to pay under any Letter of Credit, the Issuing Lender shall have no obligation relative to the Participants other than to confirm that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a final and non-appealable judgment of a court of competent jurisdiction), shall not create for the Issuing Lender any resulting liability.

                  (c) In the event that the Issuing Lender makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Lender pursuant to Section 2.04(a), the Issuing Lender shall promptly notify the Administrative Agent and after receipt of such notice, the Administrative Agent will notify each respective Participant of such failure, and each such Participant shall promptly and unconditionally pay to the Administrative Agent, for the account of the Issuing Lender, the amount of such Participant's Revolving Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Administrative Agent for the account of the Issuing Lender such Participant's Revolving Percentage of the amount of such payment on such Business Day in Dollars and in same day funds. If and to the extent such Participant shall not have so made its Revolving Percentage of the amount of such payment available to the Administrative Agent for the account of the Issuing Lender, such Participant agrees to pay to the Administrative Agent for the account of the Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Lender at the overnight Federal Funds Rate. The failure of any Participant to make available to the Administrative Agent for the account of the Issuing Lender its Revolving Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of the Issuing Lender its Revolving Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent, such other Participant's Revolving Percentage of any such payment.

                  (d) Whenever the Issuing Lender receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of the Issuing Lender any payments from the Participants pursuant to clause (c) above, the Issuing Lender shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Revolving Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's Revolving Percentage of the principal amount of such reimbursement and of interest reimbursed thereon accruing from and after the date of the purchase of the respective Participations.

                  (e) The obligations of the Participants to make payments to the Administrative Agent for the account of the Issuing Lender with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or any other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances (other than in the case of gross negligence or willful misconduct of the Issuing Lender):

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Lender, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

                  2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the Issuing Lender, by making payment to the Administrative Agent for the account of the Issuing Lender, in Dollars and in immediately available funds at the appropriate Payment Office of the Administrative Agent, for any payment or disbursement made by the Issuing Lender under any Letter of Credit issued or deemed issued by it for the account of the Borrower (each such amount, so paid or disbursed until reimbursed, an "Unpaid Drawing") within one Business Day after the date of such payment or disbursement, with interest on the amount so paid or disbursed by the Issuing Lender, to the extent not reimbursed prior to 2:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date reimbursement is made, at a rate per annum which shall be the Applicable Margin for Revolving Loans which are maintained as Base Rate Loans plus the Base Rate in effect from time to time, plus 2% if not reimbursed by 2:00 P.M. (New York time) on the second Business Day following receipt by the Borrower of notice of any such payment or disbursement), such interest to be payable on demand. The Issuing Lender shall promptly notify the Borrower and the Administrative Agent of any payment or disbursement under a Letter of Credit issued by the Issuing Lender as soon as practical after such payment or disbursement, provided that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b) The Borrower's obligation under this Section 2.04 to reimburse the Issuing Lender with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Participant, the Issuing Lender, the Administrative Agent, any Lender, or any other Person, including, without limitation, any defense based upon the failure of any payment under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such Drawing; provided, however, that the Borrower shall not be obligated to reimburse the Issuing Lender for any wrongful payment made by the Issuing Lender under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender.

                  (c) As between the Borrower and the Issuing Lender, absent willful misconduct or gross negligence (as determined by a final and non-appealable judgment of a court of competent jurisdiction) on the part of the Issuing Lender, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries or transferees of such Letters of Credit. Further, and not in limitation of the foregoing, absent gross negligence or willful misconduct (as determined by a final and non-appealable judgment of a court of competent jurisdiction) on its part, the Issuing Lender shall not be responsible for the following:

                  (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any documents submitted by any party in connection with the application for and issuance of or any drawing under such Letters of Credit, even if it should in fact prove to be in any and all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (iii) errors, omissions, interruptions or delays in the transmission or delivery of any messages by mail, cable, telegraph, telecopier, telex or otherwise, whether or not they be in cipher;

                  (iv) errors in interpretation of technical terms;

                  (v) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or the proceeds thereof;

                  (vi) the misapplication by the beneficiary of any such Letter of Credit or the proceeds of any drawing of any such Letter of Credit; and

                  (vii) any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any acts of governments.

                  2.05 Increased Costs. If the Issuing Lender or any Participant determines that after the Effective Date the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by the NAIC, any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Issuing Lender or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Issuing Lender or such Participant's participation therein, or (ii) impose on the Issuing Lender or any Participant any other conditions affecting this Agreement, any Letter of Credit, or such Participant's participation therein, and the result of any of the foregoing is to increase the cost to the Issuing Lender or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by the Issuing Lender or any Participant hereunder with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Issuing Lender or such Participant pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein and except for any taxes for which a payment is required pursuant to
Section 4.04(a)) or reduce the rate of return on its capital with respect to Letters of Credit then, upon written demand to the Borrower by the Issuing Lender or such Participant (a copy of which notice shall be sent by the Issuing Lender or such Participant to the Administrative Agent), the Borrower shall pay to the Issuing Lender or such Participant, as the case may be, without duplication of any amounts due under Section 1.10(c) hereof, such additional amount or amounts as will compensate the Issuing Lender or such Participant, as the case may be, for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. In determining such additional amounts, the Issuing Lender and each Participant will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that the Issuing Lender's or such Participant's, as the case may be, determination of compensation owing under this Section 2.05 shall, absent manifest error, be final and conclusive and binding on all the parties hereto. The Issuing Lender or any Participant, upon determining that any additional amounts are payable to it pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, setting forth in reasonable detail the basis of the calculation of such amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon receipt of such certificate. The certificate submitted to the Borrower by the Issuing Lender or such Participant, as the case may be (a copy of which certificate shall be sent by the Issuing Lender or such Participant to the Administrative Agent), shall set forth in reasonable detail the basis for the determination of such additional amount or amounts necessary to compensate the Issuing Lender or such Participant as provided above in this Section 2.05.

                  2.06 Minimum Stated Amount. The Stated Amount of each Letter of Credit shall not be less than $25,000 or such lesser amount as is acceptable to the Issuing Lender.

                  SECTION 3. Commitment Fee; Fees; Reductions of Commitment.

                  3.01 Fees. (a) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender a commitment fee (the "Commitment Fee") for the period from and including the Initial Borrowing Date to but not including the date the Total Revolving Loan Commitment has been terminated, computed at a rate equal to the Applicable Commitment Fee Percentage on the average daily Unutilized Revolving Loan Commitment of such Non-Defaulting Lender as in effect from time to time. Accrued Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and the date upon which the Total Revolving Loan Commitment is terminated.

                  (b) The Borrower agrees to pay to the Administrative Agent for distribution to each RC Lender a fee in respect of each Letter of Credit issued hereunder for the account of the Borrower (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit (or, if later, the Initial Borrowing Date) to and including the date of termination of such Letter of Credit (it being understood, however, that if such Letter of Credit is drawn on in full or canceled by the beneficiary thereof prior to the time at which such Letter of Credit expires in accordance with its terms, the calculation of such fee shall not include the date of drawing being honored or of cancellation), computed at a rate per annum equal to (x) in the case of Standby Letters of Credit, the Applicable Margin for Revolving Loans that are maintained as Eurodollar Loans and (y) in the case of Trade Letters of Credit, 50% of the Applicable Margin for Revolving Loans that are maintained as Eurodollar Loans, in each case of the daily Stated Amount of such Letter of Credit. Letter of Credit Fees shall be distributed by the Administrative Agent to the RC Lenders on the basis of the respective Revolving Percentages as in effect from time to time. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the first date after the termination of the Total Revolving Loan Commitment on which no Letters of Credit remain outstanding.

                  (c) The Borrower agrees to pay to the Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued by it hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit (or, if later, the Initial Borrowing Date) to and including the termination of such Letter of Credit (it being understood, however, that if such Letter of Credit is drawn on in full or canceled by the beneficiary thereof prior to the time at which such Letter of Credit expires in accordance with its terms, the calculation of such fee shall not include the date of such drawing being honored or cancellation), computed at a rate equal to 1/4 of 1% per annum of the daily Stated Amount of such Letter of Credit (or such lesser amount as the Issuing Lender may agree); provided that in no event shall the annual Facing Fee with respect to any Letter of Credit issued by DBAG or any of its Lending Affiliates be less than $500, it being agreed that, on the date of issuance of any Letter of Credit by DBAG or any of its Lending Affiliates and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                  (d) The Borrower agrees to pay to the Issuing Lender, upon each payment under, issuance of, or amendment to, any Letter of Credit issued by it for the account of the Borrower, such amount as shall at the time of such event be the administrative charge which the Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

                  (e) The Borrower agrees to pay to each Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the such Agent.

                  3.02 Voluntary Termination of Total Unutilized Revolving Loan Commitment. (a) Upon at least three Business Days' prior notice to the Administrative Agent (or upon such lesser number of days' prior notice as is reasonably acceptable to the Administrative Agent) at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to permanently reduce the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that each such reduction to the Total Revolving Loan Commitment shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RC Lender.

                  (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in
Section 14.12(b), the Borrower shall have the right, after the termination of the Total Initial Term Loan Commitment and the Total Euro Term Loan Commitment pursuant to Section 3.03(b), upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), to terminate all of the Commitments of such Lender (other than any such Commitment which is being maintained by such Lender (and not being terminated by the Borrower) as provided in Section 14.12(b)), so long as (A) all Loans (as provided in Section 14.12(b)) and Unpaid Drawings, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) (including all amounts, if any, owing pursuant to Section 1.11) are repaid concurrently with the effectiveness of such termination pursuant to
Section 4.01(b) (at which time Schedule I shall be deemed modified to reflect such changed amounts) and such Lender's Revolving Percentage of all Letters of Credit Outstanding are cash collateralized by the Borrower in a manner satisfactory to the Administrative Agent and the respective Issuing Lender, and at such time such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to any indemnification under this Agreement or any Other Credit Document which, in each case, shall survive as to such repaid Lender and (B) the consents required by Section 14.12(b) in connection with the commitment termination pursuant to this Section 3.02(b) shall have been obtained.

                  3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Commitments of each Lender) shall terminate in its entirety on May 15, 2004 unless the Initial Borrowing Date has occurred on or before such date.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, (i) the Total Initial Term Loan Commitment (and the Initial Term Loan Commitment of each Lender), shall be terminated on the Initial Borrowing Date after giving effect to the incurrence of the Initial Term Loans on such date, (ii) the Total Euro Term Loan Commitment (and the Euro Term Loan Commitment of each Lender), shall be terminated on the Initial Borrowing Date after giving effect to the incurrence of the Euro Term Loans on such date and (iii) the Incremental Term Loan Commitment of each Lender provided pursuant to a particular Incremental Commitment Agreement shall terminate in its entirety on the respective Incremental Term Loan Borrowing Date specified in such Incremental Commitment Agreement (after giving effect to the incurrence of the Incremental Term Loans on each such date).

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each RC Lender) shall terminate in its entirety on the Revolving Loan Maturity Date.

                  (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Initial Borrowing Date upon which a mandatory repayment of Term Loans pursuant to any of Sections 4.02(e) through (i), inclusive, is required and such mandatory repayment exceeds in amount the aggregate principal amount of Term Loans then outstanding (or would be required if such Term Loans were then outstanding), the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of such Term Loans then outstanding.

                  (e) Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Revolving Loan Commitment of each Lender with such a Commitment.

                  SECTION 4. Prepayments; Payments; Taxes.

                  4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions:

                  (i) the Borrower shall give the Administrative Agent at its Notice Office (x) written notice prior to 1:00 P.M. (New York time) at least three Business Days prior to the date of such prepayment in the case of Euro Rate Loans, (y) written notice prior to 1:00 P.M. (New York time) on the date of such prepayment in the case of Base Rate Loans which are Revolving Loans and (z) written notice prior to 1:00 P.M. (New York time) at least one Business Day prior to the date of such prepayment in the case of Base Rate Loans which are Term Loans, of its intent to prepay the Loans, whether Term Loans (and the Tranche in respect thereof) or Revolving Loans shall be prepaid (subject to clause
         (iv) below in the case of any prepayment of Term Loans), the amount of such prepayment and the Types of Loans to be prepaid, and, in the case of Euro Rate Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders;

                  (ii) each prepayment shall be in an aggregate principal amount of at least (i) in the case of Revolving Loans, the applicable Minimum Borrowing Amount and (ii) in the case of Term Loans, $2,000,000 (or the Dollar Equivalent thereof); provided that no partial prepayment of Euro Rate Loans made pursuant to any Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount;

                  (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided, however, that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not be applied to any Revolving Loans of a Defaulting Lender at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Revolving Percentage of all Revolving Loans then outstanding;

                  (iv) except to the extent that Term Loans under the Tranche to be Refinanced are refinanced with Refinancing Incremental Term Loans, each prepayment of Term Loans pursuant to Section 4.01(a) must apply pro rata to each Tranche of Term Loans in accordance with the relevant Tranche Percentages;

                  (v) each prepayment of any Tranche of Term Loans pursuant to this Section 4.01(a) shall be applied to reduce the then remaining Scheduled Repayments of such Tranche being repaid as the Borrower shall direct.

                  (b) In the event of a refusal by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 14.12(b), the Borrower may, after the termination of the Total Initial Term Loan Commitment and the Total Euro Term Loan Commitment pursuant to Section 3.03(b), upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), repay all outstanding Loans of such Lender (including all amounts, if any, owing pursuant to Section 1.11), together with accrued and unpaid interest, Fees and all other amounts then owing to such Lender in accordance with said Section 14.12(b), so long as
(A) in the case of the repayment of Revolving Loans of any Lender pursuant to this Section 4.01(b), (x) the entire Revolving Loan Commitment of such Lender is terminated pursuant to Section 3.02(b) concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (y) such Lender's Revolving Percentage of all Letters of Credit Outstandings is cash collateralized by the Borrower in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender, and
(B) the consents required by Section 14.12(b) in connection with the repayment pursuant to this Section 4.01(b) shall have been obtained. Each prepayment of any Term Loans pursuant to this Section 4.01(b) shall be applied (except to the extent such Term Loans are being replaced pursuant to Section 1.13) as the Borrower shall direct.

                  4.02 Mandatory Repayments. (a) If, on any day the sum of (I) the aggregate outstanding principal amount of Revolving Loans and (II) the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall on such day repay Revolving Loans in an amount equal to such excess. If, after giving effect to the repayment of all outstanding Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect or, if the Total Revolving Loan Commitment has been terminated, the Borrower shall pay to the Administrative Agent at the appropriate Payment Office an amount of cash or Cash Equivalents equal to such excess, such cash or Cash Equivalents to be held as security for all obligations of the Borrower hereunder in a cash collateral account to be established by, and satisfactory to, the Administrative Agent and the Borrower until the Letter of Credit Outstandings do not exceed the Total Revolving Loan Commitment or all Letters of Credit have been terminated or expire.

                  (b) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Initial Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced in amount as provided in Section 4.01(a) and elsewhere in this Section 4.02, an "Initial Term Loan Scheduled Repayment"):

     Initial Term Loan Scheduled
          Repayment Date                                   Amount
     ----------------------------                          ------
        June 30, 2004                                    $187,500.00
        September 30, 2004                               $187,500.00
        December 31, 2004                                $187,500.00

        March 31, 2005                                   $187,500.00
        June 30, 2005                                    $187,500.00
        September 30, 2005                               $187,500.00
        December 31, 2005                                $187,500.00

        March 31, 2006                                   $187,500.00
        June 30, 2006                                    $187,500.00
        September 30, 2006                               $187,500.00
        December 31, 2006                                $187,500.00

        March 31, 2007                                   $187,500.00
        June 30, 2007                                    $187,500.00
        September 30, 2007                               $187,500.00
        December 31, 2007                                $187,500.00

        March 31, 2008                                   $187,500.00
        June 30, 2008                                    $187,500.00
        September 30, 2008                               $187,500.00
        December 31, 2008                                $187,500.00

        March 31, 2009                                   $187,500.00
        June 30, 2009                                    $187,500.00
        September 30, 2009                               $187,500.00
        December 31, 2009                                $187,500.00

        March 31, 2010                                   $187,500.00
        June 30, 2010                                    $187,500.00
        September 30, 2010                               $187,500.00
        December 31, 2010                             $35,062,500.00

        Initial Term Loan Maturity Date               $35,062,500.00

; provided that, if the aggregate principal amount of the Initial Term Loans is increased pursuant to Section 1.15, then each Initial Term Loan Scheduled Repayment to be made after giving effect to such increase shall be increased by an amount equal to (a) the aggregate principal amount of the increase in the Initial Term Loans pursuant to Section 1.15 multiplied by (b) an amount equal to the quotient of (x) such Initial Term Loan Scheduled Repayment (after giving effect to any prepayments or repayments made pursuant to Section 4.01(a) or this
Section 4.02) divided by (y) the aggregate outstanding principal amount of the Initial Term Loans, in each case, immediately prior to giving effect to such increase in the Initial Term Loans made pursuant to Section 1.15.

                  (c) In addition to any other mandatory repayments pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below a portion of the principal amount of Euro Term Loans, to the extent then outstanding, equal to the initial aggregate principal amount of the Euro Term Loans made on the Initial Borrowing Date multiplied by the percentage set forth below opposite such date (each such repayment, as the same may be reduced as provided in Section 4.01(a) and elsewhere in this Section 4.02, a "Euro Term Loan Scheduled Repayment"):

            Euro Term Loan
      Scheduled Repayment Date                        Amount
      ------------------------                        ------
        June 30, 2004                                  0.25%
        September 30, 2004                             0.25%
        December 31, 2004                              0.25%

        March 31, 2005                                 0.25%
        June 30, 2005                                  0.25%
        September 30, 2005                             0.25%
        December 31, 2005                              0.25%

        March 31, 2006                                 0.25%
        June 30, 2006                                  0.25%
        September 30, 2006                             0.25%
        December 31, 2006                              0.25%

        March 31, 2007                                 0.25%
        June 30, 2007                                  0.25%
        September 30, 2007                             0.25%
        December 31, 2007                              0.25%

        March 31, 2008                                 0.25%
        June 30, 2008                                  0.25%
        September 30, 2008                             0.25%
        December 31, 2008                              0.25%

        March 31, 2009                                 0.25%
        June 30, 2009                                  0.25%
        September 30, 2009                             0.25%
        December 31, 2009                              0.25%

        March 31, 2010                                 0.25%
        June 30, 2010                                  0.25%
        September 30, 2010                             0.25%
        December 31, 2010                             46.75%

        Euro Term Loan Maturity Date                  46.75%

                  (d) In addition to any other mandatory repayments pursuant to this Section 4.02, the Borrower shall be required to make, with respect to each New Tranche of Incremental Term Loans, to the extent then outstanding, Scheduled Repayments of Incremental Term Loans on the dates and in the principal amounts set forth in the respective Incremental Commitment Agreement (each such repayment, as the same may be reduced as provided in Section 4.01(a) and elsewhere in this Section 4.02, an "Incremental Term Loan Scheduled Repayment"); provided that, if any Incremental Term Loans are incurred which will be added to (and form part of) an existing New Tranche of Incremental Term Loans, then each Scheduled Repayment of such New Tranche to be made after such increase becomes effective shall be increased by an amount equal to (a) the aggregate principal amount of the increase in the Incremental Term Loans of such New Tranche pursuant to Section 1.15 multiplied by (b) an amount equal to the quotient of
(x) such Scheduled Repayment (after giving effect to any prepayments or repayments made pursuant to Section 4.01(a) or this Section 4.02) divided by (y) the aggregate outstanding principal amount of the Incremental Term Loans of such New Tranche, in each case, immediately prior to giving effect to the increase in Incremental Term Loans of such New Tranche pursuant to Section 1.15.

                  (e) Within one Business Day following each date after the Initial Borrowing Date upon which the Parent or any of its Subsidiaries receives any proceeds from any capital contributions or issuance of equity (excluding (i) proceeds received from the sale or issuance of equity which are used to effectuate Permitted Acquisitions pursuant to Section 8.14, (ii) proceeds received from the capital contributions from, or the private sale or issuance of equity to, the Sponsor, any other Permitted Holder or management of the Parent and/or its Subsidiaries, (iii) proceeds received from the sale or issuance of equity by the Parent, to the extent used promptly to repurchase equity from management or employees pursuant to Section 9.03(v), (iv) proceeds received upon the exercise of options or warrants by management or employees of the Parent or its Subsidiaries, (v) proceeds received from the sale or issuance of equity by Subsidiaries of the Parent to the Parent or any of the Parent's Wholly-Owned Subsidiaries, (vi) the proceeds received from the Equity Financing and (vii) so long as no Default or Event of Default shall have occurred and be continuing, proceeds from any capital contribution or equity issuance up to an aggregate amount not to exceed $5,000,000 to the extent such proceeds are used by the Borrower to repay, redeem or repurchase, in a like amount, the Senior Subordinated Notes or any Permitted Refinancing Subordinated Indebtedness within 90 days of the receipt thereof), an amount equal to 50% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions and other reasonable fees and costs (including, but not limited to, reasonable fees and expenses of attorneys and accountants) associated therewith) shall be applied as a mandatory repayment of the principal of outstanding Term Loans in accordance with the requirements of Section 4.02(j). Notwithstanding the foregoing provisions of this Section 4.02(e), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayments or commitment reductions shall be required pursuant to this Section 4.02(e) until the date upon which the proceeds from all such capital contributions and equity issuance which are not used for the purposes specified herein equals or exceeds $1,000,000 (at which time all amounts otherwise payable under this Section 4.02(e) but for the effect of this sentence shall become due and payable).

                  (f) Within one Business Day following each date after the Initial Borrowing Date upon which the Parent and/or any of its Subsidiaries receives any proceeds from any incurrence of Indebtedness (excluding any Indebtedness permitted to be incurred pursuant to Section 9.04 (other than as required by Section 9.04(xiv)), an amount equal to 100% of the cash proceeds therefrom (net of underwriting discounts or placement discounts and commissions and other reasonable fees and costs (including, but not limited to, reasonable fees and expenses of attorneys and accountants) associated therewith) shall be applied as a mandatory repayment of the principal of outstanding Term Loans in accordance with the requirements of Section 4.02(j).

                  (g) Within three Business Days following each date on and after the Initial Borrowing Date upon which the Parent and/or any of its Subsidiaries receives Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds therefrom shall be applied as a mandatory repayment of the principal of outstanding Term Loans in accordance with the requirements of
Section 4.02(j), provided that (x) such Net Cash Proceeds shall not be required to be so applied on such date if no Default or Event of Default then exists and the Borrower delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds shall be used either (i) to purchase assets (other than Cash Equivalents or current assets such as inventory) used in the ordinary course of business in compliance with this Agreement, (ii) to make permitted Capital Expenditures or (iii) to purchase equity interests or assets in connection with a Permitted Acquisition, in each case, within 360 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), and (y) if all or any portion of such Net Cash Proceeds not so applied to the repayment of Term Loans in accordance with clause (x) above are not so used (or binding commitments with respect thereto are not made) within such 360 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided above in this
Section 4.02(g). In addition, to the extent that the Borrower is required to apply any portion of any cash proceeds from any asset sale to prepay or to make an offer to prepay the Senior Subordinated Notes or the Permitted Refinancing Subordinated Indebtedness, the Borrower shall apply such cash proceeds as a mandatory repayment of outstanding Term Loans in accordance with the requirements of Section 4.02(j).

                  (h) On each Excess Cash Payment Date, an amount equal to 75.0% (or, if no Specified Default or Event of Default exists on such Excess Cash Payment Date and the Leverage Ratio determined on the last day of such Excess Cash Payment Period is no greater than 3.50:1.0, 50.0%) of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of the principal of outstanding Term Loans in accordance with the requirements of Section 4.02(j); provided that up to an amount equal to the aggregate principal amount of Loans (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment) paid as voluntary prepayments pursuant to
Section 4.01(a) (with internally generated funds) after the last date of such Excess Cash Payment Period and prior to or on such Excess Cash Payment Date may, at the option of the Borrower, be applied to reduce payments otherwise required to be made on such Excess Cash Payment Date pursuant to this Section 4.02(h).

                  (i) Within 10 days following each date after the Initial Borrowing Date on which the Parent or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of (i) reasonable costs including, without limitation, legal costs and expenses and taxes incurred in connection with such Recovery Event and (ii) the amount of all payments required to be made as a result of such Recovery Event to repay Indebtedness (other than Loans) secured by such assets subject to such Recovery Event) shall be applied as a mandatory repayment of the principal of outstanding Term Loans in accordance with the requirements of Section 4.02(j); provided that so long as no Default or Event of Default then exists and to the extent such proceeds do not exceed $20,000,000, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to (i) to purchase assets (other than Cash Equivalents or current assets such as inventory) used in the ordinary course of business in compliance with this Agreement, (ii) to make permitted Capital Expenditures, (iii) to purchase equity interests or assets in connection with a Permitted Acquisition or (iv) repair, replace or restore any properties or assets in respect of which such proceeds were paid, in each case, within 360 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (x) if all or any portion of such proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are not so used (or binding commitments with respect thereto are not made) within such 360 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided above in this Section 4.02(i). Notwithstanding the foregoing provisions of this Section 4.02(i), so long as no Default or Event of Default shall have occurred and be continuing, no mandatory repayments or commitment reductions shall be required pursuant to this Section 4.02(i) until the date upon which the aggregate proceeds from all Recovery Events not used in the manner and within the time periods specified herein equals or exceeds $1,000,000 (at which time all amounts otherwise payable under this Section 4.02(i) but for the effect of this sentence shall become due and payable).

                  (j) The amount of each principal repayment of Term Loans made as required by Sections 4.02 (e), (f), (g), (h) and (i) shall be applied to repay each Tranche of Term Loans pro rata on the basis of the relevant Tranche Percentages. Each prepayment of Term Loans pursuant to the preceding sentence (other than prepayments required by Section 4.02(h)) shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche being repaid on a pro rata basis based on the amount of such Scheduled Repayments after giving effect to all prior reductions thereto. Each prepayment of Term Loans pursuant to Section 4.02(h) shall be applied to reduce the remaining Scheduled Repayments of each respective Tranche of Term Loans in direct order of maturity.

                  (k) With respect to each repayment of Loans required by this
Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and, in the case of Euro Rate Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which such Loans were made, provided that:
(i) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount, such Borrowing shall be converted at the end of the then current interest period into a Borrowing of Base Rate Loans; and (ii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided that no repayment pursuant to Section 4.02(a) shall be applied to any Revolving Loans of a Defaulting Lender at any time when the aggregate amount of the Revolving Loans of any Non-Defaulting Lender exceeds such Non-Defaulting Lender's Revolving Percentage of Revolving Loans then outstanding. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion. Notwithstanding the foregoing provisions of this Section 4.02, if any time the mandatory prepayment of Term Loans pursuant to Sections 4.02(e) through (i) above, or repayments of Euro Rate Loans pursuant to Section 1.10(b) would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under Section 1.11 as a result of Euro Rate Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Euro Rate Loans"), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Euro Rate Loans with the Administrative Agent (which deposit must be equal in amount to the amount of Affected Euro Rate Loans not immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral arrangement to be agreed upon in form and substance satisfactory to the Administrative Agent and the Borrower, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Term Loans that are Euro Rate Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Term Loans equal to the Affected Euro Rate Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Lenders whose Term Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Lenders pursuant to the remedial provisions of Section 10, any amounts held as cash collateral pursuant to this Section 4.02(k) shall, subject to the requirements of applicable law, be immediately applied to such Term Loans.

                  (l) All outstanding Loans of a Tranche shall be repaid in full on the Maturity Date for such Tranche.

                  For the avoidance of doubt, it is understood that, without limiting the provisions of Sections 4.02(g) or (i) or any other Section of this Agreement, the Borrower may use the Net Cash Proceeds received by it from an Asset Sale and/or the proceeds received by it from a Recovery Event, in each case, during the 360-day period set forth in Section 4.02(g) and (i), while pending reinvestment, repair, replacement or restoration, as the case maybe, for general corporate purposes including, without limitation, the prepayment of Revolving Loans (without any corresponding reduction in the Total Revolving Commitment).

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of each Lender entitled thereto no later than 12:00 Noon (New York time) on the date when due and shall be made in immediately available funds at the appropriate Payment Office of the Administrative Agent and in: (x) Dollars, if such payment is made in respect of any obligation of any Credit Party under this Agreement, except as otherwise provided in the immediately succeeding clause (y); or (y) Euros, if such payment is made in respect of principal or interest on Euro Term Loans. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments; Taxes. (a) All payments made by the Parent, Holdings and the Borrower hereunder or by the Borrower under any Note will be made without setoff, counterclaim or other defense. Except as provided in
Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any political subdivision or taxing authority thereof or therein) and all interest, penalties or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profit of such Lender pursuant to the laws of the jurisdiction or any political subdivision or taxing authority thereof or therein in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date of the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. Without duplication of amounts payable pursuant to the foregoing provisions of this Section 4.04(a), the Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for US federal income tax purposes and that is a lender to the Borrower (a "Non-US Lender") agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Non-US Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 14.04 (unless the respective Non-US Lender was already a Non-US Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Non-US Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Non-US Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note or (ii) if the Non-US Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Non-US Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. Each other Lender that is a lender to the Borrower agrees to deliver to the Borrower and the Administrative Agent on or prior to the Initial Borrowing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, one or more accurate and complete original signed copies (as the Borrower or Administrative Agent may reasonably request) of United States Internal Revenue Service Form W-9 or successor applicable form (if required by law), as the case may be, providing the employer identification number for such Lender. In addition, each Non-US Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Parent and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefit of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate or a form W-9 (or any successor forms), as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Non-US Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Parent and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Non-US Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in
Section 4.04(a), but subject to the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Non-US Lender to the extent that such Non-US Lender has not provided to the Borrower US Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Non-US Lender in respect of income or similar taxes imposed by the United States if (I) such Non-US Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Non-US Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04, the Borrower agrees to pay additional amounts and to indemnify each Non-US Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such income or similar taxes.

                  (c) If the Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Lender, or the Administrative Agent, as applicable, shall cooperate with the Borrower in a commercially reasonable manner in challenging such Tax at the Borrower's expense and if requested by the Borrower in writing; provided, however, that no Lender shall be required to take any action hereunder which, in the reasonable discretion of such Lender, would cause such Lender or its applicable lending office to suffer a material economic, legal or regulatory disadvantage. Nothing in this Section 4.04(c) shall require a Lender to disclose any confidential information to the Borrower (including, without limitation, its tax returns).

                  SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date. The obligation of each Lender to make Loans and to participate in Letters of Credit, and the obligations of each Issuing Lender to issue Letters of Credit, in each case on the Initial Borrowing Date is subject, at the time of such Credit Event, to the satisfaction of the following conditions:

                  5.01 Execution of Agreement; Effective Date; Notes. On or prior to the Initial Borrowing Date (i) this Agreement shall have been executed and delivered as provided in Section 14.10 and the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders requesting the same, the appropriate Notes executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

                  5.02 Officer's Certificate. On the Initial Borrowing Date, the Administrative Agent shall have received a certificate dated such date signed by the President or any Vice President of the Borrower stating that all of the applicable conditions set forth in Sections 5.06, 5.07, 5.08, 5.13, 5.14, 5.16 and 6.01 have been met.

                  5.03 Opinions of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received (i) from O'Melveny & Myers LLP, special New York counsel to the Parent and its Subsidiaries, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit F-1, (ii) from Mary Alice Bejar, Associate Counsel to the Borrower, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit F-2 and (iii) from such other local and foreign counsel satisfactory to the Administrative Agent, opinions each of which shall be in form and substance satisfactory to the Administrative Agent and shall cover the enforceability and perfection of the security interests granted pursuant to the respective Security Documents and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

                  5.04 Corporate Documents; Proceedings. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by an Authorized Officer of each Credit Party, and attested to by a second Authorized Officer of such Credit Party, substantially in the form of Exhibit G with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws (or their equivalents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Administrative Agent.

                  (b) On the Initial Borrowing Date, all corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down certificates, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 Shareholders' Agreements; Management Agreements; etc. On or prior to the Initial Borrowing Date, there shall have been delivered to the Administrative Agent true and correct copies (which each of the Parent, Holdings and the Borrower hereby certifies are true and complete copies thereof) of (i) all agreements (if any) entered into by the Parent or any of such Person's Subsidiaries (other than Foreign Subsidiaries) (after giving effect to the Transaction and the transactions contemplated hereby) governing the terms and relative rights of such Person's capital stock and any agreements entered into by shareholders, relating to any such Person with respect to its capital stock (other than agreements relating to the capital stock of the Parent that are not adverse in any manner to the interests of the Lenders) (collectively, the "Shareholders' Agreements"), (ii) all agreements (if any) (other than in respect of Foreign Subsidiaries of the Parent) with senior executive officers of, or with respect to, the management of the Parent or any of its Subsidiaries (after giving effect to the Transaction and the transactions contemplated hereby) (including, without limitation, the Sponsor Management Agreement) (collectively, the "Management Agreements") and (iii) the certificates or articles of incorporation, membership agreements, partnership agreements, limited liability agreements, certificate of formation (or, in each case, the equivalents thereof) (including any amendments thereto) and by-laws (or the equivalent thereof) (including any amendments thereto) of the Parent and its Subsidiaries (other than in respect of Foreign Subsidiaries) (collectively, the "Organizational Documents"). The Administrative Agent shall be reasonably satisfied with the form and substance of each of the Shareholders' Agreements, the Management Agreements and the Organizational Documents.

                  5.06 Equity Financing; Senior Subordinated Notes, etc. (a) On or prior to the Initial Borrowing Date, (i) the Parent shall have received proceeds in an amount equal to at least $101,300,000 from common and/or non-cash pay preferred equity financing (including rollover investments by VCP and its Affiliates, other shareholders of Holdings, if any, participating in the rollover investment pursuant to a mandatory offering thereto, and by certain members of management of Holdings and/or its Subsidiaries) (the "Equity Financing") and shall have contributed all cash proceeds thereof as a capital contribution to Holdings, and (ii) all material terms and conditions (and the material documentation) in connection with the Equity Financing (including the identity of any equity investors in the Parent and the relative amounts of their equity investments in the Parent) shall be reasonably satisfactory to the Administrative Agent (it being understood that VCP and its Affiliates and the directors, officers and employees of the Parent and the Borrower are satisfactory to the Administrative Agent as equity investors in the Parent).

                  (b) On or prior to the Initial Borrowing Date, (i) the Borrower shall have received gross cash proceeds (calculated before underwriting fees, discounts and commissions) of at least $175,000,000 from the issuance of the Senior Subordinated Notes and (ii) there shall have been delivered to the Administrative Agent true and correct copies of the Senior Subordinated Note Documents, and all the terms and conditions of the Senior Subordinated Note Documents (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, sinking fund provisions, subordination provisions and other terms) shall be reasonably satisfactory to the Administrative Agent. It is understood that the terms and conditions of the Senior Subordinated Note Documents as described in the Offering Memorandum are reasonably satisfactory to the Administrative Agent.

                  (c) On the Initial Borrowing Date, the cash proceeds and equity rollover from the Equity Financing, when aggregated with the cash proceeds of the issuance or incurrence of the Senior Subordinated Notes, the aggregate principal amount of the Initial Term Loans and up to $3,750,000 of Revolving Loans, shall be sufficient to consummate the Acquisition, to repay the outstanding Indebtedness (other than Existing Indebtedness) of the Parent and its Subsidiaries on the Initial Borrowing Date (it being understood that a portion of Holdings' and/or its Subsidiaries' cash on hand may be used repay such outstanding Indebtedness on the Initial Borrowing Date) and to pay all fees and expenses arising in connection with the Transaction and the transactions contemplated hereby (to the extent due and invoiced).

                  5.07 Consummation of the Acquisition. On the Initial Borrowing Date, the Acquisition Agreement (together with all exhibits and schedules thereto), shall be substantially in the form previously delivered to the Administrative Agent and no additions, changes, or waivers thereto shall have become effective, in each case, which could reasonably be expected to be materially adverse to Lenders without the prior written consent of the Required Lenders. The Acquisition Agreement shall be in full force and effect and all of the material conditions precedent to the consummation of the Acquisition as set forth in the Acquisition Agreement shall have been satisfied (and not waived, except with consent of the Required Lenders) to the reasonable satisfaction of the Administrative Agent. Each component of the Acquisition shall have been consummated in all material respects in accordance with the terms and conditions of the Acquisition Agreement and all applicable laws.

                  5.08 Existing Indebtedness; Existing Senior Notes. (a) On the Initial Borrowing Date and after giving effect to the Transaction and the transactions contemplated hereby and the Loans then incurred, neither the Parent nor any of its Subsidiaries shall have any preferred stock or Indebtedness outstanding except for (i) the Loans and any Letter of Credit issued or deemed issued on the Initial Borrowing Date, (ii) the Senior Subordinated Notes, (iii) intercompany loans made pursuant to Section 9.05(vii), (iv) the Existing Indebtedness, with all of the Existing Indebtedness to be reasonably satisfactory to the Administrative Agent and (v) preferred stock of the Parent constituting Qualified Capital Stock. The Administrative Agent shall have received such documents, certificates and pay-off letters in form and substance reasonably satisfactory to the Administrative Agent evidencing the foregoing.

                  (b) On the Initial Borrowing Date, (i) the Borrower shall have delivered to the Existing Senior Notes Trustee an irrevocable notice of redemption for all outstanding Existing Senior Notes, which redemption (the "Existing Senior Notes Redemption") shall be effected on such date (the "Existing Senior Notes Redemption Date") in accordance with the optional redemption provisions set forth in Article Three of the Existing Senior Notes Indenture, (ii) the Borrower shall have irrevocably deposited with the Existing Senior Notes Trustee an amount in cash sufficient to pay and discharge the entire Indebtedness on the outstanding Existing Senior Notes for principal of, premium, if any, and interest on such Existing Senior Notes through the Existing Senior Notes Redemption Date, (iii) the Borrower shall have paid all other sums that are then payable by the Borrower under the Existing Senior Notes Indenture,
(iv) the Borrower shall have irrevocably instructed the Existing Senior Notes Trustee in writing to apply the funds referred to in preceding clause (ii) to the payment of the Existing Senior Notes on the Existing Senior Notes Redemption Date, and (v) the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the matters set forth in preceding clauses (i) through (iv) have been satisfied.

                  5.09 U.S. Pledge Agreement. On the Initial Borrowing Date, the Parent, Holdings, the Borrower and each other Credit Party shall have (i) duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit H, (such Pledge Agreement, as modified, supplemented or amended from time to time, the "U.S. Pledge Agreement"), (ii) delivered to the Collateral Agent, as Pledgee, all the certificated Pledge Securities, if any, referred to therein then owned by such Credit Party, together with executed and undated stock powers in the case of capital stock constituting Pledged Securities and executed and undated allonges in the case of pledged notes and (iii) taken such other action to perfect the security interests created thereunder as the Collateral Agent shall reasonably request.

                  5.10 Security Agreement. On the Initial Borrowing Date, the Parent, Holdings, the Borrower and each other Credit Party shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit I (as amended, modified or supplemented from time to time, the "Security Agreement") covering all of such Credit Party's Security Agreement Collateral, together with:

                  (i) proper financing statements (Form UCC-1 or the equivalent) authorized for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of requests for information or copies (Form UCC-11), or equivalent reports as of a recent date, listing all effective financing statements that name, the Parent, Holdings, the Borrower or any Subsidiary Guarantor as debtor and that are filed in the jurisdictions referred to in clause (i) above and in such other jurisdictions in which Collateral is located on the Initial Borrowing Date, together with copies of such financing statements that name the Parent, Holdings, the Borrower or any Subsidiary Guarantor as debtor (none of which shall cover any of the Collateral except (x) to the extent evidencing Permitted Liens or (y) those in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law authorized for filing) or arrangements therefor reasonably satisfactory to the Collateral Agent have been made;

                  (iii) evidence of the completion of or arrangements therefor reasonably satisfactory to the Collateral Agent for all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect the security interests intended to be created by the Security Agreement; and

                  (iv) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken, and the Security Agreement shall be in full force and effect.

                  5.11 Subsidiary Guaranty. On the Initial Borrowing Date, each Domestic Subsidiary of the Parent (other than Holdings and the Borrower) shall have duly authorized, executed and delivered a Guaranty in the form of Exhibit J (as modified, supplemented or amended from time to time, the "Subsidiary Guaranty"), and the Subsidiary Guaranty shall be in full force and effect.

                  5.12 Mortgage; Title Insurance; Survey; Landlord Waivers; etc. On the Initial Borrowing Date, the Collateral Agent shall have received:

                  (i) fully executed counterparts of the Mortgages, in each case in form and substance reasonably satisfactory to the Collateral Agent, which Mortgages shall cover the Real Property owned or leased by the Borrower or any of its Subsidiaries and designated as the "Mortgaged Property" on Schedule IV, together with evidence that counterparts of such Mortgages together with all necessary certificates, affidavits, and other documentation have been delivered to the title insurance company insuring the Lien of each such Mortgage for recording in all places necessary or, in the reasonable opinion of the Collateral Agent desirable, to effectively create a valid and enforceable first priority mortgage lien, subject only to Permitted Encumbrances, on the Mortgaged Property described therein in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors and arrangements satisfactory to the Collateral Agent shall be in place to provide that counterparts of each Mortgage shall be recorded on the Effective Date or within two Business Days thereafter;

                  (ii) a Mortgage Policy relating to each Mortgage on each Mortgaged Property referred to above issued by a title insurer reasonably satisfactory to the Collateral Agent and in amounts reasonably satisfactory to the Collateral Agent and assuring the Collateral Agent that the respective Mortgage on each such Mortgaged Property is a valid and enforceable first priority mortgage lien on the respective Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances, and each such Mortgage Policy shall otherwise be in form and substance reasonably satisfactory to the Collateral Agent and shall include, if available in any particular State and as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent in its discretion may reasonably request, including, without limitation, endorsements relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, public road access, survey, variable rate, environmental lien and so-called comprehensive coverage over covenants and restrictions, shall not include a survey exception or an exception for mechanics' liens, and shall provide for affirmative insurance and such reinsurance as the Collateral Agent in its discretion may reasonably request;

                  (iii) fully executed landlord waivers in respect of those Leaseholds of the Borrower designated as "Leaseholds Subject to Landlord Waivers" on Schedule IV, each of which landlord waivers and/or bailee agreements shall be in form and substance reasonably satisfactory to the Collateral Agent (it being understood, that the Borrower shall only be required to use its commercially reasonable efforts for the purposes of the satisfaction of the condition contained in this clause (iii));

                  (iv) flood certificates covering each Mortgaged Property certifying whether or not each such Mortgaged Property lies in an area of Special Flood Hazard Area (with reference to the applicable FEMA (Federal Emergency Management Agency) rate map) in form and substance reasonably satisfactory to the Collateral Agent;

                  (v) evidence of payment by the Borrower of all Mortgage Policy premiums, search and examination charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Mortgage Policies; and

                  (vi) a survey of each Mortgaged Property (and all improvements thereon): (i) prepared by a surveyor or engineer licensed to perform surveys in the state, commonwealth or applicable jurisdiction where such Mortgaged Property is located; (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within six months prior to such date of delivery any exterior construction of the site of such Mortgaged Property, in which event such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than twenty days prior to such date of delivery; (iii) certified by the surveyor or engineer (in a manner reasonably acceptable to the Collateral Agent), to the Collateral Agent, White & Case LLP and the title company; (iv) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey; and (v) sufficient for the title company to remove all standard survey exceptions from the Mortgage Policy relating to such Mortgaged Property and issue the endorsements required pursuant to the provisions set forth in Section 5.12(ii) above; provided, however, if the title company is willing to issue the Mortgage Policies, with all requested endorsements based on an existing survey with a "no-change" affidavit signed by the owner of the Mortgaged Property, such shall be acceptable to the Collateral Agent and the Collateral Agent in such case shall require only that such existing survey be certified to the Collateral Agent (or that the surveyor provide a letter permitting the Collateral Agent to rely on such existing survey).

                  5.13 Material Adverse Change, etc. Since September 30, 2003, nothing shall have occurred (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine has had or could reasonably be expected to have a Material Adverse Effect.

                  5.14 Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Credit Document or any documentation executed in connection herewith or therewith or with respect to the Transaction and the transactions contemplated hereby, or which the Administrative Agent or Required Lenders shall reasonably determine could reasonably be expected to have a Material Adverse Effect.

                  5.15 Fees, etc. On the Initial Borrowing Date, the Borrower shall have paid in full to the Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, all reasonable out-of-pocket legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due pursuant hereto or as otherwise agreed between the Parent and the Administrative Agent.

                  5.16 Approvals. On the Initial Borrowing Date, all necessary governmental (domestic and foreign) and material third party approvals and/or material consents required in connection with the Acquisition or the other transactions contemplated hereby (other than immaterial governmental approvals that may be required as part of the Acquisition and relating to the ordinary course operations of the Parent and its Subsidiaries), the transactions contemplated by this Agreement and otherwise referred to herein (including, without limitation, the Acquisition) shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of the Transaction and the transactions contemplated hereby. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the Transaction and the transactions contemplated hereby.

                  5.17 Financial Statements; Projections. On or prior to the Initial Borrowing Date, the Administrative Agent shall have received: (i) true and correct copies of the historical financial statements, (ii) the Pro Forma Financial Statements, (iii) the unaudited interim financial statements for each month ended after the date of the last available quarterly financial statements and at least 30 days prior to the Initial Borrowing Date and (iv) the Projections, in each case, as referred to in Sections 7.05(a), (b), (d) and (f) as applicable.

                  5.18 Solvency; Insurance Certificates. On the Initial Borrowing Date, the Administrative Agent shall have received (i) a solvency certificate, dated the Initial Borrowing Date, from the Chief Financial Officer of the Parent, in the form of Exhibit K and (ii) certificates of insurance complying with the requirements of Section 8.03 for the business and properties of the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent and naming the Collateral Agent as an additional insured and/or as loss payee, and stating that such insurance shall not be canceled without at least 30 days' prior written notice by the insurer to the Collateral Agent (or 10 days' prior written notice in the case of cancellation for the non-payment of premiums).

                  All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders.

                  SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans and participate in Letters of Credit (including Loans made and Letters of Credit issued on the Initial Borrowing Date or any Incremental Term Loan Borrowing Date), and the obligation of any Issuing Lender to issue any Letter of Credit (including any Letter of Credit issued on the Initial Borrowing Date or any Incremental Term Loan Borrowing Date), is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects (other than to the extent qualified by materiality in which case such representations and warranties shall be required to be true and correct in all respects to the extent so qualified) with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (other than to the extent qualified by materiality in which case such representations and warranties shall be required to be true and correct in all respects to the extent so qualified) only as of such specified date).

                  6.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03.

                  (b) Prior to the issuance of each Letter of Credit, the Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

                  6.03 Incremental Term Loans. Prior to the incurrence of any Incremental Term, the Borrower shall have satisfied (or caused to be satisfied) all of the applicable conditions set forth in Section 1.15 and in the applicable Incremental Commitment Agreement.

                  The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Parent, Holdings and the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in this Section 6 and applicable to such Credit Event are satisfied as of that time.

                  SECTION 7. Representations and Warranties. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each of the Parent, Holdings and the Borrower makes the following representations and warranties, on behalf of itself and its Subsidiaries, in each case after giving effect to the Transaction and the transactions contemplated hereby on the Initial Borrowing Date, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects (other than to the extent qualified by materiality in which case such representations and warranties shall be required to be true and correct in all respects to the extent so qualified) on and as of the Initial Borrowing Date and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (other than to the extent qualified by materiality in which case such representations and warranties shall be required to be true and correct in all respects to the extent so qualified) only as of such specified date):

                  7.01 Status. Each of the Parent, Holdings, the Borrower and each of their Subsidiaries (i) is a duly organized and validly existing corporation or other entity in good standing under the laws of the jurisdiction of its organization, except (other than with respect to the Credit Parties) where the failure to be in good standing, so organized or existing, could not reasonably be expected to have a Material Adverse Effect, (ii) has the corporate or other power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified, have such authority or be in good standing, which, individually or in the aggregate, have not had or could not reasonably be expected to have a Material Adverse Effect.

                  7.02 Power and Authority. Each Credit Party has the corporate or other power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of each such Document. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each such Document constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether considered in proceedings in equity or at law) and an implied covenant of good faith and fair dealing.

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality,
(ii) will conflict with, or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of the Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Parent or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject except (other than with respect to the Credit Documents) where such conflict, breach, default or Lien could not reasonably be expected to have a Material Adverse Effect or (iii) will violate any provision of the certificate of incorporation or by-laws or other organizational documents, as applicable, of the Parent or any of its Subsidiaries.

                  7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required (i) to authorize, or is required in connection with, the execution, delivery and performance of any Document by any Credit Party or (ii) to ensure the legality, validity, binding effect or enforceability of any such Document with respect to any Credit Party, except (A) those which have been obtained or made prior to the Initial Borrowing Date (and remain in full force and effect on such date), (B) in the case of the Acquisition Documents only, those the absence of which, either individually or in the aggregate, have not had or could not reasonably be expected to have a Material Adverse Effect, (C) for filings and recordings required to perfect the security interests created under the Security Documents on the Initial Borrowing Date, which filings and recordings will be made within 10 Business Days after the Initial Borrowing Date or (D) required by laws affecting the offer and sale of securities generally in connection with the exercise by the Collateral Agent of certain of its remedies under the U.S. Pledge Agreement.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities. (a) The consolidated statements of financial condition of Holdings and its Subsidiaries at September 30, 2003 and at December 31, 2003 and the related consolidated statements of income and cash flows of Holdings and its Subsidiaries for the fiscal year or three-month period, as the case may be, ended on such dates, which, in the case of the annual financial statements, have been audited by Deloitte & Touche LLP and furnished to the Lenders prior to the Effective Date, present fairly (subject to normal year-end adjustments in the case of the December 31, 2003 financial statements) the consolidated financial condition of Holdings and its Subsidiaries at the date of such consolidated statements of financial condition and the consolidated results of the operations of Holdings and its Subsidiaries for the respective fiscal year or three-month period, as the case may be. All such consolidated financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied.

                  (b) The pro forma consolidated income statement and consolidated balance sheet, in each case, of the Parent and its Subsidiaries as of December 31, 2003 (after giving effect to the Transaction) (collectively, the "Pro Forma Financial Statements"), a copy of which has heretofore been furnished to each Lender, presents a good faith estimate of the consolidated pro forma financial condition of the Parent and its Subsidiaries after giving effect to the Transaction.

                  (c) Since September 30, 2003, there has not occurred any condition or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

                  (d) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and the transactions contemplated hereby and to all Indebtedness (including the Loans) being incurred or assumed on such date and Liens created by the Credit Parties in connection therewith,
(x) the sum of the assets, at a fair valuation, of the Parent and its Subsidiaries (on a consolidated basis), the Borrower and its Subsidiaries (on a consolidated basis) and of the Borrower (on a stand-alone basis) will exceed their respective debts, (y) each of the Parent and its Subsidiaries (on a consolidated basis), the Borrower and its Subsidiaries (on a consolidated basis) and the Borrower (on a stand-alone basis) have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature and (z) each of the Parent and its Subsidiaries (on a consolidated basis), the Borrower and its Subsidiaries (on a consolidated basis) and the Borrower (on a stand-alone basis) has sufficient capital with which to conduct its business. For purposes of this Section 7.05(d) "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (e) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Initial Borrowing Date no liabilities or obligations with respect to the Parent or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, could reasonably be expected to have a Material Adverse Effect.

                  (f) The Projections delivered to the Administrative Agent and the Lenders prior to the Effective Date have been prepared in good faith and are based on assumptions believed by the Borrower, the Parent and Holdings to be reasonable at the time such Projections were prepared (it being understood that the Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Parent and its Subsidiaries, and that no assurance can be given that the Projections will be realized).

                  7.06 Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of the Parent, Holdings or the Borrower, threatened (i) as of the Initial Borrowing Date, with respect to the Transaction, (ii) with respect to any Credit Document which could reasonably be expected to be materially adverse to the rights or remedies of the Lenders or the ability of any Credit Party or any Person which is to become a Credit Party to perform its obligations to the Lenders under any Credit Document to which it is a party or to which it will become a party and (iii) that have had or could reasonably be expected to have a Material Adverse Effect.

                  7.07 True and Complete Disclosure. Except to the extent set forth in the immediately succeeding sentence, all factual information (taken as a whole) furnished by or on behalf of the Parent or any of its Subsidiaries in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The financial projections and other pro forma financial information contained therein are based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Administrative Agent and the Lenders that projections as to future events are not to be viewed as facts or factual information and that actual results during the period or periods covered thereby may differ from the projected results.

                  7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of the Initial Term Loans shall be used by the Borrower (i) to refinance, in part, the Indebtedness of Holdings and its Subsidiaries outstanding on the Initial Borrowing Date (other than Existing Indebtedness), (ii) to finance, in part, the Acquisition and (iii) to pay fees and expenses in connection with the Transaction and the transactions contemplated hereby.

                  (b) The proceeds of all Revolving Loans may be used for general corporate, capital expenditures and working capital purposes of the Borrower and its Subsidiaries, including, without limitation, for consummating Permitted Acquisitions, making payments in respect of Unpaid Drawings, and making payments, as permitted under this Agreement, to the Parent or Holdings, provided that up to, but no more than, $3,750,000 of Revolving Loans may be utilized to pay amounts owing in respect of the Acquisition, to refinance the Indebtedness of Holdings and its Subsidiaries outstanding on the Initial Borrowing Date (other than Existing Indebtedness) and to pay any fees and expenses incurred in connection with the Transactions.

                  (c) The proceeds of Incremental Term Loans (other than Refinancing Incremental Term Loans which shall be used solely to refinance Term Loans) shall be used to finance Permitted Acquisitions (including to refinance Revolving Loans utilized to finance Permitted Acquisitions) and to pay any fees and expenses incurred in connection with any of the foregoing.

                  (d) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  7.09 Tax Returns and Payments. Each of the Parent, Holdings, the Borrower and each of their Subsidiaries has timely filed or caused to be timely filed (including pursuant to any valid extensions of time for filing) thereof with the appropriate taxing authority, all material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of each of the Parent, Holdings, the Borrower and their Subsidiaries, as the case may be. The Returns accurately reflect in all material respects all liability for taxes of the Parent, Holdings, the Borrower and their Subsidiaries for the periods covered thereby. Each of the Parent, Holdings, the Borrower and their Subsidiaries have paid all material taxes and assessments with respect to taxes payable by them which have become due other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. As of the Initial Borrowing Date, there is no action, suit, proceeding, investigation, audit, or claim now pending or, to the best knowledge of the Parent, Holdings, the Borrower or any of their Subsidiaries, threatened in writing by any authority regarding any taxes relating to the Parent, Holdings, the Borrower or any of their Subsidiaries. As of the Initial Borrowing Date, none of the Parent, Holdings, the Borrower or any of their Subsidiaries have entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of any material taxes of the Parent, Holdings, the Borrower or any of their Subsidiaries. None of the Parent, Holdings, the Borrower or their Subsidiaries has incurred or will incur any material tax liability in connection with the Transaction or any other transaction contemplated hereby (it being understood and agreed that the representations contained in this sentence do not cover any future tax liability of the Parent or its Subsidiaries arising as a result of the operation of their business in the ordinary course of business).

                  7.10 ERISA. (a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87), did not, except as noted below, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of most recent financial statement reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by more than $20,000,000.

                  (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules and regulations. All contributions required to be made with respect to a Foreign Pension Plan have been timely made except to the extent that any failure to make such contribution on a timely basis will not result in a Material Adverse Effect. None of the Parent, Holdings, the Borrower or any of their Subsidiaries has incurred any obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan, except to the extent that any such obligation has not had and could not reasonably be expected to have a Material Adverse Effect. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan required to be funded, determined as of the end of the Parent's, Holdings' and the Borrower's most recently ended fiscal year on the basis of the actuarial assumptions set forth in the most recent actuarial report for such plan, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities, except to the extent that any excess has not had and could not reasonably be expected to have a Material Adverse Effect.

                  7.11 The Security Documents. (a) The provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in, and/or Lien on, all right, title and interest of each Credit Party party thereto in the Security Agreement Collateral described therein that is, in the case of the Security Agreement subject to Article 8 or 9 of the UCC or constitutes patents, trademarks or copyrights, and the Security Agreement (upon satisfaction of any filing or other requirements set forth therein and to the extent required thereby) creates a fully perfected first Lien on, and/or security interest in, all right, title and interest of such Credit Party in all of such Security Agreement Collateral, subject to no other Liens other than Permitted Liens. Without limiting the generality of the foregoing, the recordation of the Assignment of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement in the United States Patent and Trademark Office together with filings on Form UCC-1 made pursuant to the Security Agreement will be effective, under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement.

                  (b) The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under the U.S. Pledge Agreement constitute (upon satisfaction of any filing or other requirements in respect of the Pledged Stock issued by any Foreign Subsidiary) first priority perfected security interests in the Pledged Securities (assuming, in respect of certificated Pledged Stock and Pledged Securities constituting promissory notes, the Collateral Agent's continuous possession thereof) described in the U.S. Pledge Agreement, subject to no security interests of any other Person (other than Liens permitted under Section 9.01(i)). Except as provided in the immediately preceding sentence, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the U.S. Pledge Agreement (other than filings of proper UCC-1 Financing Statements in respect of Pledged Securities constituting promissory notes, which filings have been made and other than as required in respect of Pledged Stock issued by Foreign Subsidiaries).

                  (c) Each of the Mortgages creates, as security for the obligations purported to be secured thereby, a valid, enforceable (upon satisfaction of any filing or other requirements set forth therein) and perfected security interest in and mortgage lien on the respective Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third Persons and subject to no other Liens (except, in each case, Permitted Encumbrances). Schedule IV contains a true and complete list of each material parcel of Real Property owned or leased by the Parent and its Subsidiaries on the Effective Date, and sets forth the type of interest therein held by the Parent or such Subsidiary.

                  7.12 Properties. Each of the Parent, Holdings, the Borrower and each of its Subsidiaries has good and indefeasible title to all properties (and to all buildings, fixtures, and improvements located thereon) owned by them, including all material property reflected in the consolidated balance sheets of the Parent referred to in Section 7.05(a) (except as sold or otherwise disposed of since the date of such balance sheets as permitted by this Agreement or the other Credit Documents) clear of all Liens, other than (i) as referred to in the balance sheet or in the notes thereto or in the pro forma balance sheet or (ii) Permitted Liens. Each of the Parent and its Subsidiaries has a valid and indefeasible leasehold interest in the properties leased by it free and clear of all Liens other than Permitted Liens.

                  7.13 Capitalization. On the Initial Borrowing Date (after giving effect to the Transaction), the authorized capital stock of (i) the Parent shall consist of (x) 3,849,999 shares of common stock, $.01 par value per share, of which 3,169,623 were issued and outstanding, on a fully diluted basis as of the Initial Borrowing Date (immediately after giving effect to the Transaction), (y) 1 share of Class A Common Stock, $.01 par value per share, of which 1 was issued and outstanding as of the Initial Borrowing Date (immediately after giving effect to the Transaction) and (z) 150,000 shares of preferred stock, $.01 par value per share, 75,943 of which shall be issued and outstanding, (ii) Holdings shall consist of (x) 200,000 shares of common stock, $.01 par value per share, of which 100 shall be issued and outstanding and owned by the Parent and (y) 200,000 shares of preferred stock, $.01 par value per share, none of which shall be issued and outstanding and (iii) the Borrower shall consist of 1,000 shares of common stock, $.01 par value per share, of which 100 shall be issued and outstanding and owned by Holdings. Except as set forth on Schedule V, all such outstanding shares of capital stock have been duly and validly issued, are fully paid and nonassessable and are free of preemptive rights. Except as set forth on Schedule V, as of the Initial Borrowing Date, neither the Parent nor any of its Subsidiaries has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

                  7.14 Subsidiaries. Schedule VI lists each Subsidiary of the Parent, and the direct and indirect ownership interest of the Parent therein, in each case as of the Initial Borrowing Date and after giving effect to the Transaction and the transactions contemplated hereby.

                  7.15 Compliance with Statutes, etc. Each of the Parent and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  7.16 Investment Company Act. None of the Parent or any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.17 Public Utility Holding Company Act. None of the Parent or any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.18 Environmental Matters. (a) Each of the Parent and each of its Subsidiaries has complied and is in compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no past, pending or, to the best knowledge of the Parent or any of its Subsidiaries, threatened Environmental Claims against the Parent or any of its Subsidiaries or any Real Property currently or, to the best knowledge of the Parent or any of its Subsidiaries, previously owned or operated by the Parent or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences on any Real Property currently owned or operated by the Parent or any of its Subsidiaries or, to the best knowledge of the Parent or any of its Subsidiaries, on any formerly owned or operated Real Property or any property adjoining or in the vicinity of any currently owned or operated Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the Parent or any of its Subsidiaries or any currently owned or operated Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Parent or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, or Released on or from, any Real Property owned or operated by the Parent or any of its Subsidiaries except in compliance with all applicable Environmental Laws and as reasonably required in connection with the operation, use and maintenance of any such Real Property by the Parent's or such Subsidiary's business. There are not now any underground storage tanks owned or operated by the Parent or of its Subsidiaries located on any Real Property owned or operated by the Parent or any of its Subsidiaries.

                  (c) Notwithstanding anything to the contrary in this Section 7.18, the representations made in this Section 7.18 shall only be untrue if the effect of the failures, noncompliance and other circumstances of the types described above, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

                  7.19 Labor Relations. None of the Parent or any of its Subsidiaries is engaged in any unfair labor practice that has had or could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Parent or any of its Subsidiaries or, to the best knowledge of the Parent, Holdings or the Borrower, threatened against any of them, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Parent or any of its Subsidiaries or, to the best knowledge of the Parent, Holdings or the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Parent or any of its Subsidiaries or, to the best knowledge of the Parent, Holdings or the Borrower, threatened against the Parent or any of its Subsidiaries and (iii) no union representation question exists with respect to the employees of the Parent or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as has not had or could not reasonably be expected to have a Material Adverse Effect.

                  7.20 Intellectual Property. Each of the Parent and each of its Subsidiaries owns or possesses valid licenses or other legal rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets and other proprietary intellectual property rights necessary for the present and proposed conduct of its business, without any known conflict with the rights of others except, with respect to any matter specified in this Section 7.20, as have not resulted or could, taken as a whole, not reasonably be expected to result in a Material Adverse Effect.

                  7.21 Indebtedness. Schedule VII sets forth a true and complete list of all Indebtedness of the Parent and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the consummation of the Transaction and the transactions contemplated hereby (excluding Indebtedness permitted under Section 9.04, other than clause (ii) thereof, all such non-excluded Indebtedness, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity, if any, which directly or indirectly guaranteed such debt.

                  7.22 Senior Subordinated Notes. The subordination provisions contained in the Existing Senior Note Documents and the Senior Subordinated Note Documents and, on and after the execution and delivery thereof, each of the agreements or instruments relating to any Permitted Seller Notes, Permitted Earn-Out Debt, Permitted Shareholder Subordinated Notes and Permitted Refinancing Subordinated Indebtedness are enforceable against the Parent, Holdings, the Borrower and/or the Subsidiary Guarantors, as applicable, and the holders of such Indebtedness, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), and all Obligations hereunder and all obligations of the Credit Parties under the other Credit Documents (including without limitation, the Parent/Holdings Guaranty and the Subsidiary Guaranty) are within the definitions of (x) "Senior Debt" or "Guarantor Senior Indebtedness", as applicable, and "Designated Senior Debt" included in such subordination provisions (as each such term is defined in the Existing Senior Subordinated Note Documents) and (y) "Senior Indebtedness" or "Guarantor Senior Indebtedness", as applicable, and "Designated Senior Indebtedness" included in such subordination provisions (as each such term is defined in the Senior Subordinated Note Documents).

                  7.23 Insurance. Set forth on Schedule VIII hereto is a true, correct and complete list of all material insurance carried by each Credit Party on and as of the Initial Borrowing Date.

                  SECTION 8. Affirmative Covenants. Each of the Parent, Holdings and the Borrower hereby covenants and agrees for itself and each of its Subsidiaries that on and after the Effective Date and thereafter for so long as this Agreement is in effect and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with all accrued but unpaid interest, Fees and other Obligations, are paid in full (other than contingent indemnities and expense reimbursement obligations for which no claim has been made):

                  8.01 Information Covenants. The Parent will furnish to the Administrative Agent (which shall promptly distribute a copy to each Lender):

                  (a) Monthly Financial Statements. As soon as practicable, and in any event within 45 days after the close of each monthly accounting period of each fiscal year (other than the last monthly accounting period in any fiscal quarter and fiscal year), the consolidated balance sheet of the Parent and its Subsidiaries as at the end of each such monthly accounting period and the related consolidated statement of income and the related consolidated statement of cash flows for each such monthly accounting period and for the elapsed portion of the fiscal year ended with the last day of each such monthly accounting period, setting forth comparative figures for the corresponding monthly accounting period in the prior fiscal year.

                  (b) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Parent, the consolidated balance sheet of the Parent and its Subsidiaries as at the end of each such quarterly accounting period and the related consolidated statement of income and the related consolidated statement of cash flows for each such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of each such quarterly accounting period (other than the fourth quarterly accounting period), setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be in reasonable detail and certified by the chief financial officer or treasurer of the Parent that they fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and shall be accompanied by a management narrative of the results of operations and financial condition with respect to such period.

                  (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Parent, the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related consolidated statement of income and the related consolidated statement of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified by any of the "big four" independent certified public accountants or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Parent, Holdings, the Borrower and each of their Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Event of Default which has occurred and is continuing under Sections 9.07 through 9.09, inclusive, or, if in the opinion of such accounting firm such an Event of Default has occurred and is continuing, a statement as to the nature thereof and shall be accompanied by a management discussion and analysis of the results of operations and financial condition with respect to such period.

                  (d) Budgets. No later than 60 days after the first day of each fiscal year of the Parent, a budget in form reasonably satisfactory to the Administrative Agent (including budgeted statements of income and cash flows and balance sheets) prepared by the Parent for (x) each quarterly accounting period in such fiscal year prepared in detail and (y) such fiscal year prepared in summary form, in each case, of the Parent and its Subsidiaries on a consolidated basis, accompanied by the statement of the chief financial officer or treasurer of the Parent to the effect that, to the best of such officer's knowledge, the budget is a reasonable good faith estimate of the period covered thereby. Additionally, within 60 days after the consummation of each Permitted Acquisition, involving one or more acquisitions the aggregate consideration for which is in excess of $5,000,000, a budget in the form described above for the business, division or Person acquired pursuant to such Permitted Acquisition.

                  (e) Officers' Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(b) and (c), a certificate of the chief financial officer or treasurer of the Parent to the effect, to the best of such officer's knowledge after due inquiry, that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (i) (x) set forth the calculations required to establish whether the Parent and its Subsidiaries were in compliance with the provisions of Sections 9.03, 9.04, 9.05 and 9.07 through 9.09, inclusive, at the end of such fiscal quarter or year, as the case may be and (y) if delivered with the financial statements required by Section 8.01(c), set forth the amount of (and the calculations required to establish) Excess Cash Flow for the respective Excess Cash Payment Period and (ii) certify that there have been no changes to Annexes A through F (inclusive), and Annexes H through K (inclusive), in each case of the Security Agreement and Annexes A through G (inclusive) of the U.S. Pledge Agreement, in each case since the date that each such Security Document was executed and delivered or, if later, since the date of the most recent certificate delivered pursuant to this Section 8.01(e), or if there have been any such changes, a description in reasonable detail of such changes and appropriate replacement Annexes in respect thereof and whether the Borrower and the other Credit Parties have otherwise taken all actions required to be taken by them pursuant to such Security Documents and this Agreement in connections with any such changes.

                  (f) Management Letters. Promptly after the Parent's, or any of its Subsidiaries' receipt thereof, a copy of any "management letter" received by the Parent, or such Subsidiary from its certified public accountants and the management's responses thereto; provided that the foregoing shall not be required to be furnished if expressly restricted by applicable professional standards to the extent so restricted; provided further, that nothing herein shall be deemed to relieve the Parent, Holdings or the Borrower from their obligations to furnish or disclose any information contained therein as otherwise required hereunder.

                  (g) Notice of Default or Litigation. Promptly, and in any event within five Business Days after an officer of the Parent or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default (provided such Default or Event of Default is continuing) and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the Parent or any of its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect or (y) with respect to any Credit Document.

                  (h) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Parent or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its Indebtedness having an outstanding principal amount (or upon the utilization of any unused commitments may have an outstanding principal amount) in excess of $10,000,000 pursuant to the terms of the documentation governing such Indebtedness (or any trustee, administrative agent or other representative therefor) (but excluding administrative and other immaterial notices pursuant to such Indebtedness documentation) and not otherwise required to be delivered hereunder.

                  (i) Environmental Matters. Promptly upon, and in any event within 30 Business Days after, an executive, financial or compliance officer of the Parent or any of its Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters, unless such environmental matters have had or could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect, provided that in any event the Parent and its Subsidiaries shall deliver to the Administrative Agent all material notices relating to such matters received by the Parent or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA:

                  (i) any pending or threatened (in writing) Environmental Claim against the Parent or any of its Subsidiaries or any Real Property owned or operated by the Parent or any of its Subsidiaries;

                  (ii) any condition or occurrence on, or arising from, any Real Property owned or operated by the Parent or any of its Subsidiaries that (a) results in noncompliance by the Parent or any of its Subsidiaries with any applicable Environmental Law or (b) could reasonably be expected to form the basis of an Environmental Claim against the Parent or any of its Subsidiaries or any such Real Property;

                  (iii) any condition or occurrence on any Real Property owned or operated by the Parent or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Parent or any of its Subsidiaries of such Real Property under any Environmental Law; and

                  (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Parent or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency.

                  All such notices shall describe in reasonable detail the nature of the Environmental Claim, condition, occurrence or removal or remedial action and the Parent', or such Subsidiary's response thereto.


                  (j) Annual Meetings with Lenders. At the request of the Administrative Agent, the Parent shall, once during each fiscal year, hold a meeting (at a location and time mutually agreed upon by the Administrative Agent and the Parent) to which all of the Lenders shall be invited and at which meeting the financial results of the previous fiscal year and the financial condition of the Parent and its Subsidiaries and the budgets presented for the current fiscal year shall be reviewed.

                  (k) Promptly upon the acquisition thereof, notice of the acquisition by the Parent or any Subsidiary of Real Property having a fair market value of $2,500,000 or more.

                  (l) Promptly upon the occurrence thereof, notice of any change in the Annexes of the Security Agreements and Pledge Agreements, in each case providing reasonable detail of such change which would affect the perfection of the security interest in the Collateral thereunder.

                  (m) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Parent or any of its Subsidiaries as the Administrative Agent or any Lender may reasonably request in writing.

                  8.02 Books, Records and Inspections. The Parent will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in a manner necessary to permit the preparation of financial statements and other information required to be furnished hereunder which are required to be kept in conformity with generally accepted accounting principles (or the comparable foreign equivalent thereof) and all requirements of law shall be made of all material dealings and transactions in relation to its business and activities. The Parent will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of the Parent or such Subsidiary, any of the properties of the Parent or any of its Subsidiaries, and, subject to the foregoing requirements, to examine the books of account of the Parent and any of its Subsidiaries and discuss the affairs, finances and accounts of the Parent and any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals, upon such reasonable notice and to such reasonable extent as the Administrative Agent or such Lender may request.

                  8.03 Maintenance of Property; Insurance. (a) Each of the Parent, Holdings and the Borrower will, and will cause each of their Subsidiaries to, (i) keep all property material to the conduct of its business, taken as a whole, in reasonable working order and condition, subject to ordinary wear and tear (ii) maintain insurance on its property with reputable and solvent insurance companies in at least such amounts and against at least such risks as is consistent and in accordance with industry practice and (iii) furnish to each Lender, upon written request, full information as to the insurance carried.

                  (b) The Parent will, and will cause each of its Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Parent or any such Subsidiary) (i) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee or, to the extent permitted by applicable law, as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof (or 10 days' prior written notice in the case of cancellation for the non-payment of premiums) by the respective insurer to the Collateral Agent and (iii) shall be deposited with the Collateral Agent. Notwithstanding the foregoing, if the Collateral Agent receives insurance proceeds which are not required to be applied to repay the Term Loans pursuant to Section 4.02(i), such proceeds shall be distributed to the Parent or its applicable Subsidiary, as the case may be.

                  (c) If the Parent or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if the Parent or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon notice to the Parent and the Borrower, to procure such insurance, and the Parent and the Borrower agree to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for all reasonable out-of-pocket costs and expenses of procuring such insurance.

                  8.04 Franchises, etc. The Parent will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and, to the extent required by the Security Agreement, trademarks, copyrights and patents; provided, however, that nothing in this Section 8.04 shall prevent (i) transactions permitted by Section 9.02 or (ii) the withdrawal by the Parent or any of its Subsidiaries of qualification as a foreign corporation in any jurisdiction where such withdrawal could not reasonably be expected to have a Material Adverse Effect.

                  8.05 Compliance with Statutes, etc. The Parent will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  8.06 Compliance with Environmental Laws. (a) (i) The Parent will comply, and will use its best efforts to cause each of its Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by the Parent or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither the Parent nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by the Parent or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except to the extent that the failure to comply with the requirements specified in clause (i) or (ii) above, either individually or in the aggregate, could not reasonably be expected to result in liability under Environmental Laws that could have a Material Adverse Effect. If required to do so under any applicable legally binding directive or order of any governmental agency, the Parent, Holdings and the Borrower agree to undertake, and cause each of their Subsidiaries to undertake, to the extent required under applicable Environmental Laws, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned or operated by the Parent or any of its Subsidiaries in accordance with the requirements of all applicable Environmental Laws and in accordance with such legally binding orders and directives of all governmental authorities, except to the extent that (x) the Parent or such Subsidiary is contesting such order or directive in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by generally accepted accounting principles or (y) the failure to take any such action could not reasonably be expected to have a Material Adverse Effect.

                  (b) At the written request of the Administrative Agent or the Required Lenders, at any time and from time to time as is reasonable after (i) the Obligations have become due and payable pursuant to Section 10 or (ii) the Lenders receive notice under Section 8.01(i) for any event for which notice is required to be delivered with respect to conditions at any Real Property, the Parent, Holdings and the Borrower will provide, at their sole cost and expense, an environmental site assessment report of reasonable scope and expense concerning any relevant Real Property now or hereafter owned or operated by the Parent or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent in its reasonable discretion, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property. If the Parent, Holdings and the Borrower fail to provide the same within 45 days after such request was made, the Administrative Agent may order the same, and the Parent, Holdings and the Borrower, to the extent the Parent, Holdings and the Borrower have the authority to do so, shall grant and hereby grants, to the Administrative Agent and the Lenders and their Administrative Agents, access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Parent's Holdings' and the Borrower's expense.

                  8.07 ERISA. The Borrower will furnish to the Administrative Agent prompt written notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability to one or more of the Parent, Holdings, the Borrower and any of their Subsidiaries in an aggregate amount exceeding $3,000,000. Each notice delivered under this Section 8.07 shall be accompanied by a statement of an Authorized Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  8.08 End of Fiscal Years; Fiscal Quarters. The Parent will cause (i) each of its, and each of its material Subsidiaries' (including, without limitation, each Credit Party's), fiscal years to end on September 30 and (ii) each of such Person's fiscal quarters to end on December 31, March 31, June 30 and September 30.

                  8.09 Performance of Obligations. The Parent will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; provided that the failure to pay any Indebtedness shall not constitute a breach of this
Section 8.09 unless it shall give rise to an Event of Default under Section
10.04.

                  8.10 Payment of Taxes. The Parent will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon the Parent or its Subsidiaries or upon the income or profits of the Parent or its Subsidiaries, or upon any properties belonging to it, prior to the date on which penalties would otherwise attach thereto, and all lawful claims which, if unpaid, might become a lien or charge not otherwise permitted under Section 9.01(i) upon any properties of the Parent or any such Subsidiary; provided that neither the Parent nor any such Subsidiary shall be required to pay any such material tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings so long as the Parent or any such Subsidiary maintains adequate reserves with respect thereto in accordance with generally accepted accounting principles.

                  8.11 Additional Mortgages; Further Assurances. (a) At the request of the Administrative Agent or the Required Lenders from time to time, the Parent, Holdings and the Borrower will, and will cause each of Holding's Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "Additional Mortgage") in any Real Property owned or leased by the Parent, Holdings, the Borrower or any of such Subsidiaries of the Borrower that is not covered by the original Mortgages and which is located in the United States, and which individually has a fair market value of at least $2,500,000 (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent, shall comply with the provisions of Sections 5.03(iii) and 5.12 hereof, and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens, except Permitted Liens and shall secure the Obligations of the relevant Credit Party under the Credit Documents. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. Notwithstanding anything to the contrary contained above in this Section 8.11(a), in connection with any (x) Leasehold that has been designated as an Additional Mortgaged Property, none of the Parent, Holdings, the Borrower, or any such Subsidiaries shall be required to grant an Additional Mortgage therein to the extent and during such time as such a grant is prohibited by the applicable lease (and the lessor thereunder or its mortgagees has not consented thereto) and (y) Real Property that has been designated as an Additional Mortgaged Property, none of the Parent, Holdings, the Borrower, or any such Subsidiaries shall be required to grant an Additional Mortgage therein to the extent that such a grant is prohibited by the terms of any document evidencing a prior Lien thereon to the extent permitted under Section 9.01(i), (vii), (viii),
(ix), or (xxi) (and the senior lienholder has not consented thereto).

                  (b) The Parent, Holdings and the Borrower will, and will cause each of their Subsidiaries to, at the expense of the Parent, Holdings, the Borrower and such Subsidiaries, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such conveyances, financing statements, transfer endorsements, powers of attorney, certificates, and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require to ensure the validity, enforceability, perfection or priority of the Collateral Agent's security interest in the Collateral or to enable the Collateral Agent to realize or exercise the rights and benefits intended to be created by the Security Documents. Furthermore, the Parent, Holdings and the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance, title endorsements, appraisals, surveys and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 8.11 has been complied with.

                  (c) In the event the Administrative Agent or the Required Lenders reasonably determine the following are required or advisable under applicable law or regulation, the Parent shall, and shall cause each of its Subsidiaries to, obtain real estate appraisals with respect to each Mortgaged Property, which real estate appraisal shall follow the valuation procedures set forth in 12 CFR, Part 34 - Subpart C, and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

                  (d) The Parent, Holdings and the Borrower each agree that each action required by this Section 8.11 shall be completed as soon as possible, but in no event later than 90 days after such action is requested in writing to be taken by the Administrative Agent or the Required Lenders.

                  8.12 Foreign Subsidiaries Security. (a) If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Parent reasonably acceptable to the Administrative Agent, within 60 days after a request from the Administrative Agent or the Required Lenders, does not deliver evidence mutually satisfactory to the Parent and the Administrative Agent that, with respect to any Foreign Subsidiary of the Parent which (x) the Administrative Agent or the Required Lenders reasonably determine to be material to the business of the Parent and its Subsidiaries taken as a whole and (y) has not already had all of its stock pledged pursuant to a Pledge Agreement, (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote and (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty, with such changes as are required to comply with local law (the "Foreign Subsidiary Guaranty"), in any such case, would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes in each case as a result of such Foreign Subsidiary pledging its assets (directly or indirectly) to secure the Obligations of the Borrower (including, without limitation, the Borrower) and each Subsidiary under the Credit Documents and the obligations of the Borrower (including, without limitation, the Borrower) under any Interest Rate Protection Agreement or Other Hedging Agreement, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to a Pledge Agreement shall be pledged to the Collateral Agent pursuant to a Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Foreign Subsidiary Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower (including, without limitation, the Borrower) and each Subsidiary of the Borrower under the Credit Documents and the obligations of the Borrower and each Subsidiary of the Borrower under any Interest Rate Protection Agreement or Other Hedging Agreement to the extent that the entering into of the Foreign Subsidiary Guaranty, the pledge of the additional shares of capital stock and the amendment to such Security Documents (i) is permitted by the laws of the respective foreign jurisdiction, (ii) is commercially reasonable and (iii) would not, in the reasonable opinion of the Parent and the Administrative Agent, result in any adverse tax consequences to the Parent or its Subsidiaries, and with all documents delivered pursuant to this Section 8.12(a) to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

                  (b) Within 30 days of any request from the Administrative Agent or the Required Lenders (which requests may be made at any time and from time to time), the Parent shall, in respect of each CTB Subsidiary of the Parent which (x) the Administrative Agent or the Required Lenders reasonably determine to be material to the business of the Parent and its Subsidiaries taken as a whole and (y) has not already had all of its stock pledged pursuant to a Pledge Agreement, cause such CTB Subsidiary's outstanding capital stock not theretofore pledged pursuant to a Pledge Agreement to be pledged to the Collateral Agent pursuant to a Pledge Agreement and to enter into a guaranty in substantially the form of the Subsidiary Guaranty, with such changes as are required to comply with local law (the "CTB Subsidiary Guaranty") guaranteeing the Obligations of the Borrower under the Credit Documents and the obligations of the Borrower under any Interest Rate Protection or Other Hedging Agreement to the extent that the entering into of the CTB Subsidiary Guaranty, the pledge of such capital stock and the amendment to such Security Documents (i) is permitted by the laws of the respective foreign jurisdiction and (ii) is commercially reasonable, and with all documents delivered pursuant to this Section 8.12(b) to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

                  8.13 Ownership of Subsidiaries. The Parent will at all times ensure that each of its Subsidiaries remains as a Wholly-Owned Subsidiary except
(i) to the extent that any such Subsidiary is merged, consolidated or liquidated in a transaction permitted by Section 9.02(v) or (vi) and (ii) for non-Wholly-Owned Subsidiaries acquired after the Initial Borrowing Date pursuant to Section 9.05(xviii); provided that the Borrower will at all times own (directly or indirectly) at least a majority of the voting and economic interests of each non-Wholly-Owned Subsidiary created or acquired after the Initial Borrowing Date as permitted under Section 9.15, except to the extent any such Subsidiary is merged, consolidated or liquidated in a transaction permitted by Section 9.02(v) or (vi).

                  8.14 Permitted Acquisitions. Subject to the provisions of this
Section 8.14 and the requirements contained in the definition of Permitted Acquisition, the Borrower and each of its Subsidiaries (solely to the extent that any such Subsidiary which is a Credit Party is able to, and does, grant a Lien to the Collateral Agent for the benefit of the Secured Creditors on and security interest in assets acquired thereby in connection with such Permitted Acquisition, but limited to 65% of the capital stock of any Foreign Subsidiary) may from time to time after the Effective Date effect Permitted Acquisitions, so long as:

                  (i) the Borrower shall have given the Administrative Agent and the Lenders at least 10 Business Days' prior written notice of any Permitted Acquisition;

                  (ii) no Default or Event of Default is in existence at the time of entering into a legally binding agreement to consummate such Permitted Acquisition or would result immediately after giving effect thereto and all representations and warranties contained herein or in the other Credit Documents shall be true and correct in all material respects (except to the extent qualified by materiality in which case such representations shall be true and correct in all respects to the extent so qualified) with the same effect as though such representations and warranties were made on and as of the date of entering into a legally binding obligation to consummate such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent qualified by materiality in which case such representations shall be true and correct in all respects to the extent so qualified) as of such earlier date;

                  (iii) calculations are made by the Borrower which calculations shall evidence compliance with each of the Financial Covenants (in each case, giving effect to the last sentence appearing therein) for the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition for which financial statements are available (each, a "Calculation Period"), on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period and such recalculations shall show that such Financial Covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period;

                  (iv) the Total Unutilized Revolving Loan Commitment shall be at least $10,000,000 after giving effect to the respective Permitted Acquisition;

                  (v) with respect to any Permitted Acquisition the aggregate consideration in connection with which is $10,000,000 (including Permitted Acquired Debt) or more, projections (it being recognized by the Administrative Agent and the Lenders that projections as to future events are not to be viewed as facts or factual information and that actual results during the period or periods covered thereby may differ from the projected results) prepared by the Borrower in good faith for the period from the date of the consummation of such Permitted Acquisition to the date which is one year thereafter shall reflect that the Credit Parties shall be in compliance with each of the Financial Covenants, inclusive for such period;

                  (vi) the aggregate cash consideration payable in connection with the proposed Permitted Acquisition, when combined with the aggregate cash consideration paid in connection with all other Permitted Acquisitions consummated on or after the Initial Borrowing Date and on or prior to the date of the consummation of the proposed Permitted Acquisition does not exceed (A) the sum of (x) $75,000,000,
         (y) the then Available Retained ECF Amount (to the extent such amount is greater than zero), and (z) the Available Equity Issuance Amount less (B) the sum of (x) the Non-Qualified Permitted Earn-Out Amount and
         (y) the aggregate principal amount of all Permitted Acquired Debt to be assumed or acquired in connection with the proposed Permitted Acquisition and all other Permitted Acquired Debt assumed or acquired in connection with all other Permitted Acquisitions consummated on or after the Initial Borrowing Date; and

                  (vii) the Parent shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the Parent, certifying to the best of such Authorized Officer's knowledge, compliance with the requirements of preceding clauses (i) through (vi) and containing the calculations (in reasonable detail) (A) required by preceding clauses (iii), (v) and (vi) and (B) necessary to establish the Acquired EBITDA of the Acquired Entity or Business acquired pursuant to such Permitted Acquisition for the most recently ended 12 month period for which financial statements are available for such Acquired Entity or Business, which calculations shall be reasonably approved by the Administrative Agent; provided, however, that so long as (x) the aggregate consideration (including, without limitation, cash, assumed debt (including, without limitation, Permitted Acquired
         Debt) and the principal amount of all issued promissory notes) payable in connection with the proposed Permitted Acquisition does not exceed $2,500,000 and (y) the aggregate consideration paid in connection with the proposed Permitted Acquisition (including, without limitation, Permitted Acquired Debt), when combined with the aggregate consideration paid in connection with all other Permitted Acquisitions (including, without limitation, Permitted Acquired Debt) consummated in the same fiscal quarter as the proposed Permitted Acquisition, does not exceed $5,000,000, the Borrower shall not be required to comply with clauses (i) and (iv) above in connection with such Permitted Acquisition and the officer's certificate otherwise required to be delivered pursuant to this clause (vii) shall instead be delivered to the Administrative Agent within 45 days following the end of the fiscal quarter in which such Permitted Acquisition is consummated.

                  8.15 Interest Rate Protection. The Borrower shall no later than 90 days following the Initial Borrowing Date enter into, and thereafter maintain, Interest Rate Protection Agreements, reasonably satisfactory to the Administrative Agent, with a term of at least three years from the Initial Borrowing Date, ensuring that 50% of the aggregate principal amount of all Indebtedness for borrowed money of the Parent and its Subsidiaries after giving effect to the Transaction and the transactions contemplated hereby bears interest at a fixed rate and/or is subject to such Interest Rate Protection Agreements for such three year period.

                  SECTION 9. Negative Covenants. Each of the Parent, Holdings and the Borrower hereby covenants and agrees for itself and each of its Subsidiaries that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with all accrued but unpaid interest, Fees and other Obligations, are paid in full (other than contingent indemnities and expense reimbursement obligations for which no claim has been made):

                  9.01 Liens. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Parent or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Parent or any of its Subsidiaries), or assign any right to receive income, provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established to the extent required by generally accepted accounting principles;

                  (ii) Liens in respect of property or assets of the Parent or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the Parent's or such Subsidiary's property or assets or materially impair the use thereof in the operation of the business of the Parent or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule IX, and any renewals or extensions of such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Parent or any of its Subsidiaries (other than such other assets financed by the same financing source as part of a related financing transaction);

                  (iv) Permitted Encumbrances;

                  (v) Liens created pursuant to the Security Documents;

                  (vi) leases or subleases and licenses and sublicenses granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Parent or any of its Subsidiaries;

                  (vii) Liens upon assets subject to Capitalized Lease Obligations to the extent permitted by Section 9.04(iv) or (xv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset of the Parent or any of its Subsidiaries (other than other assets subject to Capitalized Lease Obligations and/or Indebtedness incurred pursuant to Section 9.04(iv), in each case owing to the same Person (or Affiliate of such Person as part of a related financing) as such Capitalized Lease Obligation);

                  (viii) Liens placed upon assets at the time of acquisition thereof by any Subsidiaries of Holdings or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that, in either case, (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed the amount permitted under Section 9.04(iv) or (xv) and (y) in all events, the Lien encumbering the assets so acquired does not encumber any other asset of the Parent or any of its Subsidiaries (other than such other assets financed by the same financing source as part of a related financing transaction);

                  (ix) any Lien existing on any property or asset prior to the acquisition thereof by the Parent or any of its Subsidiaries or existing on any property or asset of any Person that becomes a Subsidiary of the Parent after the date hereof prior to the time such Person becomes a Subsidiary of the Parent; provided that (i) such Lien was not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of the Parent, (ii) such Lien shall not apply to any other property or assets of the Parent or any of its Subsidiaries (other than such other assets financed by the same financing source) and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary of the Parent;

                  (x) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not materially interfering with the conduct of the business of the Parent or any of its Subsidiaries;

                  (xi) Liens arising from precautionary UCC financing statement filings or similar filings regarding operating leases;

                  (xii) statutory and common law landlords' liens under leases to which the Parent or any of its Subsidiaries is a party;

                  (xiii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, utilities, performance and return-of-money bonds, contracts, Other Hedging Agreements and other similar obligations incurred in the ordinary course of business (exclusive of contracts and obligations in respect of the payment for borrowed money);

                  (xiv) Liens in favor of customers and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (xv) normal and customary rights of set-off upon deposits of cash in favor of banks and other depository institutions, and pledges of cash and marketable securities pursuant to the general business conditions of German banks;

                  (xvi) any Subsidiary of the Parent may sell or assign overdue accounts receivable in connection with the collection thereof in the ordinary course of business;

                  (xvii) Foreign Subsidiaries may grant Liens on their assets to secure Indebtedness outstanding under Section 9.04(xiii) or (xv) or
         Section 9.05(vii), (ix) or (xxi);

                  (xviii) Liens on assets subject to sale-leaseback transactions permitted under Section 9.02(xii);

                  (xix) any agreement not otherwise prohibited by this Agreement not intended to create a Lien but containing language permitting recharacterization if such intention is disregarded;

                  (xx) judgment Liens and Liens securing appeal bonds relating to judgments not giving rise to an Event of Default under Section 10.09 and encumbering assets (other than Mortgaged Property) with a fair market value not in excess of $5,000,000;

                  (xxi) Liens not otherwise permitted pursuant to this Section
         9.01 and which do not attach to Mortgaged Property which secure obligations permitted under this Agreement not exceeding $5,000,000 in the aggregate at any one time outstanding;

                  (xxii) immaterial Liens not securing Indebtedness reflected on Mortgage Policies in respect of Real Property acquired pursuant to a Permitted Acquisition; provided that (i) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Parent or any of its Subsidiaries and (ii) such Liens are reasonably satisfactory to the Administrative Agent;

                  (xxiii) Liens arising out of consignment or similar arrangements for inventory entered into by the Borrower or any of its Subsidiaries in the ordinary course of business and consistent with past practice; provided that the aggregate value of such Inventory subject to such arrangements does not exceed $1,000,000 at any time outstanding; and

                  (xxiv) Liens not securing Indebtedness created in favor of the Existing Senior Notes Trustee in any cash deposited with the Existing Senior Notes Trustee pursuant to Section 5.08(b) to the extent the Borrower retains any title in such cash.

                  9.02 Consolidation, Merger, Sale of Assets, etc. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, except that:

                  (i) Subsidiaries of the Parent may make sales or other dispositions of inventory, equipment and other assets, including sales or other dispositions to other Subsidiaries, in the ordinary course of business;

                  (ii) Subsidiaries of the Parent may make sales or other dispositions of assets, provided that (x) to the extent that any such sale or disposition generates Net Sale Proceeds equal to or greater than $1,500,000, each such sale or other disposition results in consideration at least 75% of which (taking into account the amount of cash and the principal amount of any promissory notes received as consideration) shall be in the form of cash (provided that in lieu of cash such Subsidiary may receive, as consideration, assets which such Subsidiary would have been permitted to reinvest in under the terms of
         Section 4.02(g) if such Subsidiary had received cash consideration) and
         (y) the aggregate proceeds from all assets subject to such sales shall not exceed $7,500,000 in any fiscal year of the Parent;

                  (iii) so long as no Event of Default has occurred and is continuing, Subsidiaries of Holdings may make sales or other dispositions of assets in the ordinary course of business, provided that (w) each such or other disposition sale is made for fair market value (as determined in good faith by the Parent), (x) each such sale or other disposition results in consideration at least 75% of which (taking into account the amount of cash and the principal amount of any promissory notes received as consideration) shall be in the form of cash (provided that in lieu of cash such Subsidiary may receive, as consideration, assets which such Subsidiary would have been permitted to reinvest in under the terms of Section 4.02(g) if such Subsidiary had received cash consideration), (y) in the case of each sale or other disposition that results in consideration of $10,000,000 or more, (A) calculations are made by the Parent of compliance with each of the Financial Covenants (in each case, giving effect to the last sentence appearing therein) for the period of four consecutive quarters (taken as one accounting period) most recently ended prior to the date of such asset sale or other disposition, on a pro forma basis as if such asset sale or other disposition (as well as all other asset sales or other dispositions theretofore consummated after the first day of such period) had occurred on the first day of such period and such recalculations shall show that each such Financial Covenant would have been complied with if such asset sale or other disposition had occurred on the first day of such period, and (B) projections prepared by the Parent in good faith for the period from the date of the consummation of such asset sale or other disposition to the date that is one year thereafter shall reflect that the Parent shall be in compliance with each of the Financial Covenants for such period, and (z) the Net Cash Proceeds therefrom are either applied as provided in Section 4.02(g) or reinvested in assets to the extent permitted by Section 4.02(g) (it being understood and agreed that to the extent that the aggregate amount of Net Cash Proceeds from all assets subject to such sales exceeds $15,000,000 in any fiscal year of the Parent, such excess shall be applied as provided in Section 4.02(g) and without regard to the proviso contained therein);

                  (iv) Subsidiaries of Holdings may lease (as lessor) or sublease, license or sublicense real or personal property in the ordinary course of business;

                  (v) any Foreign Subsidiary and any CTB Subsidiary of the Borrower may be merged with and into, or be dissolved or liquidated into, or sell or otherwise transfer any of its assets to (x) the Borrower or (y) any Wholly-Owned Subsidiary of the Borrower;

                  (vi) any Domestic Subsidiary of the Borrower may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to (x) the Borrower or (y) any Wholly-Owned Domestic Subsidiary of the Borrower;

                  (vii) the Borrower and its Wholly-Owned Subsidiaries may sell or otherwise transfer assets between or among one another in the ordinary course of business so long as the aggregate value of all such assets transferred in any fiscal year of the Borrower does not exceed $5,000,000;

                  (viii) the Borrower and its Wholly-Owned Subsidiaries may sell or otherwise transfer inventory, raw materials and work-in-progress between or among one another in the ordinary course of business;

                  (ix) Subsidiaries of Holdings may sell or discount accounts receivable in the ordinary course of business, but only in connection with the collection or compromise thereof;

                  (x) Subsidiaries of Holdings may, in the ordinary course of business, license patents, trademarks, copyrights and know-how to third Persons or to the Borrower or any of its Subsidiaries, so long as each such license does not prohibit the granting of a Lien to such Subsidiary in the intellectual property covered by such license;

                  (xi) transactions permitted under Section 9.05 shall be permitted (including, without limitation, the purchase and sale of Cash Equivalents);

                  (xii) Subsidiaries of Holdings may enter into sale-leaseback transactions in so long as the assets sold pursuant to this clause
         (xii) do not have a fair market value in excess of $10,000,000 in the aggregate;

                  (xiii) the Parent and its Subsidiaries may liquidate any Inactive Subsidiary;

                  (xiv) the Parent and its Subsidiaries may make sell or otherwise dispose of assets acquired pursuant to investments made pursuant to Sections 9.05(xiii) and (xiv); provided that, in each case, the Net Cash Proceeds therefrom are either applied as provided in
         Section 4.02(g) or reinvested in assets to the extent provided in
         Section 4.02(g);

                  (xv) the Foreign Holdco Transaction shall be permitted; and

                  (xvi) the Borrower may dispose of all or any portion of its Specialty Composites Division; provided that (x) each such sale is made for fair market value (as determined in good faith by the Parent), (y) each such sale results in consideration at least 75% of which (taking into account the amount of cash and the principal amount of any promissory notes received as consideration) shall be in the form of cash (provided that in lieu of cash such Subsidiary may receive, as consideration, assets which such Subsidiary would have been permitted to reinvest in under the terms of Section 4.02(g) if such Subsidiary had received cash consideration) and (z) the Net Cash Proceed therefrom are either applied as provided in Section 4.02(g) or reinvested in assets to the extent provided in Section 4.02(g).

                  To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.02, such Collateral (unless transferred to a Credit Party or a Subsidiary thereof) shall in each case be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

                  9.03 Dividends. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, authorize, declare or pay any Dividends with respect to the Parent or any of its Subsidiaries, except that:

                  (i) any Subsidiary of the Borrower may pay Dividends to (x) the Borrower or (y) any Wholly-Owned Subsidiary of the Borrower;

                  (ii) the Borrower may pay cash Dividends to Holdings and, in turn, Holdings may pay cash Dividends to the Parent, in the amounts and at the times of any payment by the Parent in respect of taxes (or taxes of its consolidated group), provided that any refunds received by the Parent shall promptly be returned by the Parent to Holdings and, in turn, by Holdings to the Borrower;

                  (iii) (A) the Borrower may pay cash Dividends to Holdings, so long as the proceeds thereof are promptly used by Holdings to pay expenses in the ordinary course of business and (B) the Borrower may pay cash Dividends to Holdings, which may, in turn, pay cash Dividends to the Parent, so long as the proceeds thereof are promptly used by the Parent to pay expenses in the ordinary course of business; provided that the aggregate amount of cash Dividends paid by the Borrower pursuant to this Section 9.03(iii) shall not exceed $1,000,000 in any fiscal year of the Borrower;

                  (iv) (a) the Parent may redeem or purchase shares of its capital stock or other equity interests (or options to purchase its capital stock or other equity interests) held by management of the Parent or any of its Subsidiaries or employees, former employees, directors, former directors, consultants or former consultants in connection with the termination of their employment or service, as the case may be (by death, disability, termination, resignation or retirement) or following a determination by management of the Parent in good faith that a hardship exists as to any member of management or any employee, provided that (x) the only consideration paid by the Parent in respect of such redemptions and/or purchases shall be cash and Shareholder Subordinated Notes, (y) the sum of (A) the aggregate amount paid by the Parent in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of all principal and interest payments made on Shareholder Subordinated Notes, shall not exceed $5,000,000 in any fiscal year of the Parent (plus the amount available to be used pursuant to this clause (iv)(a)(y) in prior fiscal years and not so used, but in no event more than $7,500,000 in the aggregate after the Initial Borrowing Date), provided that all such amounts shall be increased by (I) an amount equal to the net cash proceeds received by the Parent after the Initial Borrowing Date from the sale or issuance of its equity interests (to the extent not required to be applied to repay Term Loans pursuant to Section 4.02(e), not used to effect a Permitted Acquisition and not applied to make Capital Expenditures pursuant to Section 9.07(b)) and (II) an amount equal to key man life insurance proceeds received by the Parent and its Subsidiaries after the Initial Borrowing Date and (z) at the time of any cash payment permitted to be made pursuant to this Section 9.03(iv), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom; and (b) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings and, in turn, Holdings may pay cash Dividends to the Parent so long as the Parent promptly uses such proceeds for the purposes described in clause (iv)(a) of this Section 9.03 (including for the purpose of making interest or principal payments on any Shareholder Subordinated Note) and (c) concurrently with the issuance of Qualified Capital Stock of the Parent, the Parent may redeem, exchange, purchase or retire any capital stock of the Parent using the proceeds of, or convert or exchange any capital stock of the Parent for such Qualified Capital Stock;

                  (v) Holdings and the Parent may pay Dividends on any outstanding Qualified Capital Stock (including any Qualified Capital Stock outstanding on the Initial Borrowing Date) solely through the issuance of additional shares or units of Qualified Capital Stock of the same class, or through accrual or accretion, but not in cash;

                  (vi) the Borrower may pay cash Dividends to Holdings and, in turn, Holdings may pay cash Dividends to the Parent to enable the Parent to make payments of the type referred to in Section 9.06(iv);

                  (vii) (A) the Borrower may pay cash Dividends to Holdings to enable Holdings to make loans pursuant to Section 9.05(iii) and (B) the Borrower may pay cash Dividends to Holdings, which may, in turn, pay cash Dividends to the Parent so long as the proceeds thereof are promptly used by the Parent to make loans pursuant to Section 9.05(iii);

                  (viii) (A) the Borrower may pay Dividends to Holdings to enable Holdings to make required payments on any Permitted Earn-Out Preferred Equity in accordance with the terms thereof and (B) the Borrower may pay Dividends to Holdings and, in turn, Holdings may pay Dividends to the Parent, in each case to enable the Parent to make required payments on any Permitted Earn-Out Preferred Equity in accordance with the terms thereof;

                  (ix) non-Wholly-Owned Subsidiaries of the Parent acquired pursuant to Section 9.05(xviii) may pay Dividends, so long as any such Dividends are paid pro rata to all equity holdings of such Subsidiaries;

                  (x) the Parent, Holdings and the Borrower shall be permitted to pay Dividends consisting of shares of Qualified Capital Stock, provided that any such Dividends paid by the Borrower shall be paid only to Holdings and such Dividends paid by Holdings shall be paid only to the Parent; and

                  (xi) the Borrower may pay a one-time cash Dividend to Holdings on the Initial Borrowing Date to enable Holdings to redeem or repurchase all or a portion of its outstanding capital stock in connection with the Acquisition; provided that (i) Holdings shall have utilized the full amount of the proceeds of such Dividend on such date to make such redemption or repurchase and (ii) immediately after giving effect to such redemption or repurchase, the Parent shall own all of the outstanding capital stock of Holdings (it being understood that this clause (xi) shall be an alternative to, but duplicative of, the Borrower's right to make an intercompany loan to Holdings on the Initial Borrowing Date for such purposes pursuant to Section 9.05(xix));.

                  9.04 Indebtedness. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred or continued pursuant to this Agreement and the other Credit Documents;

                  (ii) Existing Indebtedness to the extent the same is listed on
         Schedule VII, and, except with respect to any Indebtedness under the Existing Senior Note Documents, any refinancing or renewals thereof, provided that any such refinancing and renewals shall not exceed the principal amount of, and shall not mature before such Existing Indebtedness outstanding at the time of the refinancing or renewal thereof;

                  (iii) Permitted Earn-Out Debt in connection with a Permitted Acquisition;

                  (iv) Indebtedness evidenced by Capitalized Lease Obligations and purchase money Indebtedness of the Parent and its Subsidiaries (other than Cabot Intermediate), including any extensions, renewals and replacements thereof or any Indebtedness assumed in connection with the acquisition of assets or secured by a Lien on any such assets prior to the acquisition thereof and any extensions, renewals and replacements thereof; provided that in no event shall the aggregate principal amount of Capitalized Lease Obligations, and the principal amount of all such Indebtedness incurred or assumed in each case after the Effective Date, permitted by this clause (iv) when added to the aggregate principal amount of all Permitted Acquired Debt incurred pursuant to Section 9.04(xvii) exceed $10,000,000 at any time outstanding;

                  (v) intercompany Indebtedness among the Parent and its Subsidiaries to the extent permitted by Section 9.05;

                  (vi) Indebtedness of the Borrower under Interest Rate Protection Agreements required by Section 8.15 or entered into to protect the Borrower against fluctuations in interest rates in respect of the Obligations so long as management of the Borrower has determined that the entering into of such Interest Rate Protection Agreements are bona fide hedging activities and not for speculative purposes;

                  (vii) Indebtedness of the Parent and its Subsidiaries under Other Hedging Agreements providing protection against fluctuations in currency or commodity values in connection with the Borrower or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities and not for speculative purposes;

                  (viii) the Parent and its Subsidiaries may become liable as a guarantor with respect to obligations of any of the Subsidiaries of the Borrower, which obligations are otherwise permitted under this Agreement;

                  (ix) Indebtedness in respect of those accounts receivable permitted to be sold or discounted pursuant to Section 9.02(ix);

                  (x) Permitted Seller Notes not to exceed $25,000,000 in aggregate principal amount;

                  (xi) Shareholder Subordinated Notes;

                  (xii) Indebtedness of the Borrower under the Senior Subordinated Notes in an aggregate principal amount not to exceed $175,000,000 (less any repayments or prepayments of principal thereof) and Indebtedness of the Parent, Holdings and the Subsidiary Guarantors arising from the guaranty thereof as set forth in the Senior Subordinated Note Documents;

                  (xiii) Indebtedness of the Parent and its Subsidiaries (other than Cabot Intermediate) under unsecured overdraft lines with commercial banks in the ordinary course of business and consistent with past practices, in an aggregate principal amount not to exceed $2,500,000 at any time;

                  (xiv) Permitted Refinancing Subordinated Indebtedness so long as (x) no Default or Event of Default then exists or would result therefrom and (y) the proceeds thereof are used, to promptly repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes and/or applied to repay outstanding Term Loans as set forth in
         Section 4.02(f);

                  (xv) additional Indebtedness of Subsidiaries of the Parent (other than Cabot Intermediate) not otherwise permitted under this
         Section 9.04 not to exceed $7,500,000 in aggregate principal amount at any time outstanding;

                  (xvi) Indebtedness of the Parent or any of its Subsidiaries which may be deemed to exist in connection with agreements providing for indemnification and reimbursement obligations in connection with acquisitions or sales of assets and/or businesses effected in accordance with the requirements of this Agreement (so long as any such obligations are those of the Person making the respective acquisition or sale, and are not guaranteed by any other Person); and

                  (xvii) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by the Borrower or any Wholly-Owned Domestic Subsidiary pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) ("Permitted Acquired Debt"), so long as (i) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (ii) such Indebtedness does not constitute debt for borrowed money (except to the extent such Indebtedness cannot be repaid in accordance with its terms at the time of its assumption pursuant to such Permitted Acquisition (without the payment of a penalty or premium)), it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (ii) and; provided that in no event shall the aggregate principal amount of all Indebtedness incurred or assumed pursuant to Section 9.04(iv) when added to the aggregate principal amount of all Permitted Acquired Debt incurred pursuant to this clause
         (xvii) exceed $10,000,000 at any time outstanding.

                  9.05 Advances, Investments, Loans, Purchase of Assets. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, directly or indirectly, (w) lend money or credit or make advances to any Person, (x) purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets of any Person (including, without limitation, any stock, obligations or securities of, or any other interest in, any other Person, but excluding purchases or other acquisitions of inventory, materials, equipment and other tangible and intangible assets in the ordinary course of business), (y) make any capital contribution to any other Person or (z) purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, except that the following shall be permitted:

                  (i) the Parent and its Subsidiaries may acquire and hold accounts receivables owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms; provided that such terms may include such concessionary terms as the Parent or any such Subsidiary deems reasonable under the circumstances;

                  (ii) the Parent and its Subsidiaries may acquire and hold cash and Cash Equivalents and Foreign Subsidiaries may make and own similar investments customary for countries in which they conduct business;

                  (iii) the Parent and its Subsidiaries may (x) make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000, (y) make loans and advances to their respective employees for the purpose of enabling such employees to pay tax liabilities arising as a result of (I) the vesting or acceleration of restricted stock or membership interests in Holdings or the Parent, and (II) the exercise of options or warrants to purchase the Parent's Common Stock so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000 and (z) make loans to members of management to fund their purchase of equity interests of the Parent so long as no cash is paid by the Parent or any of its Subsidiaries in connection therewith (or any cash so paid is promptly (and in any event within one Business
         Day) returned to the Parent or such Subsidiary);

                  (iv) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(vi);

                  (v) the Borrower and its Subsidiaries may enter into Other Hedging Agreements to the extent permitted by Section 9.04(vii);

                  (vi) investments in existence on the Initial Borrowing Date in Subsidiaries of the Parent or listed on Schedule X shall be permitted, without giving effect to any additions thereto or replacements thereof;

                  (vii) (A) any Subsidiary of the Borrower may make intercompany loans to, or equity investments in, the Borrower or to any Wholly-Owned Subsidiary of the Borrower which is a Subsidiary Guarantor under the Subsidiary Guaranty and the Borrower may make intercompany loans to, or equity investments in, any Wholly-Owned Domestic Subsidiary of the Borrower which is a Subsidiary Guarantor under the Subsidiary Guaranty,
         (B) any Credit Party may make intercompany loans to, or equity investments in, any Wholly-Owned Subsidiary of the Borrower which is not a Credit Party, provided that the aggregate outstanding principal amount of all such intercompany loans, equity investments and intercompany investments made pursuant to this clause (B) shall not exceed $3,500,000 at any one time (determined without regard to any write-downs or write-offs of such loans), (C) any Foreign Subsidiary which is not a Credit Party may make intercompany loans to, or other investments in, any other Foreign Subsidiary, (D) the Borrower and any of its Subsidiaries may make intercompany loans to, or other investments in, Aearo UK, Aearo Canada and any of their respective Subsidiaries, provided that the aggregate principal amount of all such loans and intercompany investments made pursuant to this clause (D) shall not exceed $2,500,000 at any one time (determined without regard to any write-downs or write-offs of such loans) and (E) any Credit Party may make intercompany loans to, or other investments in, any Subsidiary of the Parent that is not a Credit Party; provided that such Subsidiary promptly makes an intercompany loan to or other investment in, or applies such proceeds toward the repayment of an intercompany loan made by, any Credit Party in a corresponding amount no later than the fifth Business Day from the time such Subsidiary receives such intercompany loan or investment; and provided further, that if any such intercompany loan is evidenced by a promissory note or other instrument, such promissory note or instrument (other than the Swedish
         Note) shall be an Intercompany Note;

                  (viii) so long as no Default under Section 10.01 or any Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries may make cash equity contributions to their Foreign Subsidiaries to the extent required to cause such Foreign Subsidiary to be in compliance with any local law capitalization requirements; provided that the aggregate amount for all such contributions shall not exceed $2,500,000;

                  (ix) the Parent and its Subsidiaries shall be permitted to make Capital Expenditures to the extent permitted under Section 9.07;

                  (x) the Parent and its Subsidiaries may enter into transactions permitted under Section 9.02 or 9.11(i) and may acquire and hold promissory notes issued by the purchasers of assets sold in accordance with Section 9.02(ii), Section 9.02(iii) or Section 9.02(xiv);

                  (xi) the Parent and its Subsidiaries may enter into guarantees to the extent permitted by Section 9.04;

                  (xii) the Borrower and any Subsidiary of the Borrower (A) may make Permitted Acquisitions in accordance with the definition thereof,
         Section 8.14 and the other provisions of this Agreement and (B) make intercompany loans the proceeds of which are used to pay all or any portion of the cash consideration for any Permitted Acquisition;

                  (xiii) the Parent and its Subsidiaries may hold investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (xiv) investments of any Person existing at the time such Person becomes a Subsidiary of the Borrower or at the time such Person merges or consolidates with the Borrower or any of its Subsidiaries, in either case, as the result of a Permitted Acquisition in compliance with the terms of this Agreement, provided that such investments were not made by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Borrower or such merger or consolidation;

                  (xv) the Borrower may advance funds to Holdings and, in turn, Holdings may make advances to the Parent so long as the proceeds thereof are promptly used by the Parent to make equity redemptions or repurchases of the type described in Section 9.03(iv) if such redemptions or repurchases take the form of redemptions or repurchases of equity interests in the Parent;

                  (xvi) the Borrower may make investments not otherwise permitted under this Section 9.05 in an amount not to exceed the then Available Retained ECF Amount;

                  (xvii) the Parent and Holdings may make capital contributions and/or loans to any Wholly-Owned Subsidiary in an amount equal to the amount of any indemnity proceeds received by the Parent or Holdings in respect of any A-O Environmental Loss or A-O Respirator Loss (as such terms are respectively defined in the Cabot Acquisition Agreement);

                  (xviii) the Borrower and its Subsidiaries may make additional advances, investments and loans after the Initial Borrowing Date to the extent not otherwise permitted under this Section 9.05 (including, without limitation, joint venture investments) so long as the Unrecovered Amount of such advances, investments and loans does not exceed $4,000,000 in the aggregate (plus the proceeds of any equity issuance, to the extent such proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(e), not applied to make a Permitted Acquisition and not applied to make Capital Expenditures pursuant to Section 9.07(b)); and

                  (xix) the Borrower may make a one-time intercompany loan to Holdings on the Initial Borrowing Date to enable Holdings to redeem or repurchase all or a portion of its outstanding capital stock in connection with the Acquisition; provided that (i) Holdings shall have utilized the full amount of the proceeds of such intercompany loan on such date to make such redemption or repurchase and (ii) immediately after giving effect to such redemption or repurchase, the Parent shall own all of the outstanding capital stock of Holdings (it being understood that this clause (xix) shall be an alternative to, but duplicative of, the Borrower's right to Dividend cash to Holdings on the Initial Borrowing Date for such purposes pursuant to Section 9.05(xii));

                  (xx) any Holdings and its Subsidiaries may make intercompany loans to any Person to whom Holdings or such Subsidiary may pay a Dividend to the extent provided in Section 9.05; provided that any intercompany loan made pursuant to this Section 9.04(xx) shall be counted against and reduce any basket or sub-limit on a dollar-for-dollar basis provided in the applicable clause of Section 9.05; and

                  (xxi) the Foreign Holdco Transaction shall be permitted.

                  9.06 Transactions with Affiliates. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Parent or any of its Subsidiaries, other than on terms and conditions substantially as favorable to the Parent, Holdings, the Borrower or such Subsidiary as would reasonably be obtained by the Parent, Holdings, the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

                  (i) Dividends may be paid to the extent provided in Section 9.03;

                  (ii) transactions permitted under Section 9.02 shall be permitted;

                  (iii) loans may be made and other transactions may be entered into by the Parent and its Subsidiaries to the extent permitted by
         Section 9.05;

                  (iv) the payment of management fees to the Sponsors by the Parent and Holdings pursuant to, and in accordance with the terms of, the Sponsor Management Agreement as in effect on the Initial Borrowing Date, so long as no Default or Event of Default is then in existence or would result therefrom; provided that if management fees cannot be paid as provided above as a result of the existence of a Default or Event of Default, such fees shall continue to accrue and may be paid at such time as all such Defaults and Event of Defaults have been cured or waived and no other Default or Event of Default will exist immediately after giving effect to the payment thereof;

                  (v) other transactions between or among the Parent, Holdings, the Borrower and the Subsidiary Guarantors not involving any other Affiliate (unless such transaction with such Affiliate is otherwise permitted elsewhere in this Section 9.06) and not otherwise prohibited under this Agreement shall be permitted;

                  (vi) customary fees may be paid to members of the Board of Directors of the Parent and its Subsidiaries for their services as directors not in excess of fees paid to directors who are not Affiliates;

                  (vii) any contribution to the capital of the Borrower by Holdings or any purchase of capital stock of the Borrower by Holdings;

                  (viii) any contribution to the capital of the Holdings by the Parent or any purchase of capital stock of Holdings by the Parent;

                  (ix) any issuances of capital stock to Affiliates, officers, directors or employees by the Borrower that are approved by a majority of the disinterested members of the board of directors of the applicable Person;

                  (x) the provision by Persons who may be deemed Affiliates of the Parent, Holdings or the Borrower or financial advisory, financing, underwriting, or placement services or any other investment banking, banking or similar services (including in connection with any amendment, modification or supplement of this Agreement), so long as such transactions are approved by a majority of the disinterested members of the board of directors of the applicable Person; and

                  (xi) the Transaction and the Foreign Holdco Transaction shall be permitted.

Notwithstanding anything to the contrary contained above in this Section 9.06, in no event shall the Parent or any of its Subsidiaries pay any management, consulting or similar fee to the Sponsors except as specifically provided in clause (iv) of this Section 9.06.

                  9.07 Maximum Capital Expenditures. (a) Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, make any Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed, in any fiscal year of the Parent, an amount equal to $15,000,000. From and after the consummation of any Permitted Acquisition, the amount of Capital Expenditures set forth above in this clause
(a) shall be increased by an amount equal to 20% of the Acquired EBITDA of the respective Acquired Entity or Business acquired in each such Permitted Acquisition for the most recently ended 12 month period for which financial statements are available for such Acquired Entity or Business (as certified in the respective officer's certificate delivered pursuant to clause (vii) of
Section 8.14), provided that the Capital Expenditure amount for the fiscal year in which such Permitted Acquisition is consummated shall only be increased by the amount set forth above in this sentence multiplied by a fraction the numerator of which is the number of days remaining in such fiscal year and the denominator of which is 365 or 366, as the case may be. To the extent that the amount of Capital Expenditures (other than those described in clause (b) below) made by the Borrower and its Subsidiaries during any year period set forth in the next preceding sentence is less than the amount applicable to the respective fiscal year set forth in such sentence (without giving effect to any increase in such amount as provided below in this clause (a)), the lesser of (x) such unused amount and (y) $7,500,000 (such lesser amount, the "Rollover Amount") may be carried forward and utilized by the Borrower and its Subsidiaries to make additional Capital Expenditures in the immediately succeeding fiscal year, provided that no amount once carried forward to the next fiscal year may be carried forward to a fiscal year thereafter, and provided further, that Capital Expenditures made during any fiscal year shall be first deemed made in respect of the Rollover Amount and then deemed made in respect of the scheduled amount permitted for such fiscal year.

                  (b) In addition to the Capital Expenditures permitted to be made pursuant to clause (a) of this Section 9.07, the Borrower and its Subsidiaries may make Capital Expenditures (i) with the proceeds of an equity issuance, to the extent such proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(e), not applied to make a Permitted Acquisition, not applied to pay a Dividend under Section 9.03(iv) and not applied to make a permitted investment pursuant to Section 9.05(xviii), (ii) with the proceeds of Asset Sales to the extent such proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(g), (iii) to the extent that any Permitted Acquisition in accordance with Section 8.14 constitutes a Capital Expenditure, (iv) with the proceeds of Recovery Events, (v) required pursuant to Section 8.06 and (vi) in an amount equal to the then Available Retained ECF Amount.

                  9.08 Leverage Ratio. Each of the Parent, Holdings and the Borrower will not permit the Leverage Ratio as of the last day of any Test Period ending on the last day of any fiscal quarter ending on a date set forth below to be more than the ratio set forth opposite such date below:

          Date                                              Ratio
          ----                                              -----
          June 30, 2004                                     5.75:1.00

          September 30, 2004                                5.75:1.00

          December 31, 2004                                 5.50:1.00

          March 31, 2005                                    5.50:1.00

          June 30, 2005                                     5.25:1.00

          September 30, 2005                                5.25:1.00

          December 31, 2005                                 5.00:1.00

          March 31, 2006                                    5.00:1.00

          Date                                              Ratio
          ----                                              -----
          June 30, 2006                                     4.75:1.00

          September 30, 2006                                4.75:1.00

          December 31, 2006                                 4.50:1.00

          March 31, 2007                                    4.50:1:00

          June 30, 2007                                     4.25:1.00

          September 30, 2007                                4.25:1.00

          December 31, 2007                                 4.00:1.00

          March 31, 2008 and the last day of each           4.00:1.00
          fiscal quarter thereafter

Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 9.08 shall be made on a Pro Forma Basis.

                  9.09 Interest Coverage Ratio. Each of the Parent, Holdings and the Borrower will not permit the Interest Coverage Ratio for any Test Period ending on the last day of any fiscal quarter ending on a date set forth below to be less than the ratio set forth opposite such date below:

          Date                                              Ratio
          ----                                              -----
          June 30, 2004                                     2.25:1.00

          September 30, 2004                                2.25:1.00

          December 31, 2004                                 2.25:1.00

          March 31, 2005                                    2.40:1.00

          June 30, 2005                                     2.40:1.00

          September 30, 2005                                2.40:1.00

          December 31, 2005                                 2.40:1.00

          March 31, 2006                                    2.50:1.00

          June 30, 2006                                     2.50:1.00

          September 30, 2006                                2.50:1.00

          Date                                              Ratio
          ----                                              -----
          December 31, 2006                                 2.50:1.00

          March 31, 2007                                    2.60:1:00

          June 30, 2007                                     2.60:1.00

          September 30, 2007                                2.70:1.00

          December 31, 2007                                 2.70:1.00

          March 31, 2008 and the last day of each           2.70:1.00
          fiscal quarter thereafter

Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 9.09 shall be made on a Pro Forma Basis.

                  9.10 Restrictions on Swedish Note. Each of the Parent, Holdings and the Borrower will not permit Cabot Intermediate to (i) forgive, or otherwise consent to any reduction in, any amounts owing under the Swedish Note (except as a result of a cash repayment with respect thereto), (ii) amend or modify, or permit the amendment or modification of, any provision of the Swedish Note, except for changes in currency of payments, interest rate, amortization and maturity which could not adversely effect the ability of the Borrower to perform their Obligations under this Agreement or (iii) sell, assign, encumber or otherwise transfer the Swedish Note to any Person.

                  9.11 Modifications of Certain Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Agreements; etc. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any change of control, asset sale or similar event of (1) after the issuance thereof, any Permitted Seller Notes, (2) after the issuance thereof, any of the Shareholder Subordinated Notes except as provided in Section 9.03(iv),
         (3) any of the Senior Subordinated Notes, or after the incurrence thereof, any Permitted Refinancing Subordinated Indebtedness or (4) any Qualified Earn-Out Obligation, provided that, in the case of clauses
         (1) through (4) above, so long as no Default or Event of Default then exists or would result therefrom the Borrower may repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes with (x) the proceeds of Permitted Refinancing Subordinated Indebtedness and (y) the cash proceeds received from the issuance of Qualified Capital Stock of the Parent in an aggregate amount not to exceed $5,000,000;

                  (ii) amend or modify, or permit the amendment or modification of, any Senior Subordinated Note Documents, but excluding any immaterial change not requiring the consent of the holders of the Senior Subordinated Notes;

                  (iii) amend or modify, or permit the amendment or modification of, in each case in any material respect any provision of any documentation entered into in connection with the Indebtedness referred to in clause (i) above (other than the Senior Subordinated Notes but including, without limitation, after the incurrence thereof, the Permitted Seller Notes, any Shareholder Subordinated Notes or any Permitted Refinancing Subordinated Indebtedness, as the case may be); or

                  (iv) amend, modify or change its applicable Organizational Documents, applicable Shareholders' Agreements or any other agreement entered into by it, with respect to its capital stock or other equity interests, or enter into any new Shareholders' Agreements or any other agreement with respect to its capital stock or other equity interests, other than any amendments, modifications or changes, or any such new agreements which are not adverse in any material respect to the interests of the Lenders.

                  9.12 Limitation on Certain Restrictions on Subsidiaries. Each of the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay any Indebtedness owed to the Borrower or any of its Subsidiaries, (b) make loans or advances to the Borrower or any of its Subsidiaries, or (c) transfer any of its properties or assets to the Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law,
(ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Parent or any of its Subsidiaries, (iv) customary provisions restricting assignment of any agreement entered into by the Borrower or any Subsidiary of the Borrower in the ordinary course of business, (v) customary provisions restricting the transfer of assets subject to Liens permitted under Section 9.01(iii), (vii), (viii) and (ix), (vi) any restrictions contained in contracts for the sale of assets permitted in accordance with Section 9.02 solely in respect of the assets to be sold pursuant to such contract, (vii) any restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (viii) any restrictions, after the issuance thereof, in the Senior Subordinated Note Documents or, after the issuance thereof, the Permitted Refinancing Subordinated Indebtedness, so long as the provisions thereof are no more restrictive than the provisions in the Senior Subordinated Note Documents, (ix) the provisions contained in the Existing Indebtedness (to the extent set forth on Schedule
VII), (x) customary provisions restricting assignment of licensing agreements, management agreements or franchise agreements, (xi) customary net worth provisions contained in real property leases, (xii) restrictions on the transfer of assets securing purchase money indebtedness or Capital Lease Obligations as permitted by this Agreement, (xiii) any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition and (xiv) restrictions with respect to Subsidiaries imposed pursuant to an agreement for the sale of the stock of assets of such Subsidiary as permitted by this Agreement.

                  9.13 Limitation on Issuance of Equity. (a) The Parent will not permit any of its Subsidiaries to issue any capital stock or other equity interests (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock or other equity interests, except (i) for transfers and replacements of then outstanding shares of capital stock or other equity interests, (ii) for stock splits, stock dividends and similar issuances which do not decrease the percentage ownership of the Parent or any of its Subsidiaries in any class of the capital stock or other equity interests of such Subsidiary, except that the Borrower's indirect ownership percentage in non-Wholly Owned Subsidiaries may decrease but not below a majority of the total economic and voting interest of such Subsidiaries, (iii) for issuances to the Borrower or any of its Wholly-Owned Subsidiaries in connection with the creation of new Wholly-Owned Subsidiaries permitted under
Section 9.15 or in connection with transactions permitted under Section 9.05,
(iv) for issuances by Subsidiaries which are joint ventures created or acquired in accordance with Section 9.05(xviii), (v) to qualify directors to the extent required by applicable law, (vi) for issuances to the Borrower or any of its Wholly-Owned Subsidiaries pursuant to transactions permitted pursuant to Section 9.02(v), (vi) or (vii), (vii) for issuances by Wholly-Owned Foreign Subsidiaries of the Borrower to third Persons to satisfy local law requirements or (viii) for issuances by non-Wholly-Owned Subsidiaries of the Borrower created in accordance with Section 9.15, so long as the Borrower's direct or indirect ownership percentage in such non-Wholly-Owned Subsidiary does not fall below a majority of the total economic and voting interest of such non-Wholly-Owned Subsidiary.

                  (b) The Parent will not, and will not permit any of its Subsidiaries to, issue after the Effective Date (i) any class of preferred equity (provided that (A) the Parent may issue (x) preferred equity that is Qualified Capital Stock and (y) Permitted Earn-Out Preferred Equity), and (B) Subsidiaries of Holdings may issue preferred equity to the Borrower or any Wholly-Owned Subsidiary of the Borrower (or otherwise, to the extent such Subsidiary is a joint venture created or acquired in accordance with Section 9.05(xviii)).

                  (c) Notwithstanding the foregoing, the Borrower may issue common stock and preferred stock to Holdings.

                  9.14 Business. (a) The Parent will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than any of the lines of business conducted by the Parent and its Subsidiaries on the Effective Date and any business similar, ancillary or related thereto or which constitutes a reasonable extension or expansion thereof, including in connection with the Parent's existing and future technology, trademarks and patents.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the Parent will not engage in any business activities and will not have any significant assets or liabilities other than its ownership of the equity interests of Holdings and activities related or incidental thereto, the making of other investments permitted by Section 9.05, liabilities imposed by law (including tax liabilities), activities in connection with the Transaction and the transactions contemplated hereby, contracts, guaranties and other liabilities entered into or assumed in the ordinary course of business for the benefit of its Subsidiaries, its obligations with respect to this Agreement, its capital stock and the other Documents to which it is a party and the Shareholder Subordinated Notes, the Permitted Seller Notes and activities entered into in connection therewith (it being understood and agreed that the Parent may issue preferred stock that is Qualified Capital Stock, Permitted Earn-Out Debt and Permitted Earn-Out Preferred Equity in accordance with the terms of this Agreement).

                  (c) Notwithstanding anything to the contrary contained in this Agreement, Holdings will not engage in any business activities and will not have any significant assets or liabilities other than its ownership of the equity interests of the Borrower and activities related or incidental thereto, the making of other investments permitted by Section 9.05, liabilities imposed by law (including tax liabilities), activities in connection with the Transaction and the transactions contemplated hereby, contracts, guaranties and other liabilities entered into or assumed in the ordinary course of business for the benefit of its Subsidiaries, its obligations with respect to this Agreement, its capital stock and the other Documents to which it is a party and activities entered into in connection therewith.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, Cabot Intermediate will not engage in any business activities other than its ownership and licensing of patents, trademarks and other intangibles and will not have any significant assets or liabilities other than its ownership of (x) such patents, trademarks and other intangibles, (y) the capital stock of its Subsidiaries and (z) the Swedish Note, and liabilities imposed by law and its obligations with to this Agreement and the other Credit Documents to which it is a party.

                  9.15 Limitation on the Creation of Subsidiaries. Notwithstanding anything to the contrary contained in this Agreement, the Parent, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, establish, create or acquire any Subsidiary; provided that the Borrower and its Subsidiaries shall be permitted to establish, create or acquire Wholly-Owned Subsidiaries (or, to the extent pursuant to an investment made under Section 9.05(xviii), non-Wholly-Owned Subsidiaries), so long as, subject to the terms and conditions of Section 8.12 hereof, the capital stock of such new Subsidiary to the extent owned by the Borrower or any other Domestic Subsidiary (up to 65% of the capital stock of any such new Foreign Subsidiary) is promptly pledged pursuant to, and to the extent required by, the respective Pledge Agreement and the certificates representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent. In addition, at the reasonable request of the Administrative Agent, each new Wholly-Owned Subsidiary shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5.04(a) as such new Wholly-Owned Subsidiary would have had to deliver if such new Wholly-Owned Subsidiary were a Credit Party on the Effective Date. For the avoidance of doubt, it is understood that a Subsidiary which is not a Material Wholly-Owned Subsidiary upon its establishment, creation or acquisition shall be required to comply with this Section 9.15 promptly upon such Subsidiary first becoming a Material Wholly-Owned Subsidiary.

                  9.16 Changes to Legal Names, Organizational Identification Numbers, Jurisdiction or Type or Organization. The Parent, Holdings and the Borrower shall not and shall not permit any other Credit Party to change, or permit any change to, its legal name until (i) such Credit Party shall have given to the Collateral Agent not less than 30 days prior written notice of its intention so to do, clearly describing such new name and providing other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, such Credit Party shall have taken all action reasonably requested by the Collateral

Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted pursuant to the applicable Security Documents at all times fully perfected and in full force and effect. In addition, to the extent that any Credit Party does not have an organizational identification number on the Initial Borrowing Date and later obtains one, or if there is any change in the organizational identification number of any Credit Party, the Borrower or such other Credit Party shall promptly notify the Collateral Agent of such new or changed organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests of the Collateral Agent in the Collateral intended to be granted pursuant to the applicable Security Documents fully perfected (with the priorities set forth therein) and in full force and effect. Furthermore, the Parent, Holdings and the Borrower shall not and shall not permit any other Credit Party to change its jurisdiction of organization or its type of organization until (i) it shall have given to the Collateral Agent not less than 30 days prior written notice of its intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request (although no change pursuant to this Section 9.16 shall be permitted to the extent that it involves a "Registered Organization" (as defined in the U.S. Pledge Agreement) ceasing to constitute same) and (ii) with respect to such new jurisdiction and/or type of organization, it shall have taken all actions reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected (with priorities set forth therein) and in full force and effect.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  10.01 Payments. (a) The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for five or more days, in the payment when due of any Unpaid Drawings (after notice is given to the Borrower pursuant to the last sentence of Section 2.04(a)) or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document or
(b) any Guarantor shall default in the payment of any amount, in respect of any payment of the type described in clause (a)(ii) above pursuant to its Guaranty, and such default shall continue unremedied for five or more days; or

                  10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect (other than to the extent qualified by materiality in which case such representations and warranties shall be required to be true and correct in all respects to the extent so qualified) on and as of the date as of which made or deemed made; or

                  10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(g)(i), Section 8.11, Section 8.14 or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement (other than as provided in Section 10.01) and such default shall continue unremedied for a period of 30 days after written notice to the defaulting party by the Administrative Agent or the Required Lenders; or

                  10.04 Default Under Other Agreements. (i) The Parent or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required or grace period has elapsed), any such Indebtedness to become due prior to its stated maturity, or (ii) any such Indebtedness of the Parent or any of its Subsidiaries (other than the Existing Senior Notes) shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled prepayment or required prepayment (other than pursuant to a "due-on-sale" clause in a mortgage or similar security agreement) (unless such required prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this
Section 10.04 unless the aggregate outstanding principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least $5,000,000; or

                  10.05 Bankruptcy, etc. The Parent or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Parent or any of its Subsidiaries and the petition is not controverted within 15 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Parent or any of its Subsidiaries; or the Parent or any of its Subsidiaries commences (or is required by law to commence) any other proceeding, or is deemed insolvent, under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Parent or any of its Subsidiaries; or there is commenced against the Parent or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Parent or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Parent or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Parent or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Parent or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. An ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Parent, the Borrower and any of their Subsidiaries in an aggregate amount that could have a Material Adverse Effect; or

                  10.07 Security Documents. Except (x) in each case to the extent resulting from the negligent or willful failure of the Collateral Agent to retain possession of the applicable Pledged Securities and (y) in respect of an immaterial portion of the Collateral, at any time after the execution and delivery thereof, any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (other than Permitted Liens), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to (i) any of the Security Documents and such default shall constitute an Event of Default under Section 10.01, 10.02 or 10.03, (ii) Sections 2.4, 2.5, 2.6, 3.6,
4.7 and 5.7 of the Security Agreement or Section 5 of the U.S. Pledge Agreement and in each case such default shall continue unremedied for a period of 30 days or (iii) any other term, covenant or agreement on its part to be performed or observed pursuant to any Security Document and such default shall continue unremedied for a period of 30 days (or such longer period as is acceptable in the sole discretion of the Collateral Agent or Administrative Agent, as applicable) after written notice to the Borrower by the Administrative Agent or the Required Lenders (or such longer grace period as is specifically provided in any Mortgage); or

                  10.08 Guaranties. (a) Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or (b) except as otherwise provided in Section 10.01(b), any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such Guaranty; provided that, with respect to defaults under Section 13 of the Guaranty which relate to covenants in Section 8 of this Agreement for which a grace period is applicable under
Section 10.03(ii), such Guarantors shall have the benefit of the grace period set forth in Section 10.03(ii); or

                  10.09 Judgments. One or more judgments or decrees shall be entered against the Parent or any of its Subsidiaries involving in the aggregate for the Parent and its Subsidiaries a liability of $5,000,000 or more (to the extent not paid or fully covered by a reputable and solvent insurance company) and such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  10.10 Change of Control. A Change of Control shall occur;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii), below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Fee shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Borrower to pay (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower then outstanding; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; and (vi) apply any cash collateral held pursuant to this Agreement to pay Obligations.

                  SECTION 11. Definitions and Accounting Terms.

                  11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquired Entity or Business" shall have the meaning provided in the definition of "Permitted Acquisition."

                  "Acquisition" shall mean the acquisition of 100% of the outstanding capital stock of Holdings by Acquisition Corp., and the subsequent merger of Acquisition Corp. with and into Holdings, with Holdings as the surviving entity.

                  "Acquired EBITDA" of any Acquired Entity or Business acquired pursuant to a Permitted Acquisition shall mean the consolidated "EBITDA" of such Acquired Entity or Business calculated on a basis consistent with the calculation of Consolidated EBITDA under this Agreement and reasonably approved by the Administrative Agent.

                  "Acquisition Agreement" shall mean that certain Agreement and Plan of Merger, dated as of March 10, 2004, among Holdings, Acquisition Corp. and AC Safety Holding Corp., a Delaware corporation.

                  "Acquisition Corp." shall mean AC Safety Acquisition Corp., a Delaware corporation.

                  "Acquisition Documents" shall mean the Acquisition Agreement and each document and agreement delivered in connection therewith.

                  "Additional Mortgage" shall have the meaning provided in
Section 8.11(a).

                  "Additional Mortgaged Property" shall have the meaning provided in Section 8.11(a).

                  "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense and net non-cash losses which were included in arriving at Consolidated Net Income for such period) for such period less (i) the sum of the amount of all net non-cash gains (exclusive of items reflected in Adjusted Consolidated Working Capital) included in arriving at Consolidated Net Income for such period and (ii) gains or losses for such period from sales of assets other than sales in the ordinary course of business.

                  "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

                  "Administrative Agent" shall mean DBAG (and/or any Lending Affiliate of DBAG performing obligations or functions on its behalf and reasonably acceptable to the Borrower), in its capacity as Administrative Agent for the Lenders hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 12.09.

                  "Aearo Canada" shall mean Aearo Canada Limited, an Ontario corporation.

                  "Aearo UK" shall mean Aearo Limited, a limited liability company formed under the laws of England.

                  "Affected Euro Rate Loans" shall have the meaning provided in
Section 4.02(k).

                  "Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person) controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 10% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agents" shall mean collectively, the Administrative Agent, the Syndication Agent, the Co-Documentation Agent, Deutsche Bank Securities Inc., as sole lead arranger and joint book running manager, Bear, Stearns & Co. Inc., as joint book running manager, and the Collateral Agent.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed, refinanced or replaced from time to time.

                  "Applicable Currency" shall mean (i) in the case of Initial Term Loans, Incremental Term Loans and Revolving Loans, Dollars and (ii) in the case of Euro Term Loans, Euros.

                  "Applicable Commitment Fee Percentage" shall mean, for purposes of calculating the applicable Commitment Fee on the daily Unutilized Revolving Loan Commitment of any Lender, the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Determination Date:

Pricing Level
Level           Leverage Ratio             Applicable Commitment Fee Percentage
--------------------------------------------------------------------------------
  I             Greater than or equal to   0.50%
                3.50:1.0

 II             Less than 3.50:1.0         0.375%


                  The Applicable Commitment Fee Percentage shall be determined and adjusted quarterly on the date (each a "Determination Date") two Business Days after the date by which the Parent provides the officer's certificate in accordance with the provisions of Section 8.01(e) for the most recently ended fiscal quarter of the Parent; provided, however, that (i) the Applicable Commitment Fee Percentage shall be set at Pricing Level I (as shown above) until the Determination Date for the fiscal quarter of the Parent ending on June 30, 2004, on and after which Determination Date such Applicable Commitment Fee Percentage shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Parent preceding the applicable Determination Date, and (ii) if the Parent fails to provide the officer's certificate to the Administrative Agent as required by Section 8.01(e) for the last day of the most recently ended fiscal quarter of the Parent preceding the Determination Date, the Applicable Commitment Fee Percentage from such Determination Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon such Applicable Commitment Fee Percentage shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Parent preceding such Determination Date. Each Applicable Commitment Fee Percentage shall be effective from one Determination Date until the next Determination Date.

                  "Applicable Margin" shall mean

                  (a) For purposes of calculating the applicable interest rate for any day for any Revolving Loan, any Initial Term Loan or any Euro Term Loan, the appropriate applicable percentage corresponding to the Leverage Ratio in effect as of the most recent Determination Date:


                                                                         Applicable Margin
                                                         ------------------------------------------------------------
                                                                                       For Initial Term Loans
                                                         For Revolving Loans             and Euro Term Loans
                                                         --------------------     -----------------------------------
                                                                                                 Base Rate
                                                                                                 Loans (only
                                                         Euro         Base         Euro          applicable in
Pricing                                                  Rate         Rate         Rate          respect of
Level              Leverage Ratio                        Loans        Loans        Loans         Dollar Loans)
---------          ----------------------------------    ----------   --------     ---------     -------------------
I                  Greater than or equal to              2.75%        1.75%        2.75%         1.75%
                   4.50:1.00
---------          ----------------------------------    ----------   --------     ---------     -------------------
II                 Greater than or equal to              2.50%        1.50%        2.50%         1.50%
                   4.00:1.0 but less than 4.50:1.0
---------          ----------------------------------    ----------   --------     ---------     -------------------
III                Greater than or equal to              2.25%        1.25%        2.50%         1.50%
                   3.50:1.0  but less than 4.00:1.0
---------          ----------------------------------    ----------   --------     ---------     -------------------
IV                 Less than 3.50:1.0                    2.00%        1.00%        2.50%         1.50%
---------          ----------------------------------    ----------   --------     ---------     -------------------


                  The Applicable Margin shall be determined and adjusted quarterly on each Determination Date; provided, however, that (i) the Applicable Margin for Revolving Loans, Initial Term Loans and Euro Term Loans shall be set at Pricing Level I (as shown above) until the Determination Date for the fiscal quarter of the Parent ending on June 30, 2004, on and after which time the Applicable Margin for Revolving Loans, Initial Term Loans and Euro Term Loans shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Parent preceding the applicable Determination Date, and (ii) if the Parent fails to provide the officer's certificate to the Administrative Agent as required by Section 8.01(e) for the last day of the most recently ended fiscal quarter of the Parent preceding the Determination Date, the Applicable Margin from such Determination Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Applicable Margin shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Parent preceding such Determination Date. Each Applicable Margin shall be effective from one Determination Date until the next Determination Date.

                  (b) For purposes of calculating the applicable interest rate for each New Tranche of Incremental Term Loans, the Applicable Margins shall be that percentage set forth in, the relevant Incremental Commitment Agreement (or, in the case of any New Tranche of Incremental Term Loans extended pursuant to more than one Incremental Commitment Agreement, as may be provided in the first Incremental Commitment Agreement executed and delivered with respect to such New Tranche).

                  "Approved Lender" shall have the meaning provided in the definition of "Cash Equivalents."

                  "Asset Sale" shall mean any sale, transfer or other disposition by the Parent or any of its Subsidiaries to any Person other than any of its Wholly-Owned Subsidiaries of any asset (including, without limitation, any capital stock or other equity interests or securities of another Person (other than in respect of the Parent)), of the Parent or any of its Subsidiaries other than (A) any sale, transfer or disposition permitted by clauses (i), (ii), (iv), (v), (vi), (vii), (viii), (ix), (x), (xi), (xii) and
(xiii) of Section 9.02 (B) dispositions or transfers arising out of, or in connection with, the events described in clauses (i) and (ii) of the definition of Recovery Event and (C) any other sales and dispositions that generate Net Cash Proceeds of less than $1,000,000 in the aggregate in any fiscal year of the Parent.

                  "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

                  "Authorized Officer" of any Credit Party shall mean any of the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer, the Controller, any Managing Director, any Assistant Treasurer, any Vice President, the Secretary or the General Counsel of such Person or any other officer of such Person which is designated in writing to the Administrative Agent and the Issuing Lender by any of the foregoing officers of such Person as being authorized to give such notices under this Agreement.

                  "Available Equity Issuance Amount" shall mean, at the time of determination thereof, an amount equal to (x) the Net Cash Proceeds received from the issuance of equity by the Parent or Holdings on or prior to such date and not required to be used to repay Loans pursuant to Section 4.02(j) as a result of clause (i) of the parenthetical of Section 4.02(e), minus (y) any amount previously used to make Permitted Acquisitions in accordance with Section 8.14.

                  "Available Retained ECF Amount" shall mean (i) an amount which is initially equal to zero, plus (ii) an amount of Excess Cash Flow permitted to be retained by the Borrower in any Excess Cash Payment Period commencing with the Borrower's 2005 fiscal year after giving effect to the calculation of Excess Cash Flow for the previous Excess Cash Payment Period and the payment of Loans required pursuant to Section 4.02(g) during such Excess Cash Payment Period, minus (iii) the amount of Excess Cash Flow for any Excess Cash Payment Period in which Excess Cash Flow was a negative number, minus (iv) any amount of the Excess Cash Flow retained by the Borrower as described by clause (ii) above and used to make Capital Expenditures as permitted by Section 9.07(b)(vi) minus (iv) any amount designated as Available Retained ECF Amount and utilized to effectuate a Permitted Acquisition pursuant to Section 8.14(vi) minus (v) any amount designated as Available Retained ECF Amount and utilized to make Investments pursuant to Section 9.05(xvi). Notwithstanding anything to the contrary contained above, the Available Retained ECF Amount shall be zero until the occurrence of the first Excess Cash Payment Date.

                  "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                  "Base Rate" at any time shall mean the higher of (i) the rate which is 1/2 of 1% in excess of the overnight Federal Funds Rate and (ii) the Prime Lending Rate.

                  "Base Rate Loan" shall mean each Dollar Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean a borrowing of Loans of a single Tranche and a single Type by the Borrower from all the Lenders having Commitments in respect of or outstanding Loans under the respective Tranche on a given date (or resulting from a conversion or conversions on such date) and, in the case of Euro Rate Loans, having the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro Rate Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank eurocurrency market and is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in the city where the applicable Payment Office of the Administrative Agent is located in respect of such Euro Rate Loan.

                  "Cabot Acquisition Agreement" shall mean that certain Asset Transfer Agreement, dated as of June 13, 1995, among Cabot Safety Corporation, Cabot Canada Ltd., Cabot Safety Limited, Cabot Corporation, Cabot Safety Holdings Corporation and Cabot Safety Acquisition Corporation.

                  "Cabot Intermediate" shall mean Cabot Safety Intermediate Corporation, a Delaware corporation and a Wholly-Owned Subsidiary of the Borrower.

                  "Calculation Period" shall have the meaning provided in
Section 8.14.

                  "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which would be required to be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

                  "Capitalized Lease Obligations" shall mean, with respect to any Person, all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of
(x) any Lender and (y) any bank which has, or whose parent company has, a short-term commercial paper rating from S&P of at least A-1 or the equivalent thereof or from Moody's of at least P-1 or the equivalent thereof (any such bank or Lender, an "Approved Lender"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Lender or by the parent company of any Approved Lender and commercial paper issued by, or guaranteed by, any company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within six months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

                  "Cash Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment (but not as interest) pursuant to a note receivable issued in connection with such Asset Sale, but only as and when so received) received by the Parent or any of its Subsidiaries from such Asset Sale.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq., and any successor thereto.

                  "Change in Law" shall have the meaning provided in Section
1.10.

                  "Change of Control" shall mean (i) Holdings shall cease to own (directly or indirectly) 100% of the outstanding equity interests of the Borrower, (ii) the Parent shall cease to own (directly or indirectly) 100% of the outstanding equity interests of Holdings, (iii) prior to a Parent IPO, the Permitted Holders shall collectively cease to own (directly or indirectly) a majority of the voting capital stock or other voting equity interests of the Parent on a fully diluted basis, (iv) following a Parent IPO, (A) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange
Act), excluding Permitted Holders, is or shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of a percentage (the "Third Party Stock Percentage") greater than 30% on a fully diluted basis (assuming for such purpose that each Permitted Holder has exercised all warrants and options it has for any such voting capital stock or other equity interests) of the voting and economic equity interests of the Parent and (B) the percentage of the voting and economic equity interests of the Parent owned (directly or indirectly) by the Permitted Holders (determined on a fully diluted basis) is less than such Third Party Stock Percentage, (v) the Board of Directors of the Parent shall cease to consist of a majority of Continuing Directors or (vi) any "Change of Control" (or any other defined term having a similar purpose) shall occur under the Senior Subordinated Note Indenture or, after the issuance thereof, any document evidencing or relating to the Permitted Refinancing Subordinated Indebtedness.

                  "Claims" shall have the meaning provided in the definition of "Environmental Claims."

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect on the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

                  "Co-Documentation Agents" shall have the meaning provided in the first paragraph of this Agreement.

                  "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties, all Additional Mortgage Properties and all cash and Cash Equivalents delivered as collateral pursuant to Sections 4.02 or 10 hereof.

                  "Collateral Agent" shall mean the Administrative Agent acting as Collateral Agent for the Secured Creditors pursuant to the Security Documents.

                  "Commitment" shall mean any of the commitments of any Lender, i.e., whether such Lender's Initial Term Loan Commitment, Incremental Term Loan Commitment(s), Euro Term Loan Commitment or the Revolving Loan Commitment, as the case may be.

                  "Commitment Fee" shall have the meaning provided in Section 3.01(a).

                  "Consolidated Capital Expenditures" shall mean, for any period, the aggregate amount of Capital Expenditures made by the Parent and its Subsidiaries during such period.

                  "Consolidated Cash Interest Expense" shall mean, for any Test Period, Consolidated Interest Expense (net of cash interest income) for such Test Period but only to the extent such Consolidated Interest Expense is payable in cash during such Test Period.

                  "Consolidated Current Assets" shall mean, at any time, the consolidated current assets (excluding any current deferred tax assets) of the Parent and its Subsidiaries at such time plus the long term insurance deposits of the Parent and its Subsidiaries at such time, in each case determined on a consolidated basis.

                  "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Parent and its Subsidiaries at such time, but excluding (i) any such liabilities which constitute Indebtedness, (ii) any current deferred tax liabilities, short-term Indebtedness payable, taxes payable and interest payable and (iii) restructuring costs or reserves and litigation costs or reserves.

                  "Consolidated Debt" shall mean, at any time, an amount equal to (i) the average outstanding principal amount of Revolving Loans, calculated on the basis of the outstanding principal amount of such Revolving Loans on the last Business Day of each month during the period (the "Revolver Calculation Period") of 12 months then most recently ended (or, if shorter, the number of months beginning with April 30, 2004 and ending with the then most recently ended month), provided that if during such Revolver Calculation Period the Borrower consummated a Permitted Acquisition financed in whole or in part with Revolving Loans, then for purposes of this clause (i) there shall be added to each month occurring in such Revolver Calculation Period prior to the consummation of such Permitted Acquisition an amount equal to the principal amount of Revolving Loans incurred to finance such Permitted Acquisition, plus
(ii) the aggregate principal amount of all other Indebtedness of the Parent and its Subsidiaries (including, without limitation, Loans hereunder other than Revolving Loans, but excluding (x) Trade Letters of Credit unless any Drawing has occurred thereunder which is not reimbursed in full within 10 days thereof and (y) Indebtedness of the type described in clauses (vi) and (vii) of the definition thereof) at such time minus (iii) cash and Cash Equivalents held by the Parent and its Subsidiaries.

                  "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income for such period, before Consolidated Interest Expense for such period, the aggregate amount of letter of credit fees for such period and provision for taxes and without giving effect to any extraordinary gains or losses for such period or gains or losses from sales of assets other than in the ordinary course of business.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the following amounts (without duplication), in each case to the extent deducted in arriving at Consolidated EBIT for such period: (i) all amortization of intangibles and depreciation, (ii) all non-cash extraordinary and non-cash non-recurring losses or charges, (iii) all non-cash expenses incurred in the ordinary course of business, (iv) non-cash expenses resulting from the grant of stock and stock options and other compensation to management personnel of the Borrower or its Subsidiaries pursuant to a written plan or agreement or the treatment of such options under variable plan accounting, (v) increase in cost of sales resulting from the step-up in inventory valuation and any other non-recurring changes incurred as a result of purchase accounting for Permitted Acquisitions, (vi) non-cash amortization of financing costs by the Parent and its Subsidiaries for such period, (vii) any fees, expenses or charges related to any equity offering, permitted investment, acquisition, disposal or recapitalization or Indebtedness permitted by this Agreement (whether or not successful) and fees, expenses or charges related to the Transaction (including payments under any management phantom equity plan terminated in connection therewith and any expenses associated with the exercise of options and fees paid to the Sponsor and/or its Affiliates in connection with the Acquisition), (viii) the amount of any minority interest expense deducted in calculating Consolidated Net Income, (ix) cumulative effect of a change in accounting principle, and (x) solely for the periods ending on or prior to September 30, 2004, lease renegotiation savings related to the Southbridge, Massachusetts facility; it being expressly understood and agreed, however, that, notwithstanding anything to the contrary set forth in this definition or in the definitions of Consolidated Net Income or Consolidated EBIT, (x) if any restructuring charges are taken or incurred by the Parent and its Subsidiaries after the Effective Date, such charges shall reduce Consolidated EBITDA; provided that such reductions to Consolidated EBITDA shall be made at the times, and to the extent, that cash amounts are paid in respect thereof (whether such cash amounts reduce reserves previously established, reduce Consolidated Net Income or otherwise), and (y) Consolidated EBITDA shall be calculated without giving effect to any unrealized gains or losses from fluctuations in currency values in respect of Indebtedness incurred in a currency other than dollars.

                  "Consolidated Interest Expense" shall mean, for any period, the total consolidated interest expense of the Parent and its Subsidiaries for such period (calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Parent and its Subsidiaries representing the interest factor for such period, but without including therein any costs or expenses related to Interest Rate Protection Agreements or Other Hedging Agreements.

                  "Consolidated Net Income" shall mean, for any period, net after tax income of the Parent and its Subsidiaries for such period; provided, however, that there shall be excluded from Consolidated Net Income (i) other than when calculated on a Pro Forma Basis, the income (or loss) of any Person accrued prior to the date it becomes a consolidated Subsidiary of the Parent or is merged into or consolidated with the Parent or any of its consolidated Subsidiaries or such Person's assets are acquired by the Parent or any of its consolidated Subsidiaries, except to the extent of the amount of cash dividends or distributions actually paid to the Parent or any of its consolidated Subsidiaries by such Person during such period and (ii) the income of any consolidated Subsidiary of the Parent to the extent the declaration or payment of dividends or similar distributions by that Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement or instrument (other than this Agreement or any other Credit Document), judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

                  "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or customary contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Continuing Directors" shall mean the members of the Board of Directors of the Parent on the Initial Borrowing Date and each other member, if such member's nomination for election to the Board of Directors of the Parent is recommended by a majority of the then Continuing Directors or if such member has been designated by a Permitted Holder.

                  "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document and each Guaranty.

                  "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                  "Credit Party" shall mean the Parent, Holdings, the Borrower and each Subsidiary Guarantor.

                  "CTB Subsidiary" shall mean each Subsidiary of the Parent that is incorporated or organized outside the United States or any State or territory thereof but which is, or has elected to be, treated as a partnership or disregarded entity pursuant to the provisions of Treasury Regulations Section 301.7701.3; provided, however, that the term CTB Subsidiary shall not include any Subsidiary that is directly or indirectly owned by any Foreign Subsidiary of the Borrower.

                  "CTB Subsidiary Guaranty" shall have the meaning provided in
Section 8.12(b).

                  "DBAG" shall mean Deutsche Bank AG, New York Branch, in its individual capacity, and any successor thereto by merger.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                  "Determination Date" shall have the meaning provided in the definition of Applicable Commitment Percentage.

                   "Dividends" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders, members or other equity owners or authorized or made any other distribution, payment or delivery of property or cash (other than equity interests in such person or rights therefor) to its stockholders, members or other equity owners as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration (other than equity interests in such person or rights therefor) any shares of any class of its capital stock or other equity securities outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other equity securities of such Person outstanding on or after the Effective Date (or any options or warrants issued by such Person with respect to its capital stock or other equity securities). "Dividends" with respect to any Person (x) shall include payments of principal and interest in respect of the Shareholder Subordinated Notes and (y) shall not include payments made or required to be made by such Person with respect to any management or employee stock or equity appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

                  "Documents" shall mean and include the Credit Documents, the Acquisition Documents and the Senior Subordinated Notes Documents.

                  "Dollar Equivalent" shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of Euros involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

                  "Dollar Loan" shall mean each Initial Term Loan, each Incremental Term Loan and each Revolving Loan.

                  "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                  "Domestic Subsidiary" shall mean each Subsidiary of the Parent that is incorporated or organized in the United States or any State or territory thereof.

                  "Drawing" shall have the meaning provided in Section 2.04(b).

                  "Effective Date" shall have the meaning provided in Section 14.10.

                  "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act).

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings arising under any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and
(b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the indoor or outdoor environment.

                  "Environmental Law" shall mean any applicable Federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, legally binding guideline or written policy and rule of common law now or hereafter in effect and in each case as amended, and any legally binding judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to the indoor or outdoor environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 1801 et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "Equity Financing" shall have the meaning provided in Section 5.06.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect on the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which together with the Parent, Holdings or the Borrower would be treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" shall mean (a) any "reportable event", as defined in section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section
4043); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Parent, Holdings, the Borrower or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Parent, Holdings, the Borrower or their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Parent, Holdings, the Borrower or any of their ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Parent, Holdings, the Borrower or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan, from the Parent, Holdings, the Borrower or any of their ERISA Affiliates of any notice, concerning the imposition of "withdrawal liability" (within the meaning of Section 4201 of ERISA) or a determination that a Multiemployer Plan is or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "EURIBOR" shall mean, for each Interest Period applicable to any Euro Term Loan, (i) the per annum rate for deposits in Euros as determined by the Administrative Agent for a period corresponding to the duration of the relevant Interest Period which appears on Reuters Page EURIBOR-01 at approximately 10:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period or (ii) if such rate is not shown on Reuters Page EURIBOR-01, the average offered quotation to prime banks in the Euro-zone interbank market by the Banks for Euro deposits of amounts comparable to the principal amount of the Euro Term Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Euro Term Loan (rounded upward to the next whole multiple of 1/16 of 1%), determined as of 10:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period. The reference to Reuters Page EURIBOR-01 in this definition shall be construed to be a reference to the relevant page or any other page that may replace such page on the Reuters service; provided, in the event the Administrative Agent has made any determination pursuant to Section 1.10(a)(i) in respect of Euro Rate Loans denominated in Euros, or in the circumstances described in clause (i) to the proviso to Section 1.10(b) in respect of Euro Term Loans, the EURIBOR determined pursuant to this definition shall instead be the rate determined by the Administrative Agent as the all-in-cost of funds for the Administrative Agent to fund a Euro Term Loan with maturities comparable to the Interest Period applicable thereto.

                  "Euro" shall mean the single currency of the participating member states as described in any EMU Legislation.

                  "Euro Equivalent" shall mean, at any time for the computation thereof, the amount of Euros which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefor as quoted by the Administrative Agent at 11:00 A.M. (London time) on the date three Business Days prior to the date of any determination thereof for the purchase on such date.

                  "Euro Rate" shall mean (i) with respect to Dollar Loans, the Eurodollar Rate and (ii) with respect to Euro Term Loans, EURIBOR.

                  "Euro Rate Loan" shall mean each Eurodollar Loan and each Euro Term Loan.

                  "Euro Term Loan" shall have the meaning provided in Section 1.01(b).

                  "Euro Term Loan Commitment" shall mean with respect to each Lender, the amount set forth opposite such Lender's name on Schedule I directly below the column entitled "Euro Term Loan Commitment" as the same may be reduced or terminated pursuant to Section 3.03 and/or 10.

                  "Euro Term Loan Maturity Date" shall mean April 7, 2011.

                  "Euro Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(c).

                  "Euro Term Note" shall have the meaning provided in Section 1.05(a)(ii).

                  "Eurodollar Rate" shall mean, for any Interest Period, in respect of any Dollar Loan, (i) the arithmetic average (rounded upwards to the nearest 1/16 of 1%) of the offered quotation to first class banks in the interbank Eurodollar market by DBAG for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the applicable Eurodollar Loan for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply, as of approximately 10:00 A.M. (New York time) on the Interest Determination Date divided by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D). The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive and binding on the Borrower absent demonstrable error.

                  "Eurodollar Loan" shall mean each Loan designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Excess Cash Flow" shall mean, for any period, the difference between (a) the sum of (i) Adjusted Consolidated Net Income for such period and
(ii) the absolute value of the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, except to the extent resulting from expenses accrued on Holdings' or the Borrower's balance sheet in connection with the Transaction or a Permitted Acquisition including purchase accounting reserves and (b) the sum (or difference, as the case may be) of (i) an amount equal to (1) the amount of Consolidated Capital Expenditures (but excluding Consolidated Capital Expenditures financed with equity or Indebtedness (other than the Revolving Loans)) made during such period pursuant to and in accordance with Section 9.07(a) plus or, if negative, minus (2) the Rollover Amount for such period to be carried forward to the next period less the Rollover Amount (if any) for the preceding period carried forward to the current period, (ii) without duplication of amounts deducted under preceding clause (b)(i), the amounts expended by the Parent and its Subsidiaries in respect of Permitted Acquisitions (but excluding Permitted Acquisitions financed with equity or Indebtedness other than the Revolving Loans), (iii) the aggregate amount of permanent principal payments of Indebtedness of the Parent and its Subsidiaries (but excluding repayments of (A) all Indebtedness made with the proceeds of equity or with other Indebtedness (other than the Revolving Loans) and (B) all Loans, provided that repayments of such Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b), or (y) made as a voluntary prepayment pursuant to Section 4.01(a) with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment) during such period (other than repayments of Loans to the extent reducing the Borrower's payment obligations pursuant to the proviso of Section 4.02(h) in respect of the Excess Cash Payment Date occurring in such period (i.e., the Excess Cash Payment Date relating to the immediately preceding Excess Cash Payment Period), (iv) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, (v) an amount of cash spent during such period with respect to expenses accrued on the Parent's, Holdings' or the Borrower's balance sheet in connection with the Transaction or a Permitted Acquisition including purchase accounting reserves (in accordance with generally accepted accounting principles), (vi) the aggregate amount of Dividends paid during such period to the extent paid in accordance with Section 9.03(iv), (vi) and (vii) (to the extent used to make loans to Persons other than the Parent and its Subsidiaries), (in each case without duplication and excluding (A) any such Dividends paid with the proceeds of an equity issuance and (B) any such Dividends paid during such period to the extent deducted in determining Adjusted Consolidated Net Income for such period), (vii) taxes paid by the Parent and its Subsidiaries during such period to the extent not deducted in determining Adjusted Consolidated Net Income for such period, and including as a deduction under this clause (vii) any taxes payable by the Parent and its Subsidiaries in respect of such period even if such taxes are paid in a subsequent period, provided that if a deduction is made during any period for taxes payable in respect of, but not paid in, such period, then no deduction shall be made for such taxes (under this clause (vii) or under clause (vi) above) in the period in which such taxes are paid, (viii) reductions in purchase accounting reserves or reductions in other long term liabilities on the balance sheet of the Parent, Holdings or the Borrower (in accordance with generally accepted accounting principles) on the Effective Date (to the extent such reductions resulted in an increase to Adjusted Consolidated Net Income for such period) and (ix) the amount of cash spent during such period to redeem or repurchase the Senior Subordinated Notes to the extent permitted under Section 9.11(i) (excluding any such amount paid with the proceeds of an equity issuance or other Indebtedness other than Revolving Loans).

                  "Excess Cash Payment Date" shall mean the earlier of (x) the date of delivery of the financial statements pursuant to Section 8.01(c) in respect of the Parent's fiscal year then last ended and (y) the date occurring 105 days after the last day of each fiscal year of the Parent (in either case beginning with its fiscal year ended on September 30, 2005).

                  "Excess Cash Payment Period" shall mean with respect to the payment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Parent.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Existing Credit Agreement" shall mean that certain Credit Agreement dated as of July 11, 1995 and amended and restated as of July 13, 2001, as in effect to but not including the Effective Date.

                  "Existing Indebtedness" shall have the meaning provided in
Section 7.21.

                  "Existing Senior Notes" shall mean the Senior Subordinated Notes due 2005 issued by the Borrower under the Existing Senior Subordinated
Note Indenture.

                  "Existing Senior Subordinated Note Documents" shall mean and include each of the documents, instruments (including the Existing Senior Notes) and other agreements entered into by the Borrower and its Subsidiaries (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by the Borrower of the Existing Senior Notes, as in effect on the Initial Borrowing Date.

                  "Existing Senior Subordinated Note Indenture" shall mean the Indenture, dated as of July 11, 1995, entered into by and between the Borrower and the Existing Senior Subordinated Notes Trustee, with respect to the Senior Subordinated Notes as in effect on the Initial Borrowing Date.

                  "Existing Senior Notes Redemption" shall have the meaning provided in Section 5.08(b).

                  "Existing Senior Notes Redemption Date" shall have the meaning provided in Section 5.08(b).

                  "Existing Senior Notes Trustee" shall mean Shawmut Bank Connecticut, N.A., as trustee under the Existing Senior Notes Indenture.

                  "Facing Fee" shall have the meaning provided in Section
3.01(c).

                  "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                  "Financial Covenants" shall mean the covenants set forth in Sections 9.08 and 9.09.

                  "Foreign Holdco" shall have the meaning provided in the definition of Foreign Holdco Transaction.

                  "Foreign Holdco Transaction" shall mean the transfer, contribution and/or sale by Cabot Intermediate of the capital stock or other equity interests of Foreign Subsidiaries of Cabot Intermediate previously identified and reasonably satisfactory to the Administrative Agent to a newly formed Wholly-Owned Foreign Subsidiary of Cabot Intermediate ("Foreign Holdco"), in exchange for equity interests of Foreign Holdco and/or promissory notes in form and substance satisfactory to the Administrative Agent, provided that (x) immediately before and after giving effect to the foregoing transactions and the transactions contemplated thereby, there shall not exist any Default or Event of Default and (y) on or prior to the date or dates of the consummation of the foregoing transactions (or such later time, as the Administrative Agent shall determine in its reasonable discretion), the Borrower shall have taken and caused to be taken all actions necessary to maintain and/or perfect the security interests and Liens granted or required to be granted to the Collateral Agent pursuant to any Pledge Agreement in any of the capital stock or other equity interests of Foreign Holdco and any promissory notes issued to Cabot Intermediate as consideration in connection with any such transaction.

                  "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside of the United States by the Parent, Holdings, the Borrower or any one or more of their Subsidiaries primarily for the benefit of employees of the Parent, Holdings, the Borrower or any of their Subsidiaries residing outside of the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Subsidiary" shall mean each Subsidiary of the Parent that is not a Domestic Subsidiary or a CTB Subsidiary.

                  "Foreign Subsidiary Guaranty" shall have the meaning provided in Section 8.12(a).

                  "Guaranteed Creditors" shall mean and include the Administrative Agent, the Collateral Agent, the Issuing Lender, each Lender and each Person (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreements to the extent such party constitutes a Secured Creditor under the Security Documents.

                  "Guarantor" shall mean each of the Parent, Holdings and each Subsidiary Guarantor.

                  "Guaranty" shall mean and include each of the Parent/Holdings Guaranty, the Subsidiary Guaranty and, after the execution and delivery thereof, shall include each Foreign Subsidiary Guaranty and each CTB Subsidiary Guaranty.

                  "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous materials," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law.

                  "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

                  "Inactive Subsidiary" shall mean any Subsidiary of the Parent (other than Holdings or the Borrower) that does not have any assets in excess of $100,000 or has not had revenues in excess of $100,000 for the Test Period then most recently ended for which financial statements are available.

                  "Incremental Commitment Agreement" shall mean an Incremental Commitment Agreement substantially in the form of Exhibit C (appropriately completed).

                  "Incremental Lender" shall have the meaning provided in
Section 1.15(b). "Incremental Term Loan" shall have the meaning provided in
Section 1.01(c).

                  "Incremental Term Loan Borrowing Date" shall mean for any Incremental Term Loan, the date specified in the respective Incremental Commitment Agreement pursuant to which such Incremental Term Loans are to be made; provided that no such date shall occur after the applicable Incremental Term Loan Commitment Termination Date.

                  "Incremental Term Loan Commitment" shall mean, for each Incremental Lender, the commitment of such Incremental Lender to make Incremental Term Loans under a Tranche of Term Loans pursuant to Section 1.01(c) on a given Incremental Term Loan Borrowing Date, as such commitment (x) is set forth in the respective Incremental Commitment Agreement delivered pursuant to
Section 1.15(b) or (y) may be terminated pursuant to Sections 3.03 and/or 10.

                  "Incremental Term Loan Commitment Termination Date" shall mean September 30, 2005.

                  "Incremental Term Loan Maturity Date" shall mean for any New Tranche, the maturity date set forth for such New Tranche of Incremental Term Loans in the respective Incremental Commitment Agreement relating thereto, provided that (x) the final maturity date for all Incremental Term Loans of a given Tranche shall be the same date and (y) the final maturity date for any New Tranche shall be no earlier than the Initial Term Loan Maturity Date.

                  "Incremental Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(d).

                  "Incremental Term Notes" shall have the meaning set forth in
Section 1.05(a)(iii).

                  "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or
(vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person in respect of Indebtedness of a type described in clauses (i), (ii),
(iii), (iv) or (vii), and (vii) all net obligations or exposure under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement or arrangement, provided that Indebtedness shall not include trade payables and accrued expenses, in each case, arising in the ordinary course of business.

                  "Initial Borrowing Date" shall mean the date upon which the first Borrowing of Loans occurs.

                  "Initial Term Loan" shall have the meaning provided in Section 1.01(a) and include each Incremental Term Loan made under the Tranche consisting of Initial Term Loans.

                  "Initial Term Loan Commitment" shall mean with respect to each Lender, the amount set forth opposite such Lender's name on Schedule I directly below the column entitled "Initial Term Loan Commitment" as the same may be reduced or terminated pursuant to Section 3.03 and/or 10.

                  "Initial Term Loan Maturity Date" shall mean April 7, 2011.

                  "Initial Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b).

                  "Initial Term Note" shall have the meaning provided in Section 1.05(a)(i).

                  "Intercompany Note" shall mean promissory notes, substantially in the form of Exhibit M evidencing intercompany loans.

                  "Interest Coverage Ratio" shall mean, for any Test Period, the ratio of (x) Consolidated EBITDA for such Test Period to (y) Consolidated Cash Interest Expense for such Test Period. All calculation of the Interest Coverage Ratio shall be made on a Pro Forma Basis, with determinations of the Interest Coverage Ratio to give effect to all adjustments contained in the definition of "Pro Forma Basis" contained herein.

                  "Interest Determination Date" shall mean, with respect to any Euro Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Euro Rate Loan.

                  "Interest Period" shall have the meaning provided in Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

                  "Issuing Lender" shall mean DBAG (or any Lending Affiliate of DBAG (including, but not limited to, Deutsche Bank AG, New York Branch) performing obligations on its behalf and reasonably acceptable to the Borrower) and any other Lender designated by, and acceptable to, the Administrative Agent and the Borrower.

                  "Judgment Currency" shall have the meaning provided in Section 14.17(a).

                  "Judgment Currency Conversion Date" shall have the meaning provided in Section 14.17(a).

                  "L/C Supportable Obligations" shall mean (i) obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries which would not be inconsistent with the internal policy of the Issuing Lender (applied consistently to all of its customers) and otherwise permitted to exist pursuant to the terms of this Agreement.

                  "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Lender" shall mean each financial institution listed on
Schedule II, each Incremental Lender and any Person which becomes a "Lender" hereunder pursuant to 13.04(b).

                  "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01 or
Section 2, in the case of either clause (i) or (ii) as a result of any takeover of such Lender by any regulatory authority or agency.

                  "Lending Affiliate" shall mean, with respect to any Person, any other Person (i) directly or indirectly controlling (including, but not limited to, all directors, officers and partners of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 50% of any class of the voting securities or capital stock of or equity interests in such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the aggregate amount of all Unpaid Drawings.

                  "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a)

                  "Leverage Ratio" shall mean, for any Test Period, the ratio of Consolidated Debt as of the last day of such Test Period at such time to Consolidated EBITDA for such Test Period. All calculations of the Leverage Ratio shall be made on a Pro Forma Basis, with determinations of the Leverage Ratio to give effect to all adjustments contained in the definition of "Pro Forma Basis" contained herein.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, and any lease having substantially the same effect as any of the foregoing).

                  "Loan" shall mean each Term Loan and each Revolving Loan.

                  "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                  "Management Agreements" shall have the meaning provided in
Section 5.05.

                  "Mandatory Cost" means the cost imputed to each Lender of compliance with any reserve asset requirements of the European Central Bank.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Material Adverse Effect" shall mean a material adverse effect on (x) the Acquisition, (y) the property, assets, business, operations, liabilities or condition (financial or otherwise) of the Parent, Holdings, the Borrower and their respective Subsidiaries taken as a whole or (z) the rights or remedies of the Lenders or the ability of the Parent, Holdings, the Borrower and their respective Subsidiaries taken as a whole to perform their obligations to the Lenders under the Credit Documents.

                  "Maturity Date" with respect to a Tranche shall mean the Initial Term Loan Maturity Date, the Euro Term Loan Maturity Date, the Revolving Loan Maturity Date or the applicable Incremental Term Loan Maturity Date, as the case may be.

                  "Minimum Borrowing Amount" shall mean (i) with respect to Initial Term Loans, $5,000,000, (ii) with respect to Euro Term Loans,
(euro)3,000,000, (iii) with respect to Revolving Loans maintained as Eurodollar Loans, $1,000,000 and (iv) with respect to Revolving Loans maintained as Base Rate Loans, $250,000.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Mortgage" shall mean all Mortgages granted by the Borrower pursuant to this Agreement or any other Credit Document and, after the execution and delivery thereof, shall include each Additional Mortgage.

                  "Mortgage Policy" shall mean a mortgage title insurance policy or a binding commitment with respect thereto.

                  "Mortgaged Property" shall mean all the Real Property of the Parent and its Subsidiaries listed on Schedule IV and designated "Mortgaged Property" and, after the execution and delivery of any Additional Mortgage, shall include the respective Additional Mortgaged Property.

                  "Multiemployer Plan" shall mean any multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NAIC" shall mean the National Association of Insurance Commissioners.

                  "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of (i) cash expenses of sale (including brokerage and reasonable attorney's fees, if any, required to be repaid as a result of such Asset Sale), (ii) incremental income taxes paid or payable as a result thereof, (iii) the amount of any reserves established by Borrower or any Subsidiary thereof to fund contingent obligations reasonably estimated to be payable and (iv) the payment in full of any Indebtedness (other than the Loans) (to the extent of such payment) secured by the any asset or assets which are the subject of such Asset Sale.

                  "New Tranche" shall mean each Tranche of Incremental Term Loans other than Initial Term Loans.

                  "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

                  "Non-Qualified Permitted Earn-Out Amount" shall mean the maximum amount payable in cash by the Parent and its Subsidiaries in respect of Permitted Earn-Out Debt and Permitted Earn-Out Equity which does not constitute a Qualified Earn-Out Obligation.

                  "Non-US Lender" shall have the meaning provided in Section 4.04(b).

                  "Note" shall mean each Initial Term Note, each Euro Term Note, each Incremental Term Note and each Revolving Note.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03.

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice Office" shall mean (i) for credit notices, the office of the Administrative Agent located at 60 Wall Street, New York 10005,
Attention: Diane Rolfe and (ii) for operational notices, the office of the Administrative Agent located at 90 Hudson Street, 5th Floor, Jersey City, New Jersey 07302, Attention: Angeline Quintana or (iii) such other office or person as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "Obligation Currency" shall have the meaning provided in
Section 14.17(a).

                  "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent, the Issuing Lender or any Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Organizational Documents" shall have the meaning provided in
Section 5.05.

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against fluctuations of currency or commodity values.

                  "Parent Common Stock" shall mean the outstanding common stock of the Parent.

                  "Parent IPO" shall mean a primary issuance by the Parent of Parent Common Stock pursuant to a registered initial public offering.

                  "Parent/Holdings Guaranty" shall mean the joint and several guaranty of Holdings and the Parent pursuant to Section 13.

                  "Participant" shall have the meaning provided in Section 2.03(a).

                  "Participation" shall have the meaning provided in Section 2.03(a).

                  "Patriot Act" shall have the meaning provided in Section
14.16.

                  "Payment Office" shall mean the office of the Administrative Agent at 90 Hudson Street, 5th Floor, Jersey City, New Jersey or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Acquisition" shall mean the acquisition by the Borrower or any of its Subsidiaries (to the extent that any such Subsidiary which is a Credit Party is able to, and does, grant a Lien to the Collateral Agent for the benefit of the Secured Creditors on and security interest in assets acquired thereby in connection with such Permitted Acquisition, but limited to 65% of the capital stock of any Foreign Subsidiary) of (x) assets constituting all or substantially all of a business or division of any Person not already a Subsidiary of the Borrower or (y) all or substantially all of the capital stock or other ownership interests of any such Person which Person shall, as a result of such acquisition, become a Wholly-Owned Subsidiary of the Borrower or such Subsidiary (such assets or Person are referred to as an "Acquired Entity or Business"), provided that (A) the consideration paid by the Borrower and/or its Domestic Subsidiaries can be in the form of (i) cash, (ii) the issuance to any such Person of Permitted Seller Notes, (iii) the issuance to such Person of Permitted Earn-Out Debt and/or Permitted Earn-Out Preferred Equity, (iv) the issuance to any such Person of Qualified Capital Stock issued by the Parent or (v) and the assumption/acquisition of any Permitted Acquired Debt (calculated in accordance with generally accepted accounting principles) relating to such business, division, product line or Person which is permitted to remain outstanding in accordance with the requirements of Section 9.04, and
(B) the Acquired Assets or Business pursuant to the respective Permitted Acquisition, shall be in a business permitted by Section 9.14. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition shall be a Permitted Acquisition only if all requirements of Section
8.14 are met with respect thereto.

                  "Permitted Acquisition Cost Savings" shall mean, at any time of measurement, in connection with each Permitted Acquisition, those demonstrable cost savings in connection with or as a result of such Permitted Acquisition, provided that such cost savings would be permitted to be recognized in pro forma statements prepared in accordance with Regulation S-X of the Securities Act.

                  "Permitted Acquired Debt" shall have the meaning provided in
Section 9.04(vii).

                  "Permitted Earn-Out Debt" shall mean Indebtedness of the Parent and Holdings incurred in connection with a Permitted Acquisition and in accordance with Section 8.14, which Indebtedness is not secured by any assets of the Parent or any of its Subsidiaries (including, without limitation, the assets so acquired) and is not guaranteed by any Subsidiary of the Parent and is only payable by the Parent or Holdings, as the case may be, in the event certain future performance goals are achieved with respect to the assets acquired and is not payable in accordance with its terms to the extent there exists a Default or an Event of Default and is otherwise subordinated to the Obligations on the terms set forth in Exhibit N; provided that such Indebtedness shall only constitute Permitted Earn-Out Debt to the extent the terms of such Indebtedness expressly limit the maximum potential liability of the Parent or Holdings, as the case may be, with respect thereto.

                  "Permitted Earn-Out Preferred Equity" shall mean preferred equity of the Parent and Holdings issued in connection with a Permitted Acquisition and in accordance with Section 8.14, which preferred equity is not secured by any assets of the Parent or any of its Subsidiaries (including, without limitation, the assets so acquired) and is not guaranteed by any Subsidiary of the Parent and is only payable by the Parent or Holdings, as the case may be, in the event certain future performance goals are achieved with respect to the assets acquired and is not payable in accordance with its terms to the extent there exists a Default or an Event of Default; provided that such preferred equity shall only constitute Permitted Earn-Out Preferred Equity to the extent the terms of such preferred equity expressly limit the maximum potential liability of the Parent or Holdings, as the case may be, with respect thereto.

                  "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Administrative Agent in its reasonable discretion.

                  "Permitted Holders" shall mean collectively, Sponsors, Vestar Equity Partners, L.P., Vestar Capital Partners IV, L.P., management of the Borrower, and in each case, each of their respective Affiliates; provided that management of the Borrower shall not be deemed to be Permitted Holders to the extent that the voting stock held by them exceeds 25% of the voting capital stock or other voting equity interests of the Parent on a fully diluted basis (calculated without giving effect to any stock-split, spin-off, split-up, reclassification, combination of shares, or similar rearrangement).

                  "Permitted Liens" shall have the meaning provided in Section 9.01.

                  "Permitted Refinancing Subordinated Indebtedness" shall mean any Indebtedness incurred by the Borrower which is subordinated to all Obligations hereunder and any other obligations secured pursuant to the Security Documents in a manner which, in the reasonable judgment of the Administrative Agent, is customary for such Indebtedness, so long as (i) such Indebtedness shall require no amortization, sinking fund payment or any other scheduled maturity of the principal amount thereof on any date which is earlier than the date occurring one year after the then latest Maturity Date, (ii) the interest rate for such Indebtedness shall not be in excess of that of the Senior Subordinated Notes and (iii) the terms governing any such Indebtedness shall not contain any provision (including, without limitation, covenants, defaults and remedies) which, in the opinion of the Administrative Agent, is more restrictive than the provisions in the Senior Subordinated Notes and, in any event, shall be reasonably satisfactory to the Administrative Agent; provided that the foregoing requirements shall be deemed to have been satisfied by any Indebtedness incurred by the Borrower on substantially the same terms and conditions as the Senior Subordinated Notes.

                  "Permitted Seller Notes" shall mean notes issued by the Parent or Holdings to sellers of stock (or other equity interests) or assets in a Permitted Acquisition and issued in accordance with Section 8.14, which notes shall be subordinated, unsecured and unguaranteed, and shall be substantially in the form of Exhibit O or shall otherwise be in form and substance satisfactory to the Administrative Agent.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Parent, Holdings, the Borrower or any of their Subsidiaries or any ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Parent, Holdings, the Borrower or any of their Subsidiaries or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreements" shall have the meaning provided in Section 14.18.

                  "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the U.S. Pledge Agreement.

                  "Pledged Securities" shall have the meaning provided in the U.S. Pledge Agreement.

                  "Pledged Stock" shall have the meaning provided in the U.S. Pledge Agreement.

                  "Pre-Syndication Interest Period" shall mean successive one month Interest Periods which shall apply to all outstanding Euro Rate Loans and the first of which shall commence on the Effective Date (or, if Eurodollar Loans are not made on that date, on the first date on which Eurodollar Loans are made or converted from Base Rate Loans), provided that no Pre-Syndication Interest Period shall begin after the Syndication Date.

                  "Prime Lending Rate" shall mean the rate which DBAG announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. DBAG may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) the incurrence of any Indebtedness the proceeds of which are used to finance a Permitted Acquisition after the first day of the relevant Calculation Period as if such Indebtedness, had been incurred (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness unless accompanied by a corresponding commitment reduction or paid with other permitted Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or redeemed on the first day of the relevant Calculation Period and (z) the Permitted Acquisition, if any, then being consummated as well as any other Permitted Acquisition consummated after the first day of the relevant Calculation Period and on or prior to the date of the respective Permitted Acquisition then being effected as if such Permitted Acquisitions had been consummated at the beginning of such Calculation Period, with the following rules to apply in connection therewith:

                  (i) all Indebtedness (x) used to finance Permitted Acquisitions and incurred after the first day of the relevant Calculation Period shall be deemed to have been incurred (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination (and thereafter in the case of projections pursuant to Section 8.14(v)) and (y) permanently retired or redeemed after the first day of the relevant Calculation Period (other than revolving Indebtedness unless accompanied by a corresponding commitment reduction) shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination (and thereafter in the case of projections pursuant to Section 8.14(v));

                  (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate Indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that for purposes of calculations pursuant to Section 8.14(v), all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions; and

                  (iii) in making any determination of Consolidated EBITDA, pro forma effect shall be given to all Permitted Acquisition Cost Savings, as if such Permitted Acquisition Cost Savings were realized on the first day of the relevant period.

                  "Pro Forma Financial Statements" shall have the meaning provided in Section 7.05(b).

                  "Projections" shall mean the projections contained in the Confidential Information Memorandum, dated March, 2004, which were prepared by or on behalf of the Borrower in connection with this Agreement and delivered to the Administrative Agent and the Lenders prior to the Effective Date.

                  "Qualified Capital Stock" shall mean the common stock of the Parent, Holdings or the Borrower, the preferred stock of the Parent issued pursuant to the Certificate of Designation of the Parent, dated as of April 7, 2004 (as in effect on the Initial Borrowing Date), and any other preferred equity of the Parent, Holdings or the Borrower the express terms of which shall provide that Dividends thereon shall not be required to be paid in cash at any time that such cash payment would be prohibited by the terms of this Agreement (and any refinancing, replacements or extensions hereof) and in either case which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including an event which would constitute a Change of Control), cannot mature (excluding any maturity as the result of an optional redemption by the issuer thereof) and is not mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, and is not redeemable, or required to be repurchased, at the sole option of the holder thereof (including, without limitation, upon the occurrence of an event which would constitute a Change of Control other than customary change of control and asset sale provision which, in each case, could not be triggered by the terms thereof until such time as all Obligations under this Agreement including any extensions, renewals or refinancing hereof have been irrevocably paid in full (other than indemnities and expense reimbursement obligations for which no claim has been made)), in whole or in part, on or prior to the first anniversary of the then latest Maturity Date.

                  "Qualified Earn-Out Obligation" shall mean obligations of the Parent in respect of Permitted Earn-Out Debt and Permitted Earn-Out Equity which, in addition to the requirements therefor set forth in the respective definitions thereof, does not require the Parent or any Subsidiary to make any cash payment thereunder prior to the date which is six months after the latest Maturity Date.

                  "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December (commencing with the last Business Day of June, 2004).

                  "RC Lender" shall mean, at any time, each Lender with a Revolving Loan Commitment (or after the termination of the Total Revolving Loan Commitment, each Lender which had a Revolving Loan Commitment immediately prior to such termination).

                  "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq., and any successor thereto.

                  "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements thereto and fixtures thereon, including Leaseholds.

                  "Recovery Event" shall mean the receipt by the Parent or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable
(i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any Mortgaged Property, and (ii) under any policy of insurance required to be maintained under Section 8.03 as relating to any Mortgaged Property.

                  "Refinancing Incremental Term Loans" shall mean all Incremental Term Loans incurred pursuant to a New Tranche the proceeds of which are utilized to repay all (but not less than all) of the Term Loans under an existing Tranche (the "Tranche to be Refinanced"), pursuant to Section 4.01(a), provided that (i) such Incremental Term Loans shall have an average life to maturity equal to or greater than the then outstanding Term Loans of the Tranche to be Refinanced and mature on a date no earlier than the final maturity for the Tranche to be Refinanced and (ii) the applicable interest rate margin set forth in the respective Incremental Commitment Agreement for such Incremental Term Loans shall be less than the Applicable Margin for the Tranche to be Refinanced (as in effect on the relevant Incremental Term Loan Borrowing Date).

                  "Register" shall have the meaning provided in Section 14.14.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the indoor or outdoor environment.

                  "Replaced Lender" shall have the meaning provided in Section 1.13.

                  "Replacement Lender" shall have the meaning provided in
Section 1.13.

                  "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans and Revolving Loan Commitments (or after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Revolving Percentages of outstanding Letter of Credit Outstandings) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Lenders and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Lenders (or, after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Revolving Percentages of all Non-Defaulting Lenders of the Letter of Credit Outstandings at such time). For purposes of determining the Required Lenders at any time, the principal amount of each Euro Term Loan shall be deemed to be the Dollar Equivalent of the principal amount of such Euro Term Loan at such time.

                  "Returns" shall have the meaning provided in Section 7.09.

                  "Revolver Calculation Period" shall have the meaning provided in the definition of "Consolidated Debt."

                  "Revolving Loan" shall have the meaning provided in Section 1.01(d).

                  "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name on Schedule I directly below the column entitled "Revolving Loan Commitment", as the same may be (x) reduced from time to time pursuant to Sections 3.02(a), 3.03 and/or 10, and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 1.13 or 14.04(b).

                  "Revolving Loan Maturity Date" shall mean April 7, 2010.

                  "Revolving Note" shall have the meaning provided in Section 1.05(a)(iv).

                  "Revolving Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the Revolving Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Revolving Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination but giving effect to any subsequent assignments permitted hereunder.

                  "Rollover Amount" shall have the meaning provided in Section 9.07(a).

                  "S&P" shall mean Standard & Poor's Ratings Services.

                  "Scheduled Repayment" shall mean each Initial Term Loan Scheduled Repayment, each Euro Term Loan Scheduled Repayment and each Incremental Term Loan Scheduled Repayment.

                  "SEC" shall have the meaning provided in Section 8.01(h).

                  "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b).

                  "Secured Creditors" shall have the meaning assigned to that term in the respective Security Documents.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreement" shall have the meaning provided in
Section 5.10.

                  "Security Agreement Collateral" shall mean all "Collateral" as defined in each Security Agreement.

                  "Security Documents" shall mean each of the Swedish Pledge Agreement, the U.S. Pledge Agreement, the Security Agreement, each Mortgage (including, in each case, all schedules, annexes and exhibits thereto) and each financing statement, filing, certificate and/or agreement provided, executed, made or filed in connection with any of the foregoing.

                  "Senior Subordinated Note Documents" shall mean and include each of the documents, instruments (including the Senior Subordinated Notes) and other agreements entered into by the Borrower (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by the Borrower of the Senior Subordinated Notes, as in effect on the Initial Borrowing Date.

                  "Senior Subordinated Note Indenture" shall mean the Indenture, dated as of April 7, 2004, entered into by and between the Borrower and J.P. Morgan Trust Company, as trustee thereunder, with respect to the Senior Subordinated Notes as in effect on the Initial Borrowing Date.

                  "Senior Subordinated Notes" shall mean the Senior Subordinated Notes due 2012issued by the Borrower under the Senior Subordinated Note Indenture.

                  "Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by the Parent (and not guaranteed or supported in any way by the Borrower or any of its Subsidiaries) in the form of Exhibit P, as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                  "Shareholders' Agreements" shall have the meaning provided in
Section 5.05.

                  "Specified Default" shall mean a Default under Section 10.01(a), 10.03 (in respect of Section 8.01 only) or 10.05.

                  "Sponsor Management Agreement" shall mean the Professional Services Agreement, dated as of April 7, 2004, by and among Bear Stearns Merchant Manager II, LLC, the Parent, Acquisition Corp. and the Borrower, as in effect on the Initial Borrowing Date.

                  "Sponsors" shall mean collectively Bear Stearns Merchant Banking Partners II, L.P., Bear Stearns Merchant Banking Investors II, L.P., The BSC Employee Fund V, L.P., The BSC Employee Fund VI, L.P., Bear Stearns MB-PSERS II, L.P., and each of their respective Affiliates.

                  "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                  "Stated Amount" shall mean, for each Letter of Credit, the maximum amount available to be drawn thereunder, in each case determined without regard to whether any conditions to drawing could then be met.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Subsidiary Guarantor" shall mean each Subsidiary of the Parent which is required to be party to any Guaranty pursuant to the terms of this Agreement.

                  "Subsidiary Guaranty" shall have the meaning provided in
Section 5.11.

                  "Swedish Holdco" shall mean Aearo Peltor AB, a Swedish corporation.

                  "Swedish Pledge Agreement" shall have the meaning provided in
Section 14.18.

                  "Swedish Note" shall mean, collectively, the note or notes evidencing one or more loans to Swedish Holdco by the Cabot Intermediate in the aggregate principal amount of $86,000,000 of which approximately $27,000,000 in the aggregate principal amount is outstanding on the Initial Borrowing Date.

                  "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Syndication Date" shall mean the earlier of (x) the 60th day following the Effective Date and (y) that date upon which the Administrative Agent and the Syndication Agent determine in their sole discretion (and notify the Borrower) that the primary syndication (and the resultant addition of Persons as Lenders pursuant to Section 14.04) has been completed.

                  "Taxes" shall have the meaning provided in Section 4.04(a).

                  "Term Loan Commitment" shall mean, at any time, each Initial Term Loan Commitment, each Euro Term Loan Commitment and each Incremental Term Loan Commitment, in each case, at such time.

                  "Term Loans" shall mean Initial Term Loans, Euro Term Loans and Incremental Term Loans of a New Tranche.

                  "Test Period" shall mean, at any time, each period of four consecutive fiscal quarters then last ended, in each case taken as one accounting period.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

                  "Total Euro Term Loan Commitment" shall mean the sum of the Euro Term Loan Commitments of each of the Lenders.

                  "Total Initial Term Loan Commitment" shall mean the sum of the Initial Term Loan Commitments of each of the Lenders.

                  "Total Revolving Loan Commitment" shall mean the sum of the Revolving Loan Commitments of each of the Lenders.

                  "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of the aggregate principal amount of Revolving Loans plus the then aggregate amount of Letter of Credit Outstandings.

                  "Trade Letter of Credit" shall have the meaning provided in
Section 2.01(a).
                  "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being initially three separate Tranches, i.e., Initial Term Loans, Euro Term Loans and Revolving Loans. In addition, any Incremental Term Loans may be made pursuant to one or more New Tranches which shall be designated pursuant to the respective Incremental Commitment Agreements in accordance with the relevant requirements specified in
Section 1.15.

                  "Tranche Percentage" shall mean, at any time with respect to a Tranche of Term Loans, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of Term Loans of such Tranche (or in the case of Euro Term Loans, the Dollar Equivalent thereof) then outstanding and the denominator of which is the aggregate principal amount of Term Loans (or in the case of Euro Term Loans, the Dollar Equivalent thereof) of all Tranches then outstanding.

                  "Tranche to be Refinanced" shall have the meaning provided in the definition of Refinancing Incremental Term Loans.

                  "Transaction" shall mean collectively (i) the Equity Financing, (ii) the issuance of the Senior Subordinated Notes, (iii) the incurrence of Initial Term Loans and Revolving Loans on the Initial Borrowing Date, (iv) the Acquisition and (v) the refinancing of all Indebtedness of Holdings and its Subsidiaries outstanding on the Initial Borrowing Date (other than Existing Indebtedness).

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Euro Rate Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "United States" and "U.S." shall each mean the United States of America.

                  "Unpaid Drawing" shall have the meaning provided for in
Section 2.04(a).

                  "Unrecovered Amount" shall mean, with respect to any investment, loan or advance at any time, the principal cost of such investment, loan or advance less (i) any return of capital with respect thereto and (ii) the net cash proceeds of any sale of all or any part thereof; provided that the "Unrecovered Amount" of any investment, loan or advance shall not be less than zero.

                  "Unutilized Revolving Loan Commitment" with respect to any Lender at any time shall mean such Lender's Revolving Loan Commitment at such time, if any, less the sum of (x) the aggregate outstanding principal amount of all Revolving Loans at such time made by such Lender and (y) such Lender's Revolving Percentage of the Letter of Credit Outstandings at such time.

                  "U.S. Pledge Agreement" shall have the meaning provided in
Section 5.09.

                  "VCP" shall mean Vestar Equity Partners, L.P.

                  "Weighted Average Life to Maturity" shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the sum obtained by adding all of the products obtained by multiplying (x) the amount of each then remaining scheduled payment of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the scheduled date for such payment.

                  "Wholly-Owned Domestic Subsidiary" shall mean any Domestic Subsidiary of the Borrower that is a Wholly-Owned Subsidiary.

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock or other equity interests (other than (a) director's qualifying shares and (b) any other shares of equity interests of a Foreign Subsidiary of the Borrower (not to exceed 5% of such Foreign Subsidiary's total equity interests (determined on a fully diluted basis) required by law to be issued to Persons other than the Borrower and its Wholly-Owned Subsidiaries)) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time (other than a portion of such equity interest of any Foreign Subsidiary (not to exceed 5% of such Foreign Subsidiary's total equity interest (determined on a fully diluted basis) required by law to be issued to Persons other than the Borrower and its Wholly-Owned Subsidiaries).

                  SECTION 12. The Administrative Agent.

                  12.01 Appointment. The Lenders hereby designate DBAG as the Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall include DBAG in its capacity as Administrative Agent and as Collateral Agent pursuant to the Security Documents and any Lending Affiliate of DBAG performing any of the duties or functions of the Administrative Agent hereunder or under any other Credit Document) to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                  12.02 Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. Neither the Administrative Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                  12.03 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Parent and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Parent and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Parent and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Parent and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                  12.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Lender or the holder of any Note by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

                  12.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

                  12.06 Indemnification. (a) To the extent the Administrative Agent is not reimbursed and indemnified by the Parent, Holdings and the Borrower, the Lenders will reimburse and indemnify the Administrative Agent, in proportion to their respective "percentages" as used in determining the Required Lenders (determined as if there were no Defaulting Lenders), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.



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

                  (b) The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Credit Document (except actions expressly required to be taken by it hereunder or under the Credit Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

                  12.07 The Administrative Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent in its individual capacity shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent in its individual capacity may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  12.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 20 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Administrative Agent hereunder and under the other Credit Documents who shall be a Lender, a commercial bank or a trust company in each case reasonably acceptable to the Borrower.

                  (c) If a successor Administrative Agent shall not have been so appointed within such 20 Business Day period, the Administrative Agent, with the consent of the Borrower, shall then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder and under the other Credit Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 25th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any of the Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

                  12.10 Power of Attorney. Each Lender hereby expressly authorizes the Administrative Agent and the Collateral Agent (with the right of sub-delegation) by, and on behalf of, such Lender to enter into any security document or other instrument required to be executed and delivered pursuant to this Agreement or the other Credit Documents in order to secure the obligations of the Borrower and Guarantors hereunder and thereunder. Each Lender hereby agrees that the Administrative Agent and the Collateral Agent shall be entitled to all declarations, and may appoint any attorney-in-fact to act on its behalf, as it considers necessary or useful in connection with the entering into of such security document or other instrument. Each Lender hereby further agrees that the Administrative Agent and the Collateral Agent shall be entitled to rescind, amend and/or execute new and different versions of the aforementioned security documents or other instruments in accordance with the terms of this Agreement. Each Lender hereby grants to each of the Administrative Agent and the Collateral Agent an irrevocable power-of-attorney, in such Lender's name, to take the actions contemplated above in this Section 12.10.

                  SECTION 13. Guaranties.

                  13.01 The Guaranties. In order to induce the Administrative Agent, the Issuing Lender and the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings and the Parent from the proceeds of the Loans and the issuance of the Letters of Credit, Holdings and the Parent hereby agree with the Lenders as follows: each of Holdings and the Parent hereby jointly and severally, unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness (including all interest that accrues after the commencement of any case or proceeding or other action relating to a bankruptcy, insolvency, reorganization or similar proceeding of the Borrower at the rate provided for in the respective documentation whether or not a claim for post-petition interest is allowed in any such proceeding) of the Borrower, to the Guaranteed Creditors under this Agreement and the other Credit Documents and all Interest Rate Protection Agreement or Other Hedging Agreements entered into by a Guaranteed Creditor or a Lending Affiliate of a Guaranteed Creditor. If any or all of the indebtedness of the Borrower to the Guaranteed Creditors becomes due and payable hereunder or under such other Credit Documents or Interest Rate Protection Agreement or Other Hedging Agreements, Holdings and the Parent unconditionally promise to pay such indebtedness to the Lenders, on demand, together with any and all reasonable out-of-pocket expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of such indebtedness. The word "indebtedness" is used in this Section 13 in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement or any other Credit Documents or under any Interest Rate Protection Agreement or Other Hedging Agreement with a Guaranteed Creditor or a Lending Affiliate of a Guaranteed Creditor, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

                  13.02 Bankruptcy. Additionally, each of Holdings and the Parent jointly and severally, unconditionally and irrevocably guarantees the payment of any and all indebtedness of the Borrower to the Guaranteed Creditors whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 10.05, and unconditionally and irrevocably promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in immediately available funds, in either Dollars or Euros (as appropriate).

                  13.03 Nature of Liability. The liability of Holdings and the Parent hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Guaranteed Creditor on the indebtedness which such Guaranteed Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of Holdings and the Parent hereby waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  13.04 Guaranty Absolute. No invalidity, irregularity or unenforceability of all or any part of the indebtedness guaranteed hereby or of any security therefor shall affect, impair or be a defense to these Guaranties, and these Guaranties shall be primary, absolute, joint and several and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the indebtedness guaranteed herein.

                  13.05 Independent Obligation. The obligations of Holdings and the Parent hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings and the Parent whether or not action is brought against any other guarantor or the Borrower and whether or not any other guarantor or the Borrower be joined in any such action or separate actions. Each of Holdings and the Parent hereby waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Holdings and the Parent.

                  13.06 Authorization. Each of Holdings and the Parent hereby authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived) , and without affecting or impairing its liability hereunder, from time to time to:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the indebtedness (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranties herein made shall apply to the indebtedness as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the indebtedness and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the indebtedness or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the indebtedness, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of Holdings and the Parent or the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                  (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings and the Parent from its liabilities under this
         Section 13.

                  13.07 Reliance. It is not necessary for any Guaranteed Creditors to inquire into the capacity or powers of the Borrower or its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  13.08 Subordination. Any indebtedness of the Borrower now or hereafter held by Holdings and/or the Parent is hereby subordinated to the indebtedness of the Borrower to the Administrative Agent and the Lenders; and such indebtedness of the Borrower to Holdings and/or the Parent, if the Administrative Agent (at the direction of the Required Lenders), after an Event of Default has occurred, so requests, shall be collected, enforced and received by Holdings and the Parent as trustee for the Guaranteed Creditors and be paid over to the Administrative Agent on behalf of the Guaranteed Creditors on account of the indebtedness of the Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings or the Parent under the other provisions of this Guaranty. Prior to the transfer by Holdings or the Parent of any note or negotiable instrument evidencing any indebtedness of the Borrower to Holdings, Holdings and the Parent shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

                  13.09 Waivers. (a) Each of Holdings and the Parent hereby waives any right (except as shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditors to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Each of Holdings and the Parent hereby waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than to the extent of payment in full of the indebtedness. The Guaranteed Creditors may, in accordance with the Credit Documents, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or any other Guaranteed Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings and the Parent hereunder except to the extent the indebtedness has been paid. Each of Holdings and the Parent waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings and the Parent against the Borrower or any other party or any security.

                  (b) Except as otherwise specifically required hereunder, each of Holdings and the Parent waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of these Guarantees, and notices of the existence, creation or incurring of new or additional indebtedness. Each of Holdings and the Parent assumes all responsibility for being and keeping itself informed of the Borrower' financial condition and assets, and of all other circumstances bearing upon the risk of non-payment of the indebtedness and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Guaranteed Creditors shall have no duty to advise Holdings and the Parent of information known to them regarding such circumstances or risks.

                  Each of Holdings and the Parent warrants and agrees that each of the waivers set forth above in this Section 13.09 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

                  13.10 Guaranty Continuing. These Guarantees are continuing ones and all liabilities to which they apply or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Guaranteed Creditors in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Guaranteed Creditors or any subsequent holder of a Note, or issuer of, or participant in, a Letter of Credit would otherwise have. No notice to or demand on Holdings and the Parent in any case shall entitle Holdings and the Parent to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Guaranteed Creditors or any holder, creator or purchaser to any other or further action in any circumstances without notice or demand.

                  13.11 Binding Nature of Guaranties. These Guarantees shall be binding upon Holdings and the Parent and their respective successors and assigns and shall inure to the benefit of the Guaranteed Creditors and their successors and assigns.

                  13.12 Judgments Binding. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the indebtedness and such Guaranteed Creditor repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such Guaranteed Creditor with any such claimant (including the Borrower) then and in such event each of Holdings and the Parent agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings and the Parent, notwithstanding any revocation hereof or the cancellation of any Note, or other instrument evidencing any liability of the Borrower, and Holdings and the Parent shall be and remain liable to the Guaranteed Creditors hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  SECTION 14. Miscellaneous.

                  14.01 Payment of Expenses, etc. Each of the Parent, Holdings and the Borrower, jointly and severally, agree to: (i), pay (A) all reasonable out-of-pocket costs and expenses of the Administrative Agent (for purposes of this Section 14.01, the term "Administrative Agent" shall include DBAG in its capacity as Collateral Agent pursuant to the Security Documents) (including, without limitation, the reasonable fees and disbursements of White & Case LLP and one local counsel in each jurisdiction) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein, (B) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent) in connection with any amendment, waiver or consent relating hereto or thereto, and the determination of compliance or non-compliance by the Parent and its Subsidiaries with the provisions hereof or thereof, including, without limitation, with respect to Permitted Acquisitions,
(C) all reasonable fees and disbursements of consultants and advisors retained by the Administrative Agent or its counsel in connection with the administration of the Credit Documents, but only to the extent retained after a determination by the Administrative Agent (in its sole discretion) that such retention is advisable to protect the interests of the Lenders in light of underperformance by, or other distressed situation relating to, the Parent and its Subsidiaries taken as a whole, (D) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with its syndication efforts with respect to this Agreement (including, without limitation, the reasonable fees and disbursements of White & Case LLP) and (E) all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Issuing Lender and each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Lenders); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the execution, delivery or enforcement of this Agreement or any other Credit Document or any document or instrument referred to therein or herein and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) defend, protect, indemnify and hold harmless the each Agent, the Issuing Lender, each Lender and each of their respective Affiliates, and each of their respective officers, directors, employees, representatives, attorneys and Administrative Agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations (including removal or remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, claims, actions, judgments, suits, reasonable out-of-pocket costs, expenses and disbursements (including reasonable attorneys' and consultants fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or assessed against the Indemnitees directly or indirectly based on, or arising or resulting from, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among any Agent, any Lender, the Borrower or any third person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents; (b) any non-compliance of any Environmental Law relating to any Real Property at any time owned or operated by the Parent or any of its Subsidiaries which arises from or is related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in any other Credit Documents; (c) the actual or alleged generation, presence, use, storage, disposal or Release of Hazardous Materials on or from, or the transportation of Hazardous Materials to or from, any Real Property owned or at any time operated by the Parent or any of its Subsidiaries which arises from or is related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in any other Credit Documents; (d) any Environmental Claim relating to the Parent or any of its Subsidiaries or any Real Property owned or at any time operated by the Parent or any of its Subsidiaries which arises from or is related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in any other Credit Documents; (e) the exercise of the rights of the Administrative Agent and of any Lender under any of the provisions of this Agreement or any other Credit Document or any Letter of Credit or any Loans hereunder; or (f) the consummation of any transaction contemplated herein or in any other Credit Document (clauses (a) through (f), collectively, the "Indemnified Matters") regardless of when such Indemnified Matter arises; but excluding any such Indemnified Matter to the extent based on the gross negligence or willful misconduct of any Indemnitee or any Affiliate of such Indemnitee.

                  14.02 Right of Setoff. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of each Credit Party against and on account of the Obligations and liabilities of such Person to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to
Section 14.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The applicable Lender shall notify the Borrower and the Administrative Agent of such setoff or application, provided that any failure to give or delay in giving such notice shall not affect the validity of any such setoff or application under this section.

                  (b) Notwithstanding the foregoing subsection (a), at any time that the Loans or any other Obligation shall be secured by real property located in California, no Lender or the Administrative Agent shall exercise a right of setoff, lien or counterclaim or take any court or administrative action or institute any proceeding to enforce any provision of this Agreement or any Note unless it is taken with the consent of the Required Lenders or, to the extent required by Section 14.12 of this Agreement, all of the Lenders, or approved in writing by the Administrative Agent, if such setoff or action or proceeding would or might (pursuant to California Code of Civil Procedure Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure or Section 2924 of the California Civil Code, if applicable, or otherwise) affect or impair the validity, priority, or enforceability of the Liens granted to the Collateral Agent pursuant to the Security Documents or the enforceability of the Notes and other obligations hereunder, and any attempted exercise by any Lender or the Administrative Agent of any such right without obtaining such consent of the Required Lenders or the Administrative Agent shall be null and void. This subsection (b) shall be solely for the benefit of each of the Lenders and the Administrative Agent hereunder.

                  14.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered: if to the Parent, Holdings or the Borrower, at its address specified opposite its signature below; if to any Lender, at its address specified on Schedule II; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, facsimilied or sent by overnight courier, be effective three Business Days after deposited in the mails, certified, return receipt requested, one day following delivery to an overnight courier, as the case may be, or when sent by facsimile device, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

                  14.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of all of the Lenders; and provided further, that although any Lender may grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments or Loans hereunder except as provided in Section 14.04(b)) and the participant shall not constitute a "Lender" hereunder; and provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the Commitments in which such participant is participating over the amount thereof then in effect (it being understood that a waiver of any conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute an increase of the Commitment in which any participant is participating, that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment in which any participant is participating, and that an increase in any Commitment shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof and that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i) so long as such amendment or modification is not intended to reduce such rate of interest of such fees), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (in each case except as expressly provided in the Credit Documents), or any Guarantor or Guaranty (in each case except as expressly provided in the relevant Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.



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

                  (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments (and related outstanding Obligations hereunder) and/or its outstanding Term Loans to (i) its parent company and/or any Lending Affiliate of such Lender or to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of a Lender or an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $1,000,000 (or the Dollar Equivalent thereof) in the aggregate for the assigning Lender or assigning Lenders, of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or $1,000,000 (or the Dollar Equivalent thereof) in the aggregate of such assigning Lender or assigning Lenders of its Term Loan Commitment and/or outstanding Term Loans to one or more Eligible Transferees (treating (A) any fund that invests in bank loans and (B) any other fund that invests in bank loans and is managed by the same investment advisor as such fund or by an Affiliate of such investment advisor, as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement substantially in the form of Exhibit L, provided that (i) at such time Schedule I shall be deemed modified to reflect the Commitment and/or outstanding Term Loans, as the case may be, of such new Lender and of the existing Lenders, (ii) if requested by the assigning Lender or the assignee Lender, upon surrender of the old Notes, if any, (with such old Notes, if any, of the assigning Lender to be marked "Canceled") (or the furnishing of a standard indemnity letter from the respective assigning Lender in respect of any lost Notes reasonably acceptable to the Borrower), new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and/or outstanding Term Loans, as the case may be, (iii) the consent of the Administrative Agent and, so long as no Event of Default exists, the Borrower shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) of this Section 14.04(b) (which consent, in each case, shall not be unreasonably withheld or delayed and shall not be required for Lenders that have been approved by the Borrower in writing in connection with the primary syndication which take by assignment on or prior to April 30, 2004), (iv) the consent of the Issuing Lender shall be required in connection with any assignment of Revolving Loan Commitments pursuant to clause (y) of this Section 14.04(b) (which consent shall not be unreasonably withheld or delayed) and (v) the Administrative Agent shall receive at the time of each assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 14.14. To the extent of any assignment pursuant to this Section 14.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments and/or outstanding Term Loans. At the time of each assignment pursuant to this
Section 14.04(b) to a Person which is not already a Lender hereunder, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a
Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Revolving Loan Commitments and outstanding Obligations pursuant to Section 1.13 or this Section 14.04(b) would, due to circumstances existing at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Notwithstanding anything to the contrary contained above, at any time after the termination of the Total Revolving Loan Commitment, if any Revolving Loans or Letters of Credit remain outstanding, assignments may be made as provided above, except that the respective assignment shall be of a portion of the outstanding Revolving Loans of the respective RC Lender.



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

                  (c) Nothing in this Agreement shall prevent or prohibit any Lender or DBAG from pledging its Loans and Notes hereunder to a Federal Reserve Lender in support of borrowings made by such Lender from such Federal Reserve Lender and, with the consent of the Administrative Agent, any Lender which is a fund may pledge all or any portion of its Notes or Loans to its trustee in support of its obligations to its trustee. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder and in no event shall any assignee or pledgee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit any action hereunder.

                  14.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Parent, Holdings or the Borrower or any other Credit Party and the Administrative Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  14.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall (except as otherwise provided in this Agreement) distribute such payment to the Lenders pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Fees or other Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  14.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Parent, Holdings or the Borrower to the Lenders; it being understood and agreed that notes may be absent in the interim financial statements). In addition, except as otherwise specifically provided herein, all computations determining compliance with Sections 4.02 and 9, including definitions used therein, shall utilize accounting principles and policies in effect from time to time; provided that if any such accounting principle or policy shall change after the Effective Date, the Borrower shall give prompt notice thereof to the Administrative Agent and each of the Lenders and if within 90 days following such notice the Borrower, the Administrative Agent or the Required Lenders shall elect by giving written notice of such election to the other parties hereto, such computations shall not give effect to such change unless and until this Agreement shall be amended pursuant to Section 14.12 to give effect to such change. Notwithstanding the foregoing, to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis.

                  (b) All computations of interest and Fees hereunder shall be made on the basis of a year of 360 days (365-366 days in the case of interest on Base Rate Loans maintained at the Prime Lending Rate) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable.

                  14.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE SECURITY DOCUMENTS AND GUARANTIES WHICH BY THEIR TERMS ARE GOVERNED BY LAWS OTHER THAN THE LAW OF THE STATE OF NEW YORK, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the Courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Parent, Holdings and the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid Courts. Each Credit Party hereby further irrevocably waives any claim that such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each of the Parent, Holdings and the Borrower irrevocably consents to the service of process out of any of the aforementioned Courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Parent, Holdings or the Borrower at its address set forth opposite its signatures below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent under this Agreement, any Lender or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

                  (b) Each of the Parent, Holdings and the Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other credit document brought in the Courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such Court that any such action or proceeding brought in any such Court has been brought in an inconvenient forum.

                  (c) Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby.

                  14.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Parent and the Administrative Agent.

                  14.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Parent, Holdings, the Borrower and each Lender shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile transmission notice (actually received) in accordance with Section 14.03 at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

                  14.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.



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

                  14.12 Amendment or Waiver. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders; provided that no such change, waiver, discharge or termination shall, without the consent of each Lender directly affected thereby: (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit or Unpaid Drawing beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates), or reduce the principal amount thereof (it being understood that any amendment or modification to the financial definitions in this Agreement utilized to determine any financial performance metric shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification actually results in such a reduction, so long as the intent of such amendment or modification is not to reduce such rate of interest or fees); (ii) release all or substantially all of the Collateral (except as expressly provided in the relevant Credit Documents) or all or substantially all of the Guarantors from their Guaranties (in each case except as expressly provided in the relevant Credit Documents); (iii) amend, modify or waive any provision of Section 14.06 or this Section 14.12; (iv) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, extensions of credit pursuant to this Agreement in addition to those set forth in or contemplated by this Agreement on the Effective Date may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Initial Term Loans and Revolving Loan Commitments are included on the Initial Borrowing Date); or (v) consent to the assignment or transfer by the Parent, Holdings or the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall: (1) increase the Commitments of any Lender over the amount thereof then in effect (it being understood that a waiver of any conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment or of a mandatory prepayment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender) without the consent of such Lender; (2) without the consent of the Issuing Lender, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit; (3) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 or any other provision relating to the rights or obligations of the Administrative Agent; (4) without the consent of the Collateral Agent, amend, modify or waive any provision of Section 12 or any other provision relating to the rights or obligations of the Collateral Agent; (5) without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01(a) or 4.02 (excluding Section 4.02(b), (c) and (d)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered); or (6) without the consent of the Majority Lenders of the respective Tranche, amend, modify or waive any Scheduled Repayment of such Tranche.

                  (b) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to
Section 14.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, on and after the Initial Borrowing Date, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Tranches (or related Commitments), to replace only the respective Tranche of Commitments and/or related Obligations of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section
1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Revolving Loan Commitment (if such Lender's consent is required as a result of its Revolving Loan Commitment), and/or repay each Tranche of outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent and/or cash collateralize its applicable Revolving Percentage of the Letter of Credit Outstandings, in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the Commitments which are terminated and Loans which are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B), the Required Lenders (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that the Borrower shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to
Section 14.12(a).

                  (c) Notwithstanding anything to the contrary contained above in this Section 14.12, the Collateral Agent or the Administrative Agent, as the case may be, may (i) enter into amendments to the Guaranties and the Security Documents for the purpose of (x) adding additional Subsidiaries of the Parent (or other Credit Parties) or other pledgors as parties thereto and (y) ensuring that the Collateral thereunder secures all of the obligations intended to be secured thereby (including, without limitation, additional extensions of credit under the Incremental Term Loan Commitments and the Interest Rate Protection or Other Hedging Agreements) and (ii) enter into security documents to satisfy the requirements of Sections 1.15, 8.11 and 8.14, in each case without the consent of the Required Lenders.

                  14.13 Confidentiality. (a) Subject to the provisions of clause
(b) of this Section 14.13, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if such Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 14.13 to the same extent as such Lender) any information with respect to the Parent or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing as confidential or would customarily be treated as confidential in banking practice, provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the Administrative Agent or the Collateral Agent, (f) to any prospective or actual transferee or participant (or its investment advisor) in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to maintain the confidentiality contained in this Section and (g) to the NAIC or any similar organization or any nationally recognized rating agency that requires access to information about such Lender's investment portfolio in connection with ratings issued to such Lender.

                  (b) Each of the Parent, Holdings and the Borrower hereby acknowledges and agrees that each Lender may share with any of its Lending Affiliates any information related to the Parent or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Parent, Holdings, the Borrower and their Subsidiaries, provided such Persons shall be subject to the provisions of this Section 14.13 to the same extent as such Lender).

                  14.14 Register. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 14.14, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of the assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 14.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of the assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan which shall be returned to the Borrower marked "canceled", and thereupon one or more new Notes in the same aggregate principal amount shall, to the extent requested, be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent on an after-tax basis from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 14.14 other than those resulting from the Administrative Agent's willful misconduct or gross negligence.

                  14.15 Other Agents. No Person listed on the signature pages hereto or elsewhere in this Agreement or any other Credit Document as any Agent, the Sole Lead Arranger or a Joint Book Running Manager, as the case may be, or any other agent or title shall have any obligations hereunder in its capacity as such except as expressly provided hereunder or thereunder.

                  14.16 USA Patriot Act. Each Lender hereby notifies the Parent, Holdings and the Borrower, on their own behalf and on behalf of each other Credit Party, that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify such Credit Party in accordance with the Patriot Act.

                  14.17 Judgment Currency. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in the Applicable Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Collateral Agent or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Collateral Agent or such Lender under this Agreement or the other Credit Documents. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made at Euro Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent and reasonably acceptable to the Borrower) determined, in each case, as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the Euro Equivalent or the Dollar Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  14.18 Post-Closing Actions. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that:

                  (a) Foreign Certificated Securities. Within 60 days following the Initial Borrowing Date (or such later date as the Collateral Agent shall determine in its reasonable discretion), the Pledgors (as defined in the U.S. Pledge Agreement) shall physically deliver Certificated Securities of any Foreign Corporation existing as of the Initial Borrowing Date (to the extent required pursuant to the U.S. Pledge Agreement), to provide "control" of such Certificated Securities within the meaning of Section 8-106 of the UCC, and take such further acts required, if any, to perfect the Collateral Agent's security interest therein.

                  (b) Certain Instruments. Within 15 days following the Initial Borrowing Date (or such later date as the Collateral Agent shall determine in its reasonable discretion), the Pledgors shall physically deliver each of the Instruments set forth on Annex D to the U.S. Pledge Agreement to the extent such Instruments have not been delivered on the Initial Borrowing Date and provide "control" of such Instruments within the meaning of Section 8-106 of the UCC, and to take such further acts required, if any, to perfect the Collateral Agent's security interest therein.

                  (c) Real Estate. The Borrower shall use its commercially reasonably efforts to obtain within sixty (60) days following the Initial Borrowing Date (or such later date as the Collateral Agent shall determine in its reasonable discretion), all required consents from American United Life Insurance Company in connection with the second-lien mortgage in favor of the Collateral Agent encumbering the property located at 5457 West 79th Street, Indianapolis, Indiana 46268, as well as all instruments and documents necessary to satisfy all conditions set forth in Section 5.12 in respect of such Real Property, together with the appropriate local counsel opinions in respect of such Real Property as set forth in Section 5.12.

                  (d) Swedish Pledge Agreement. Within 90 days following the Initial Borrowing Date (or such later date as the Collateral Agent shall determine in its reasonable discretion), Cabot Intermediate shall have duly authorized, executed and delivered to the Administrative Agent a pledge agreement governed by the laws of Sweden covering 66-2/3% of the capital stock of Aearo Peltor AB owned by Cabot Intermediate (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and hereof, the "Swedish Pledge Agreement", and together with the U.S. Pledge Agreement, the "Pledge Agreements"), which Swedish Pledge Agreement shall be in form and substance satisfactory to the Administrative Agent and in full force and effect, (ii) the Swedish Pledge Agreement shall have been duly recorded or filed in such manner and in such places as required by Swedish law to establish, perfect, preserve and protect the pledge in favor of the pledgee thereunder,
(iii) all taxes, fees and other charges payable in connection with Swedish Pledge Agreement (including the recordation thereof) shall have been paid in full and (iv) the Administrative Agent shall have received such other evidence that all actions necessary or, in the opinion of the Administrative Agent, desirable, to perfect and/or render enforceable the security interest purported to be created by the Swedish Pledge Agreement have been taken (including, without limitation, the delivery of an opinion from Mexican counsel acceptable to the Administrative Agent in form, scope and substance reasonably satisfactory to the Administrative Agent).

                  All provisions of this Agreement and the other Credit Documents (including, without limitation, all conditions precedent, representations, warranties, covenants, events of default and other agreements herein and therein) shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods, required above, rather than as otherwise provided in the respective Credit Document); provided, that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Initial Borrowing Date, the respective representation and warranty shall be required to be true and correct in all material respects (except to the extent qualified by materiality in which case such representations shall be true and correct in all respects to the extent so qualified) at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 14.18 and (y) all representations and warranties relating to the Security Documents shall be required to be true immediately after the actions required to be taken by Section 14.18 have been taken (or were required to be taken). The acceptance of the benefits of the Loans shall constitute a representation, warranty and covenant by the Parent, Holdings and the Borrower to each Lender that the actions required pursuant to this Section
14.18 will be, or have been, taken within the relevant time periods referred to in this Section 14.18 and that, at such time, all representations and warranties contained in this Agreement and the other Credit Documents shall then be true and correct without any modification pursuant to this Section 14.18. The parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above (including any extensions thereof permitted by the Administrative Agent in its reasonable discretion), shall give rise to an immediate Event of Default pursuant to this Agreement.

                                    *  *  *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


Address:                                           AC SAFETY HOLDING CORP.
-------
c/o Bear Stearns Merchant Manager II,
LLC
383 Madison Avenue
New York, NY  10179                                By: /s/ Jeffrey S. Kulka
Attention: Doug Korn                                   ----------------------
                                                       Name:  Jeffrey S. Kulka
                                                       Title:  Chief Financial Officer

Address:
--------
5457 West 79th Street                              AEARO CORPORATION
Indianapolis, IN 46268
Telephone No.: (317) 692-6983
Telecopy No.: (317) 692-6784                       By: /s/ Jeffrey S. Kulka
Attention:  Jeff Kulka                                 ----------------------
                                                       Name:  Jeffrey S. Kulka
                                                       Title:  Chief Financial Officer
with a copy to:
Bear Stearns Merchant Manager II, LLC
383 Madison Avenue
New York, NY  10179
Attention: Doug Korn

Address:
--------
5457 West 79th Street                              AEARO COMPANY I
Indianapolis, IN 46268
Telephone No.: (317) 692-6983
Telecopy No.: (317) 692-6784                       By: /s/ Jeffrey S. Kulka
                                                       ----------------------
Attention:  Jeff Kulka                                 Name:  Jeffrey S. Kulka
                                                       Title:  Chief Financial Officer

with a copy to:
Bear Stearns Merchant Manager II, LLC
383 Madison Avenue
New York, NY  10179
Attention: Doug Korn



                                   DEUTSCHE BANK AG, NEW YORK BRANCH
                                    Individually and as Administrative Agent


                                   By:  /s/ Diane F. Rolfe
                                        --------------------------------------
                                        Name:  Diane F. Rolfe
                                        Title: Vice President


                                   By:  /s/ Scottye Lindsey
                                        --------------------------------------
                                        Name:  Scottye Lindsey
                                        Title: Director

                                   BEAR STEARNS CORPORATE LENDING INC.,
                                    Individually and as Syndication Agent


                                   By:  /s/ Keith C. Barnish
                                        --------------------------------------
                                        Name:  Keith C. Barnish
                                        Title: Executive Vice President

                                   NATIONAL CITY BANK OF INDIANA,
                                    Individually and as Co-Documentation Agent


                                   By:  /s/ K. Alexander Curry
                                        --------------------------------------
                                        Name:  K. Alexander Curry
                                        Title: Senior Vice President

                                  WELLS FARGO BANK, N.A.,
                                   Individually and as Co-Documentation Agent


                                  By:  /s/ Geoffrey Headington
                                       --------------------------------------
                                       Name:  Geoffrey Headington
                                       Title: Vice President

                                       SIGNATURE PAGE TO THE CREDIT AGREEMENT,
                                       DATED AS OF APRIL 7, 2004, AMONG AC
                                       SAFETY HOLDING CORP., AEARO CORPORATION,
                                       AEARO COMPANY I, VARIOUS LENDERS, BEAR
                                       STEARNS CORPORATE LENDING INC., AS
                                       SYNDICATION AGENT, NATIONAL CITY BANK OF
                                       INDIANA AND WELLS FARGO BANK, N.A., AS
                                       CO-DOCUMENTATION AGENTS AND DEUTSCHE BANK
                                       AG, NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT

                                       NAME OF INSTITUTION:

                                       BANK ONE, N.A.,


                                        By: /s/ Brian D. Smith
                                            ----------------------------------
                                            Name:  Brian D. Smith
                                            Title: First Vice President

                                       SIGNATURE PAGE TO THE CREDIT AGREEMENT,
                                       DATED AS OF APRIL 7, 2004, AMONG AC
                                       SAFETY HOLDING CORP., AEARO CORPORATION,
                                       AEARO COMPANY I, VARIOUS LENDERS, BEAR
                                       STEARNS CORPORATE LENDING INC., AS
                                       SYNDICATION AGENT, NATIONAL CITY BANK OF
                                       INDIANA AND WELLS FARGO BANK, N.A., AS
                                       CO-DOCUMENTATION AGENTS AND DEUTSCHE BANK
                                       AG, NEW YORK BRANCH, AS ADMINISTRATIVE
                                       AGENT

                                       NAME OF INSTITUTION:

                                       LaSALLE BANK NATIONAL ASSOCIATION


                                        By: /s/ John K. Beardslee
                                            ----------------------------------
                                            Name:  John K. Beardslee
                                            Title: First Vice President

                                   SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF APRIL 7, 2004, AMONG AC SAFETY HOLDING CORP., AEARO CORPORATION, AEARO COMPANY I, VARIOUS LENDERS, BEAR STEARNS CORPORATE LENDING INC., AS SYNDICATION AGENT, NATIONAL CITY BANK OF INDIANA AND WELLS FARGO BANK, N.A., AS CO-DOCUMENTATION AGENTS AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

                                   NAME OF INSTITUTION:

                                   CREDIT INDUSTRIEL ET COMMERCIAL


                                   By:  /s/ Sean Mounier          Marcus Edward
                                        ----------------------------------------
                                   Name:  Sean Mounier            Marcus Edward
                                   Title: First Vice President   Vice President

                                   SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF APRIL 7, 2004, AMONG AC SAFETY HOLDING CORP., AEARO CORPORATION, AEARO COMPANY I, VARIOUS LENDERS, BEAR STEARNS CORPORATE LENDING INC., AS SYNDICATION AGENT, NATIONAL CITY BANK OF INDIANA AND WELLS FARGO BANK, N.A., AS CO-DOCUMENTATION AGENTS AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

                                   NAME OF INSTITUTION:

                                   FIFTH THIRD BANK (CENTRAL INDIANA)


                                   By: /s/ Gary Howlett
                                       ----------------------------------------
                                   Name:  Gary Howlett
                                   Title: Executive Vice President

                                   SIGNATURE PAGE TO THE CREDIT AGREEMENT, DATED AS OF APRIL 7, 2004, AMONG AC SAFETY HOLDING CORP., AEARO CORPORATION, AEARO COMPANY I, VARIOUS LENDERS, BEAR STEARNS CORPORATE LENDING INC., AS SYNDICATION AGENT, NATIONAL CITY BANK OF INDIANA AND WELLS FARGO BANK, N.A., AS CO-DOCUMENTATION AGENTS AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

                                   NAME OF INSTITUTION:

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:   /s/ Shelly B. Stephenson
                                         --------------------------------------
                                   Name:  Shelly B. Stephenson
                                   Title: Vice President